Filed pursuant to Rule 497(b)
File No. 333-260616

BMO FUNDS, INC.

BMO Government Money Market Fund

BMO Prime Money Market Fund

BMO Tax-Free Money Market Fund

790 North Water Street, Suite 1100

Milwaukee, Wisconsin 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofunds.com

December 21, 2021

Dear Shareholder:

On behalf of the Board of Directors (the “Board”) of BMO Funds, Inc. (“BMO Funds”), we are pleased to invite you to a special joint meeting of shareholders (with any postponements or adjournments, the “Special Meeting”), which is scheduled to be held on February 4, 2022, at 9:00 a.m., Central Time, at BMO Funds’ principal executive offices at 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202.

At the Special Meeting, you will be asked to consider and vote on the following proposals:

(1)

To approve: (i) an Agreement and Plan of Reorganization pursuant to which each of the BMO Government Money Market Fund, BMO Prime Money Market Fund and BMO Tax-Free Money Market Fund, each a series of BMO Funds (each, an “Acquired Fund” and together, the “Acquired Funds”), would transfer its assets to a corresponding series of Goldman Sachs Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”), in exchange for a designated class of shares of the corresponding Acquiring Fund and the assumption of each Acquired Fund’s stated liabilities by the corresponding Acquiring Fund; and (ii) an amendment to the Articles of Incorporation of BMO Funds to dissolve and terminate the Acquired Funds (each, a “Reorganization” and together, the “Reorganizations”); and

(2)	To transact such other business as may properly come before the Special Meeting.

Formal notice of the Special Meeting is enclosed, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The Reorganizations are discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.

The Board recommends that you vote “FOR” the Reorganizations.

If you are a shareholder of record of an Acquired Fund as of the close of business on November 30, 2021, you have the opportunity to vote on the Reorganization affecting your Acquired Fund. Your vote is important, regardless of the number of shares of the Acquired Fund(s) you own. Whether or not you expect to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. You may cast your vote by completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or by following the instructions on the proxy card for voting your proxy on the Internet or by touch-tone telephone. It is important that your vote be received no later than 11:59 p.m. Eastern Time on February 3, 2022.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions before you vote, please call BMO Funds at 1-800-236-3863. Although we recommend that you read the complete Proxy Statement/Prospectus enclosed herewith, for your convenience we have provided on the following pages a brief overview of the proposals to be voted on at the Special Meeting.

Sincerely,

John M. Blaser

President and Secretary

BMO Funds, Inc.

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATIONS

This is a brief overview of the proposals to be considered by shareholders of the Acquired Funds at the Special Meeting. We encourage you to read the full text of the enclosed Proxy Statement/Prospectus to obtain detailed information with respect to the proposal(s) for your Acquired Fund.

What is a fund reorganization?

•

A fund reorganization involves one acquired fund transferring all of its assets to an acquiring fund in exchange for shares of such acquiring fund and the assumption by the acquiring fund of all stated liabilities of the acquired fund. Once completed, shareholders of the fund being reorganized (i.e., the acquired fund) will hold shares of the acquiring fund.

What is the proposal for my Acquired Fund(s)?

•

As a shareholder of one or more of the Acquired Funds, you are being asked to vote on a proposal involving the reorganization of your Acquired Fund into the corresponding Acquiring Fund, which is managed by Goldman Sachs Asset Management, L.P. (“GSAM”). As proposed, each Acquired Fund would reorganize into the corresponding Acquiring Fund as set forth in the table below:

Acquired Fund	Acquiring Fund
BMO Government Money Market Fund	Goldman Sachs Financial Square Government Fund
BMO Prime Money Market Fund	Goldman Sachs Investor Money Market Fund
BMO Tax-Free Money Market Fund	Goldman Sachs Investor Tax-Exempt Money Market Fund

Why are the Reorganizations being proposed?

•

BMO Asset Management Corp. (“BMO AM”), the investment manager of the Acquired Funds, and Bank of Montreal, the parent of BMO AM, have determined to exit the mutual fund investment advisory business in the United States, including ceasing management of the Acquired Funds. To ensure that shareholders of the Acquired Funds have continued access to a large and stable mutual fund platform, BMO AM has proposed reorganizing each of the Acquired Funds into the corresponding Acquiring Funds.

•

The Acquiring Funds are money market funds that are managed by GSAM, and each Acquiring Fund has an investment strategy that is similar to that of the corresponding Acquired Fund. GSAM has been registered as an investment adviser with the SEC since 1990 and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of September 30, 2021, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.15 trillion.

How will the Reorganizations affect me? Will there be any changes to my fees and expenses as a result of the Reorganizations?

•

If a Reorganization is approved by an Acquired Fund’s shareholders and the other conditions to the closing of the Reorganization are satisfied or waived on the effective date of the Reorganization, the Acquired Fund’s shareholders will be issued a designated class of shares of the corresponding Acquiring Fund that are equal in aggregate value to the shares of the Acquired Fund that those shareholders held immediately prior to the effective time of the Reorganization. Following the Reorganizations, the shareholders of the Acquired Funds are expected to experience a decrease in net fees and expenses with respect to their investment in the corresponding Acquiring Fund.

•

Although shareholders of the Acquired Funds are expected to experience a decrease in net fees and expenses following the Reorganizations, at certain asset levels (which have not yet been reached), the contractual management fee of each of BMO Government Money Market Fund and BMO Tax-Free Money Market Fund is lower than that of each Fund’s corresponding Acquiring Fund, and at all asset levels, the contractual management fee of BMO Prime Money Market Fund is lower than that of its corresponding Acquiring Fund. However, it is important to consider differences in fee structure when making these comparisons. Additional information, including pro forma expense information, is included in the enclosed Proxy Statement/Prospectus in the section entitled “Synopsis of Proposal” for each corresponding Reorganization.

Will the portfolio managers of my fund change as a result of the Reorganizations?

•

Yes. GSAM is the investment manager of each Acquiring Fund, and the portfolio managers of each Acquiring Fund are different than the portfolio managers for each corresponding Acquired Fund. The portfolio managers of the Acquiring Funds will continue to manage the Acquiring Funds following the Reorganizations.

Will there be any changes to the options or services associated with my account as a result of the Reorganizations?

•

Yes. All services will be provided by the Acquiring Funds and their service providers following the Reorganizations. The account-level features and options of the Acquiring Funds are discussed in the enclosed Proxy Statement/Prospectus. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

What are the costs of the Reorganizations?

•

You will not pay any sales charges in connection with receiving Acquiring Fund shares issued in the Reorganizations. Reorganization costs will be allocated among BMO AM, GSAM and their affiliates, whether or not such Reorganizations are consummated. Costs of the Reorganizations, which are estimated to be approximately $500,000, will not be borne by the Acquired Funds or Acquiring Funds.

Will there be any costs associated with portfolio repositioning?

•

There is not expected to be any material portfolio repositioning in anticipation of the Reorganizations. To the extent there is a limited amount of portfolio repositioning, BMO AM has agreed to bear the direct trading costs arising from sales of portfolio assets of an Acquired Fund by the Acquired Fund in anticipation of the Reorganizations. Additional information is included in the enclosed Proxy Statement/Prospectus in the section entitled “Summary – U.S. Federal Income Tax Consequences of the Reorganizations.”

What are the U.S. federal income tax consequences of the Reorganizations?

•

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that neither the Acquired Fund nor the Acquired Fund shareholders who receive shares of the corresponding Acquiring Fund in a Reorganization will recognize gain or loss as a direct result of the Reorganization and no Acquiring Fund will recognize gain or loss as a direct result of the Reorganization. However, a gain or loss may be recognized by an Acquired Fund with respect to assets as to which unrealized gain or loss is required to be recognized under U.S. federal income tax principles at the termination of a taxable year or upon the transfer of such assets regardless of whether such transfer would otherwise be a non-taxable transaction. Prior to the closing of each Reorganization, each Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to such Acquired Fund’s shareholders for U.S. federal income tax purposes. To the extent that portfolio securities of an Acquired Fund are sold in connection with any portfolio repositioning prior to the closing of a Reorganization, the Acquired Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by such Acquired Fund. For more information see the section of the enclosed Proxy Statement/Prospectus entitled “Summary – U.S. Federal Income Tax Consequences of the Reorganizations.”

If approved, when will the Reorganizations happen?

•	Each Reorganization will take place following shareholder approval of such Reorganization and is expected to close in mid-February 2022.

How does the Board of Directors of BMO Funds recommend that I vote on the Reorganizations?

•	After careful consideration, the Board recommends that you vote “FOR” the Reorganization(s) with respect to your Acquired Fund.

What happens if the Reorganizations are not approved?

•

If the shareholders of one or more of the Acquired Funds approve the Reorganization but the shareholders of the other Acquired Fund(s) do not approve the Reorganization, then the Reorganization(s) will be implemented with regard to the Acquired Fund(s) that received shareholder approval of the Reorganization, provided the other closing conditions are satisfied or waived. The Board will consider additional actions with respect to any Acquired Fund that does not receive shareholder approval of the Reorganization or for which other closing conditions are not satisfied or waived, which may include liquidating the Acquired Fund.

How can I vote?

•	You can vote in one of four ways:
•	By Internet (log on to the Internet site listed on your proxy card).

•	By telephone (call the toll-free number listed on your proxy card).

•	By mail (using the enclosed postage pre-paid envelope).

•	In person at the Special Meeting scheduled to occur at 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202, on February 4, 2022.

•

The deadline for voting by telephone or Internet is 11:59 P.M. E.T. on February 3, 2022. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail.

Whom should I call if I have questions?

•	If you have questions about any of the proposals described in the enclosed Proxy Statement/Prospectus or about voting procedures, please call BMO Funds, toll free at 1-800-236-3863.

BMO FUNDS, INC.

BMO Government Money Market Fund

BMO Prime Money Market Fund

BMO Tax-Free Money Market Fund

790 North Water Street, Suite 1100

Milwaukee, Wisconsin 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofunds.com

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 4, 2022

NOTICE IS HEREBY GIVEN THAT a special joint meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of each of the funds listed above is scheduled to be held on February 4, 2022, at 9:00 a.m., Central Time, at 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202, to consider and vote on the following proposals:

(1)

To approve: (i) an Agreement and Plan of Reorganization pursuant to which each of the BMO Government Money Market Fund, BMO Prime Money Market Fund and BMO Tax-Free Money Market Fund, each a series of BMO Funds, Inc. (“BMO Funds”) (each, an “Acquired Fund” and together, the “Acquired Funds”), would transfer its assets to a corresponding series of Goldman Sachs Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”), in exchange for a designated class of shares of the corresponding Acquiring Fund and the assumption of each Acquired Fund’s stated liabilities by the corresponding Acquiring Fund; and (ii) an amendment to the Articles of Incorporation of BMO Funds to dissolve and terminate the Acquired Funds (each, a “Reorganization” and together, the “Reorganizations”); and

(2)	To transact such other business as may properly come before the Special Meeting.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the Reorganizations. Shareholders of each of the Acquired Funds will vote separately on each of the proposals.

THE BOARD OF DIRECTORS OF BMO FUNDS RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATIONS.

If you are a shareholder of record of an Acquired Fund as of the close of business on November 30, 2021, you have the opportunity to vote on the Reorganization affecting your Acquired Fund. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign and return the enclosed Proxy Ballot by February 3, 2022 to help achieve a quorum and that a maximum number of shares may be voted. Your vote is important, regardless of the number of shares of the Acquired Fund(s) you own. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to an Acquired Fund or by voting in person at the Special Meeting.

By Order of the Board of Directors of BMO Funds,

John M. Blaser

President and Secretary

BMO Funds, Inc.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION VALID

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o	John B. Smith, Custodian f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith, Jr. UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•

AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site indicated on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.

•

AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

•	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided.

•	VOTE IN PERSON AT THE SPECIAL MEETING.

COMBINED PROXY STATEMENT/PROSPECTUS

December 21, 2021

PROXY STATEMENT OF

BMO FUNDS, INC.

BMO Government Money Market Fund

BMO Prime Money Market Fund

BMO Tax-Free Money Market Fund

790 North Water Street, Suite 1100

Milwaukee, Wisconsin 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofunds.com

AND

PROSPECTUS OF

GOLDMAN SACHS TRUST

Goldman Sachs Financial Square Government Fund

Goldman Sachs Investor Money Market Fund

Goldman Sachs Investor Tax-Exempt Money Market Fund

71 South Wacker Drive

Chicago, Illinois 60606

1-800-621-2550

www.gsamfunds.com

This combined proxy statement/prospectus, dated December 21, 2021 (this “Proxy Statement/Prospectus”), is being furnished to shareholders of BMO Government Money Market Fund, BMO Prime Money Market Fund and BMO Tax-Free Money Market Fund, each a series of BMO Funds, Inc. (“BMO Funds”) (each, an “Acquired Fund” and together, the “Acquired Funds”), in connection with the solicitation by the Board of Directors of the BMO Funds (the “BMO Funds Board” or the “BMO Funds Directors”) of proxies to be used at a special joint meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of the Acquired Funds to be held at 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202, on February 4, 2022, at 9:00 a.m., Central Time.

At the Special Meeting, shareholders of each Acquired Fund will be asked to consider and vote separately on the following proposals:

(1)

To approve: (i) an Agreement and Plan of Reorganization (each, a “Plan”) pursuant to which each of Acquired Funds would transfer its assets to a corresponding series of Goldman Sachs Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”), in exchange for a designated class of shares of the corresponding Acquiring Fund and the assumption of each Acquired Fund’s stated liabilities by the corresponding Acquiring Fund; and (ii) an amendment to the Articles of Incorporation of BMO Funds to dissolve and terminate the Acquired Funds (each, a “Reorganization” and together, the “Reorganizations”); and

(2)	To transact such other business as may properly come before the Special Meeting.

The Acquiring Funds are managed by Goldman Sachs Asset Management, L.P. (“GSAM”). If a Reorganization is approved by an Acquired Fund’s shareholders and the other conditions to the closing of the Reorganization are satisfied or waived on the effective date of the Reorganization, the Acquired Fund’s shareholders will be issued shares of the corresponding Acquiring Fund that are equal in aggregate value to the shares of the Acquired Fund that those shareholders held immediately prior to the effective time of the Reorganization. The Acquired Fund will then be liquidated, dissolved and terminated as a series of the BMO Funds. The table below shows the Acquired Funds (and share classes) and corresponding Acquiring Funds (and share classes):

Acquired Fund and Share Classes	Corresponding Acquiring Fund and Share Classes
BMO Government Money Market Fund Investor (Class Y) Premier	Goldman Sachs Financial Square Government Fund Administration Institutional

BMO Prime Money Market Fund Investor (Class Y) Premier	Goldman Sachs Investor Money Market Fund Administration Class I

BMO Tax-Free Money Market Fund Investor (Class Y) Premier	Goldman Sachs Investor Tax-Exempt Money Market Fund Administration Class I

Each Acquired Fund and each Acquiring Fund operates as a “money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”).

THE BMO FUNDS BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATIONS

Shareholders of record of the Acquired Funds at the close of business on November 30, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. Shareholders of each of the Acquired Funds will vote separately on each of the proposals. If the shareholders of one or more of the Acquired Funds approve the Reorganization but the shareholders of the other Acquired Fund(s) do not approve the Reorganization, then the Reorganization(s) will be implemented with regard to the Acquired Fund(s) that received shareholder approval of the Reorganization, provided the other closing conditions are satisfied or waived. The BMO Funds Board will consider additional actions with respect to any Acquired Fund that does not receive shareholder approval of the Reorganization or for which other closing conditions are not satisfied or waived, which may include liquidating the Acquired Fund.

This Proxy Statement/Prospectus, proxy card and accompanying Notice of Special Joint Meeting of Shareholders will be first sent or given to shareholders of the Acquired Funds on or about December 21, 2021. If approved by shareholders, the Reorganizations are expected to take place in mid-February 2022. (The Acquired Funds and the Acquiring Funds are referred to individually or collectively as a “Fund” or the “Funds.”)

The following documents containing additional information about the Acquired Funds, each having been filed with the SEC, are incorporated by reference into (legally considered to be part of) this Proxy Statement/Prospectus:

•	The Statement of Additional Information, dated December 21, 2021, relating to this Proxy Statement/Prospectus;

•	Prospectus for the Acquired Funds, dated December 29, 2020, as supplemented June 2, 2021, October 20, 2021, and November 18, 2021;

•	Statement of Additional Information of the Acquired Funds, dated December 29, 2020, as supplemented July 6, 2021, and October 20, 2021;

•	Annual Report to shareholders of the Acquired Funds for the fiscal year ended August 31, 2021 (and the audited financial statements contained therein); and

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•	Semi-Annual Report to shareholders of the Acquired Funds for the fiscal period ended February 28, 2021 (and the financial statements contained therein).

The policies and procedures set forth in the section entitled “Shareholder Guide” in this Proxy Statement/Prospectus will apply to the shares issued by the Acquiring Funds in connection with the Reorganizations. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Where to Get More Information

Each Acquired Fund’s current prospectus and any applicable supplements.	On file with the SEC (www.sec.gov) and available at no charge by calling: 1-800-236-3863 or on the Acquired Funds’ website (www.bmofunds.com).

Each Acquired Fund’s current statement of additional information and any applicable supplements.	On file with the SEC (www.sec.gov) and available at no charge by calling: 1-800-236-3863 or on the Acquired Funds’ website (www.bmofunds.com).

Each Acquired Fund’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (www.sec.gov) and available at no charge by calling: 1-800-236-3863 or on the Acquired Funds’ website (www.bmofunds.com).

A statement of additional information for this Proxy Statement/Prospectus, dated December 21, 2021 (the “SAI”). The SAI contains additional information about the Acquired Funds and the Acquiring Funds.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-800-236-3863 or on the Acquired Funds’ website (www.bmofunds.com). If you wish to request the SAI, please ask for the “Reorganization SAI.”

To ask questions about this Proxy Statement/Prospectus.	Call the toll-free telephone number: 1-800-236-3863.

The BMO Funds Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in either an Acquired Fund or an Acquiring Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Proxy Statement/Prospectus sets forth concisely the information shareholders of the Acquired Funds should know before voting on the Reorganizations and constitutes an offering of the shares of the Acquiring Funds being issued in the Reorganizations. Please read it carefully and retain it for future reference.

-iii-

-i-

SUMMARY

The following information describes the proposed reorganization of each Acquired Fund into the corresponding Acquiring Fund. You should carefully read the entire Proxy Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

BMO Asset Management Corp. (“BMO AM”), the investment manager of the Acquired Funds, and Bank of Montreal, the parent of BMO AM, have determined to exit the mutual fund investment advisory business in the United States, including ceasing management of the Acquired Funds. To ensure that shareholders of the Acquired Funds have continued access to a large and stable mutual fund platform, BMO AM has proposed reorganizing each of the Acquired Funds into a corresponding Acquiring Fund, each of which is a money market fund. BMO AM believes that the Reorganizations offer shareholders of each Acquired Fund the opportunity to remain invested in a money market fund with an investment strategy that is similar to that of the Acquired Funds.

The BMO Funds Board has approved the Reorganizations, as has the Board of Trustees of Goldman Sachs Trust (the “Goldman Sachs Trust Board”). If approved by shareholders of an Acquired Fund, that Acquired Fund’s Reorganization is expected to close in mid-February 2022 (the “Closing Date”).

This Proxy Statement/Prospectus is being used by each Acquired Fund to solicit proxies to vote at the Special Meeting. Shareholders of each Acquired Fund are being asked to consider a proposal to approve: (1) the Plan, which provides for the Reorganization relating to their Acquired Fund; and (2) an amendment to the BMO Funds’ Articles of Incorporation to dissolve and terminate their Acquired Fund.

How Each Reorganization Will Work.

•

Pursuant to a Plan, each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) and the Acquiring Fund’s assumption of all of the Acquired Fund’s stated liabilities, in each case as further described in the Plan. Immediately thereafter, each Acquired Fund will liquidate and distribute pro rata to shareholders of record of each class of its shares the Acquisition Shares of the corresponding class received by the Acquired Fund.

•

The Acquiring Fund will issue and deliver to the corresponding Acquired Fund, in exchange for the assets attributable to each class of its shares, Acquisition Shares of the corresponding class with an aggregate value equal to the aggregate value of the then-outstanding Acquired Fund shares of such class owned by Acquired Fund shareholders, in each case determined as set forth in the Plans. Acquisition Shares of each participating class of shares of the Acquiring Funds will be distributed to the shareholders of the corresponding class of such Acquired Fund in proportion to their holdings of such class of shares of such Acquired Fund.

•

The aggregate value of your investment will not change as a result of a Reorganization. In addition, although there is no guarantee that they will be able to do so, each Fund seeks to maintain a stable $1.00 price per share. As a result, the number of shares you own will likely remain the same.

•

Under the Plans, at the closing of the Reorganizations, the net asset value of your Acquired Fund shares will be determined pursuant to the Acquiring Funds’ valuation procedures. Although the Acquiring Funds’ valuation procedures differ in certain respects from the Acquired Funds’ valuation procedures, the impact of these differences on the net asset value of your shares is expected to be immaterial. The aggregate value of your Acquired Fund shares, as computed on the Closing Date, will equal the aggregate value of the Acquiring Fund shares received in the Reorganization.

•

Costs of the Reorganizations will be borne by BMO AM and GSAM, or their affiliates, whether or not such Reorganizations are consummated. Costs of the Reorganizations will not be borne by shareholders of the Funds, except to the extent that BMO AM and/or GSAM or their affiliates, who are bearing the costs of the Reorganizations, are themselves shareholders in the Funds.

•	Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in connection with a Reorganization.

•

After a Reorganization is completed, Acquired Fund shareholders will be shareholders of the corresponding Acquiring Fund, and each Acquired Fund will be dissolved and terminated. Approval of a Reorganization includes approval to amend the Articles of Incorporation of BMO Funds to dissolve and terminate the Acquired Funds.

•	Each Acquiring Fund will be the accounting and performance survivor of its Reorganization.

•

A comparison of each Acquired Fund to its corresponding Acquiring Fund is provided in the sections immediately following this summary, entitled, “Synopsis of Proposal: Comparison of BMO Government Money Market Fund and Goldman Sachs Financial Square Government Fund,” “Synopsis of Proposal: Comparison of BMO Prime Money Market Fund and Goldman Sachs Investor Money Market Fund,” and “Synopsis of Proposal: Comparison of BMO Tax-Free Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund.”

U.S. Federal Income Tax Consequences of the Reorganizations.

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the Acquiring Fund involved in such Reorganization receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes, as described in more detail in the section entitled “Tax Status of the Reorganization.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by any Acquired Fund or its shareholders as a direct result of its Reorganization.

A portion of the portfolio assets of certain Acquired Funds may be sold by those Acquired Funds before their Reorganization, although, to the extent there are sales of portfolio assets by an Acquired Fund, such sales are not expected to be significant and the actual amount will depend, in part, on shareholder activity prior to the Reorganizations. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis of the Acquired Fund in such assets and the holding period of such assets at the time of such sale. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions may be taxable to shareholders for U.S. federal income tax purposes. Additionally, because each Reorganization will end the tax year of the applicable Acquired Fund, it will accelerate distributions to shareholders from the Acquired Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions may be taxable, and will include any distributable, but not previously distributed, income and capital gains, to the extent not offset by available capital loss carryovers, if any, resulting from portfolio turnover prior to consummation of the Reorganization.

An Acquired Fund shareholder’s aggregate tax basis in the Acquisition Shares received is expected to carry over from the shareholder’s Acquired Fund shares, and an Acquired Fund shareholder’s holding period in the Acquisition Shares is expected to include the shareholder’s holding period in the Acquired Fund shares.

At any time prior to a Reorganization, a shareholder may redeem shares of an Acquired Fund. Because each Acquired Fund seeks to maintain a stable $1.00 share price, shareholders will typically not recognize a gain or loss when they sell, exchange or redeem their shares of an Acquired Fund, because the amount realized will be the same as their tax basis in the shares. However, any such sale, exchange or redemption may result in the recognition of gain or loss by a shareholder for U.S. federal income tax purposes if the amount realized on the sale, exchange or redemption differs from the shareholder’s tax basis in the shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganization.”

SYNOPSIS OF PROPOSAL: COMPARISON OF

BMO GOVERNMENT MONEY MARKET FUND AND GOLDMAN SACHS FINANCIAL SQUARE GOVERNMENT FUND

Comparison of Investment Objectives

The Funds have substantially similar investment objectives as shown below.

BMO Government Money Market Fund (Acquired Fund)	Goldman Sachs Financial Square Government Fund (Acquiring Fund)
To provide current income consistent with stability of principal.	To maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Acquired Fund’s investment objective is a non-fundamental policy that may be changed by the BMO Funds Board without prior approval of shareholders. The Acquiring Fund’s investment objective cannot be changed without approval of a majority of the outstanding shares of the Fund.

Comparison of Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of a Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The tables enable you to compare and contrast the expense levels for the Acquired Fund and the Acquiring Fund, and obtain a general idea of what the expense levels will be if the Reorganization occurs.

Annual fund operating expenses shown in the tables below are based on expenses for the period ended August 31, 2021. Also shown are annual fund operating expenses projected for the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization. The Acquiring Fund includes share classes in addition to those whose expenses are shown below. The tables below include only those Acquiring Fund share classes that will participate in a Reorganization.

In comparing the fees and expenses of the Funds, you may wish to consider differences in fee structure. The Acquiring Fund pays GSAM a fee for its management services, which include investment advisory services and fund administrative services.* In contrast, the Acquired Fund pays BMO AM separate fees for advisory services on the one hand and fund administrative services on the other hand. BMO AM, as administrator of the Acquired Funds, is entitled to receive a fee based on the aggregate average daily net assets of the Acquired Funds (0.040% on the first $2 billion, 0.030% on the next $2 billion, 0.025% on the next $2 billion, 0.020% on the next $2 billion and 0.010% on aggregate average daily net assets in excess of $8 billion). This separate fund administrative services fee is reflected in the Acquired Fund’s “Other expenses” in the Annual Fund Operating Expenses table below.

Shareholders of the Acquired Fund that hold Investor Class (Class Y) Shares will receive Administration Shares of the Acquiring Fund. Shareholders of the Acquired Fund that hold Premier Class Shares will receive Institutional Shares of the Acquiring Fund.

*

As discussed more fully below under “Comparison of Sales Charges and Distribution Arrangements,” Administration Shares of the Acquiring Fund are subject to a shareholder administration fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Administration Shares. These shareholder administration fees are paid to intermediaries that provide certain services to the Acquiring Fund. Investor Class (Class Y) Shares of the Acquired Fund are subject to similar fees (which are called shareholder service fees).

Investor Class (Class Y) Shares of the Acquired Fund and Administration Shares of the Acquiring Fund

	BMO Government Money Market Fund (Investor Class (Class Y) Shares)	Goldman Sachs Financial Square Government Fund (Administration Shares)	Goldman Sachs Financial Square Government Fund (Combined Fund Administration Shares — Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.19%	0.16%	0.16%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.31%	0.27%	0.27%
Shareholder Service Fees (Acquired Fund) / Shareholder Administration Fees (Acquiring Fund)	0.25%	0.25%	0.25%
All Other Expenses	0.06%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.50%	0.43%	0.43%
Expense Limitation	(0.05)%[1]	N/A	N/A
Total Annual Fund Operating Expenses After Expense Limitation	0.45%	0.43%	0.43%

[1]

BMO AM has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses) from exceeding 0.45% for Class Y through December 31, 2022. This expense limitation agreement may not be terminated prior to December 31, 2022 without the consent of the BMO Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Premier Class Shares of the Acquired Fund and Institutional Shares of the Acquiring Fund

	BMO Government Money Market Fund (Premier Class Shares)	Goldman Sachs Financial Square Government Fund (Institutional Shares)	Goldman Sachs Financial Square Government Fund (Combined Fund Institutional Shares — Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.19%	0.16%	0.16%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.06%	0.02%	0.02%
Shareholder Service Fees (Acquired Fund) / Shareholder Administration Fees (Acquiring Fund)	None	None	None
All Other Expenses	0.06%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.25%	0.18%	0.18%
Expense Limitation	(0.05%)[1]	N/A	N/A
Total Annual Fund Operating Expenses After Expense Limitation	0.20%	0.18%	0.18%

[1]

BMO AM has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses) from exceeding 0.20% for Premier Class through December 31, 2022. This expense limitation agreement may not be terminated prior to December 31, 2022 without the consent of the BMO Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Comparison of Expense Example

This Example is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allows you to compare these costs with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your applicable shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same (except that the Example incorporates any expense limitation arrangements for only the first year). Pro forma expenses are included assuming the Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	BMO Government Money Market Fund				Goldman Sachs Financial Square Government Fund				Goldman Sachs Financial Square Government Fund (Combined Fund —Pro Forma)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Investor Class (Class Y) Shares (Acquired Fund) / Administration Shares (Acquiring Fund and Combined Fund)	$46	$155	$275	$623	$44	$138	$241	$542	$44	$138	$241	$542
Premier Class Shares (Acquired Fund) / Institutional Shares (Acquiring Fund and Combined Fund)	$20	$75	$136	$313	$18	$58	$101	$230	$18	$58	$101	$230

Comparison of Principal Investment Strategies

The Funds are money market funds that seek to maintain a stable net asset value (“NAV”) of $1.00 per share. Each Fund operates as a “government money market fund” within the meaning of Rule 2a-7 under the 1940 Act, and each Fund is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized fully by cash or U.S. government securities. Accordingly, although the Funds describe their principal investment strategies somewhat differently, the Funds have similar principal investment strategies, as described below.

BMO Government Money Market Fund (Acquired Fund)	Goldman Sachs Financial Square Government Fund (Acquiring Fund)

The Fund invests at least 80% of its assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities and in repurchase agreements secured by such obligations (collectively referred to as U.S. government securities). The Fund operates as a “government money market fund” within the meaning of Rule 2a-7 under the 1940 Act. As such, the Fund invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are collateralized fully (as defined in Rule 2a-7 under the 1940 Act). The Fund invests its assets in high quality, short-term money market instruments and repurchase agreements.

The Fund may invest only in securities which have been determined by BMO AM to present minimal credit risks to the Fund, based on BMO AM’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength. U.S. government securities present minimal credit risk by definition under applicable regulation. BMO AM uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors.

The Fund invests in the securities of U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government, but are supported through federal loans or other benefits, including the Federal Home Loan Banks (“FHLBs”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (“Freddie Mac”). The Fund also may invest in the securities of U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in the securities of

The Fund pursues its investment objective by investing only in “government securities,” as such term is defined in or interpreted under the 1940 Act, and repurchase agreements collateralized by such securities. “Government securities” generally are securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities.

The Fund intends to be a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are money market funds that invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized fully by cash or U.S. government securities. “Government money market funds” are exempt from requirements that permit money market funds to impose a “liquidity fee” and/or “redemption gate” that temporarily restricts redemptions. As a “government money market fund,” the Fund values its securities using the amortized cost method. The Fund seeks to maintain a stable NAV of $1.00 per share.

Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that meet certain risk-limiting conditions relating to portfolio quality, maturity and liquidity.

BMO Government Money Market Fund (Acquired Fund)	Goldman Sachs Financial Square Government Fund (Acquiring Fund)

governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities, including the Farm Credit Administration and the Financing Corporation. BMO AM also integrates environmental, social, and governance (“ESG”) considerations into its investment process.

In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the 1940 Act, which requires, among other things, the Fund to meet certain requirements as to portfolio quality, diversification, maturity, and liquidity.

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. A “fundamental” investment policy is one that may not be changed without a shareholder vote. Although the fundamental investment policies of the Funds are different, the differences between the fundamental investment policies of the Acquired Fund and the Acquiring Fund are not expected to result in any material difference between the way the Acquired Fund has been managed and the way the Acquiring Fund will be managed. A comparison of the Funds’ fundamental investment policies is set forth in Exhibit A to this Proxy Statement/Prospectus.

Comparison of Principal Risks

The following is a summary of the principal risks associated with an investment in a Fund. Although the Funds describe their principal risks somewhat differently, because the Funds have similar investment objectives, strategies and policies, the principal risks are similar for each Fund. Moreover, because each Fund is a money market fund subject to Rule 2a-7 under the 1940 Act, each Fund is required to meet certain risk-limiting conditions relating portfolio quality, diversification, maturity, and liquidity.

Additional information about these risks is included below. As with any security, an investment in a Fund involves certain risks. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk.

BMO Government Money Market Fund (Acquired Fund)	Goldman Sachs Financial Square Government Fund (Acquiring Fund)

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.	U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities, including securities issued by Fannie Mae, Freddie Mac and the FHLBs, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal

BMO Government Money Market Fund (Acquired Fund)	Goldman Sachs Financial Square Government Fund (Acquiring Fund)
right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.

Repurchase Agreements Risk. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Repurchase agreements are subject to market risk with respect to the collateral securing the repurchase agreements and credit risk with respect to the counterparty. In the event of a bankruptcy or other default by the counterparty, the Fund could experience delays and potential losses in liquidating the underlying security.

See “Credit/Default Risk” below.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.	Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or negative interest rate environment poses additional risks to the Fund, because low or negative yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or, at times, maintain a stable $1.00 share price and/or achieve its investment objective. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government or central bank policy, inflation expectations, and supply and demand. During periods of low short-term interest rates, the Fund may have difficulty maintaining a positive yield.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.	Credit/Default Risk. An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

BMO Government Money Market Fund (Acquired Fund)	Goldman Sachs Financial Square Government Fund (Acquiring Fund)

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.	Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Management Risks. BMO AM’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in

BMO Government Money Market Fund (Acquired Fund)	Goldman Sachs Financial Square Government Fund (Acquiring Fund)
gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Stable NAV Risk. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. BMO AM has no legal obligation to provide financial support to the Fund, and you should not expect that BMO AM will provide financial support to the Fund at any time.	Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect GSAM or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

Additional information about the risks of the Acquiring Funds is included in Exhibit B.

Comparison of Fund Performance

Upon consummation of the Reorganization, the Acquiring Fund will be the accounting and performance survivor. The bar charts and tables below provide an indication of the risks of investing in each Fund by showing: (i) changes in the performance from year to year; and (ii) the average annual total returns of each Fund. Each Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.bmofunds.com (for the Acquired Fund) and www.gsamfunds.com/performance (for the Acquiring Fund) or by calling the appropriate phone number on the front cover of this Proxy Statement/Prospectus.

BMO Government Money Market Fund

Investor Class (Class Y)

*	Year-to-Date return as of September 30, 2021: 0.01%

Average Annual Total Return
For the period ended December 31, 2020	1 Year	5 Years	10 Years
Class Y Shares (Inception 5/17/2004)	0.24%	0.78%	0.39%

Premier Class

*	Year-to-Date return as of September 30, 2021: 0.01%

Average Annual Total Return
For the period ended December 31, 2020	1 Year	5 Years	10 Years
Premier Class Shares (Inception 5/28/2004)	0.31%	0.97%	0.49%

Goldman Sachs Financial Square Government Fund

Administration Shares

*	Year-to-Date return as of September 30, 2021: 0.02%

Average Annual Total Return
For the period ended December 31, 2020	1 Year	5 Years	10 Years
Administration Shares (Inception 9/1/1993)	0.27%	0.83%	0.42%

Institutional Shares

*	Year-to-Date return as of September 30, 2021: 0.02%

Average Annual Total Return
For the period ended December 31, 2020	1 Year	5 Years	10 Years
Class I Shares (Inception 4/6/1993)	0.40%	1.06%	0.54%

Comparison of Sales Charges and Distribution/Service Arrangements

Neither the Acquired Fund nor the Acquiring Fund is subject to a front-end sales load or contingent deferred sales charge. Investor Class (Class Y) Shares of the Acquired Fund are subject to a shareholder service fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Investor Class (Class Y) Shares. Similarly, Administration Shares of the Acquiring Fund are subject to a shareholder administration fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Administration Shares. Premier Class Shares of the Acquired Funds and Institutional Shares of the Acquiring Funds are not subject to any distribution and/or shareholder servicing fee.

Comparison of Management of the Funds

BMO AM currently serves as the investment adviser for the Acquired Fund and GSAM currently serves as the investment adviser for the Acquiring Fund. The tables below show the contractual advisory/management fee schedule for each of the Funds, as applicable. Although shareholders of the Acquired Fund are expected to experience a decrease in net fees and expenses following the Reorganization, at certain asset levels (which have not yet been reached), the contractual management fee of the Acquired Fund is lower than that of the Acquiring Fund. Goldman Sachs Financial Square Government Fund’s management fee schedule will apply following completion of the Reorganization.

As discussed above, in comparing the fees and expenses of the Funds, you may wish to consider differences in fee structure. The Acquiring Fund pays GSAM a fee for its management services, which include investment advisory services and administrative services. In contrast, the Acquired Fund pays BMO AM separate fees for advisory services on the one hand and administrative services on the other hand. BMO AM, as administrator of the Acquired Funds, is entitled to receive a fee based on the aggregate average daily net assets of the Acquired Funds. This separate administrative services fee is reflected in each Acquired Fund’s “Other expenses” in the Annual Fund Operating Expenses tables above.

Fund	Management Fee (as a percentage of the Fund’s average daily net assets)
	On the first $2 billion	On next $2 billion	On next $2 billion	On next $2 billion	In excess of $8 billion
BMO Government Money Market Fund	0.20%	0.185%	0.17%	0.155%	0.14%
Goldman Sachs Financial Square Government Fund	0.16%

Each Fund is governed by its Board, which is responsible for overseeing the Fund. For a listing of members of the BMO Funds Board and the Goldman Sachs Trust Board, please refer to the Statement of Additional Information for the relevant Fund. The Acquiring Fund and Acquired Fund have different portfolio management teams. A comparison of the Funds’ other service providers is included in Exhibit C. There is not expected to be any material differences in the types of services provided to the Acquiring Fund following the Reorganization and change in service providers.

Comparison of Acquired Fund and Acquiring Fund Purchase and Redemption Provisions

The minimum initial investment required for the Acquired Fund is $1,000 for Class Y Shares and $10,000,000 for Premier Shares. For Class Y Shares, the minimum subsequent purchase amount is $50. You may buy or sell (redeem) shares of an Acquired Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Acquired Fund’s portfolio managers determine sufficient liquidity exists in those markets. Shares may be purchased through certain intermediaries or purchased directly by phone, by mail or by wire transaction.

The minimum initial investment required for the Acquiring Fund is $10,000,000 for Administration Shares and $10,000,000 for Institutional Shares. There are no minimum subsequent purchase amounts. You may buy or sell (redeem) shares of the Acquiring Fund on any business day (generally, on any day the New York Stock Exchange is open). Generally, shares may be purchased only through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC, including banks, trust companies, brokers, registered investment advisers and other financial institutions. For additional information on the purchase, redemption and exchange of shares, please see the section entitled “Shareholder Guide” below. In accordance with the Plan, investment minimums and shareholder eligibility criteria applicable to the Acquiring Fund will be waived with respect to Acquired Fund shareholders participating in the Reorganization.

SYNOPSIS OF PROPOSAL: COMPARISON OF

BMO PRIME MONEY MARKET FUND AND GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Comparison of Investment Objectives

The Funds have substantially similar investment objectives as shown below.

BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)
To provide current income consistent with stability of principal.	To maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Funds’ investment objectives are non-fundamental policies and may be changed by the BMO Funds Board and the Goldman Sachs Trust Board, as applicable, without prior approval of shareholders.

Comparison of Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of a Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The tables enable you to compare and contrast the expense levels for the Acquired Fund and the Acquiring Fund, and obtain a general idea of what the expense levels will be if the Reorganization occurs.

Annual fund operating expenses shown in the tables below are based on expenses for the period ended August 31, 2021. Also shown are annual fund operating expenses projected for the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization. The Acquiring Fund includes share classes in addition to those whose expenses are shown below. The tables below include only those Acquiring Fund share classes that will participate in a Reorganization.

In comparing the fees and expenses of the Funds, you may wish to consider differences in fee structure. The Acquiring Fund pays GSAM a fee for its management services, which include investment advisory services and fund administrative services.* In contrast, the Acquired Fund pays BMO AM separate fees for advisory services on the one hand and fund administrative services on the other hand. BMO AM, as administrator of the Acquired Funds, is entitled to receive a fee based on the aggregate average daily net assets of the Acquired Funds (0.040% on the first $2 billion, 0.030% on the next $2 billion, 0.025% on the next $2 billion, 0.020% on the next $2 billion and 0.010% on aggregate average daily net assets in excess of $8 billion). This separate fund administrative services fee is reflected in the Acquired Fund’s “Other expenses” in the Annual Fund Operating Expenses table below.

Shareholders of the Acquired Fund that hold Investor Class (Class Y) Shares will receive Administration Shares of the Acquiring Fund. Shareholders of the Acquired Fund that hold Premier Class Shares will receive Class I Shares of the Acquiring Fund.

*

As discussed more fully below under “Comparison of Sales Charges and Distribution Arrangements,” Administration Shares of the Acquiring Fund are subject to a shareholder administration fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Administration Shares. These shareholder administration fees are paid to intermediaries that provide certain services to the Acquiring Fund. Investor Class (Class Y) Shares of the Acquired Fund are subject to similar fees (which are called shareholder service fees).

Investor Class (Class Y) Shares of the Acquired Fund and Administration Shares of the Acquiring Fund

	BMO Prime Money Market Fund (Investor Class (Class Y) Shares)	Goldman Sachs Investor Money Market Fund (Administration Shares)	Goldman Sachs Investor Money Market Fund (Combined Fund Administration Shares — Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.16%	0.16%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.37%	0.30%	0.29%
Shareholder Service Fees (Acquired Fund) / Shareholder Administration Fees (Acquiring Fund)	0.25%	0.25%	0.25%
All Other Expenses	0.12%	0.05%	0.04%
Total Annual Fund Operating Expenses	0.52%	0.46%	0.45%
Expense Limitation	(0.07)%[1]	(0.03)%[2]	(0.02)%[2]
Total Annual Fund Operating Expenses After Expense Limitation	0.45%	0.43%	0.43%

1

BMO AM has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses) from exceeding 0.45% for Class Y through December 31, 2022. This expense limitation agreement may not be terminated prior to December 31, 2022 without the consent of BMO Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement.

2

GSAM has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, shareholder administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets through at least March 30, 2023, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

Premier Class Shares of the Acquired Fund and Class I Shares of the Acquiring Fund

	BMO Prime Money Market Fund (Premier Class Shares)	Goldman Sachs Investor Money Market Fund (Class I Shares)	Goldman Sachs Investor Money Market Fund (Combined Fund Class I Shares — Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.16%	0.16%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.12%	0.05%	0.04%
Shareholder Service Fees (Acquired Fund) / Shareholder Administration Fees (Acquiring Fund)	None	None	None
All Other Expenses	0.12%	0.05%	0.04%
Total Annual Fund Operating Expenses	0.27%	0.21%	0.20%
Expense Limitation	(0.07)%[1]	(0.03)%[2]	(0.02)%[2]
Total Annual Fund Operating Expenses After Expense Limitation	0.20%	0.18%	0.18%

1

BMO AM has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses) from exceeding 0.20% for Premier Class through December 31, 2022. This expense limitation agreement may not be terminated prior to December 31, 2022 without the consent of BMO Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement.

2

GSAM has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, shareholder administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets through at least March 30, 2023, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

Comparison of Expense Example

This Example is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allows you to compare these costs with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your applicable shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same (except that the Example incorporates any expense limitation arrangements for only the first year). Pro forma expenses are included assuming the Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	BMO Prime Money Market Fund				Goldman Sachs Investor Money Market Fund				Goldman Sachs Investor Money Market Fund (Combined Fund — Pro Forma)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Investor Class (Class Y) Shares (Acquired Fund) / Administration Shares (Acquiring Fund and Combined Fund)	$46	$160	$284	$646	$44	$145	$255	$576	$44	$142	$250	$565
Premier Class Shares (Acquired Fund) / Class I Shares (Acquiring Fund and Combined Fund)	$20	$80	$145	$336	$18	$65	$115	$265	$18	$62	$111	$253

Comparison of Principal Investment Strategies

The Funds are money market funds that seek to maintain a stable net asset value (“NAV”) of $1.00 per share. Each Fund invests primarily in high quality, short-term money market instruments, including U.S. government securities, commercial paper, repurchase agreements and bank instruments. Each Fund operates as a retail money market fund as such term is defined under Rule 2a-7 under the 1940 Act and, accordingly, limits investments in the Fund to accounts beneficially owned by natural persons. Although the Funds describe their principal investment strategies somewhat differently, the Funds have similar principal investment strategies, as described below.

BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)
The Fund invests in high quality, short-term money market instruments, such as short-term commercial paper, corporate bonds and notes, asset-backed securities, bank instruments, demand and variable rate demand instruments, U.S. government obligations, municipal securities, repurchase agreements, and funding agreements. The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations and financial institutions. The Fund may invest only in securities which have been determined by BMO AM to present minimal credit risks to the Fund, based on BMO AM’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.

The Fund pursues its investment objective by investing in securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities , obligations of banks (which may exceed 25% of its total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

The Fund intends to be a “retail money market fund,” as such term is defined in or interpreted under Rule

BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)

BMO AM uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors. BMO AM also integrates environmental, social, and governance (ESG) considerations into its investment process.

In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the 1940, which requires, among other things, the Fund to meet certain requirements as to portfolio quality, diversification, maturity, and liquidity.

2a-7 under the 1940 Act. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” the Fund values its securities using the amortized cost method. The Fund seeks to maintain a stable net asset value NAV of $1.00 per share.

Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that meet certain risk-limiting conditions relating to portfolio quality, maturity, diversification and liquidity.

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. A “fundamental” investment policy is one that may not be changed without a shareholder vote. Although the fundamental investment policies of the Funds are different, the differences between the fundamental investment policies of the Acquired Fund and the Acquiring Fund are not expected to result in any material difference between the way the Acquired Fund has been managed and the way the Acquiring Fund will be managed. A comparison of the Funds’ fundamental investment policies is set forth in Exhibit A to this Proxy Statement/Prospectus.

Comparison of Principal Risks

The following is a summary of the principal risks associated with an investment in a Fund. Although the Funds describe their principal risks somewhat differently, because the Funds have similar investment objectives, strategies and policies, the principal risks are similar for each Fund. Moreover, because each Fund is a money market fund subject to Rule 2a-7 under the 1940 Act, each Fund is required to meet certain risk-limiting conditions relating portfolio quality, diversification, maturity, and liquidity.

Additional information about these risks is included below. As with any security, an investment in a Fund involves certain risks. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk.

BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)
Bank Instruments Risks. Bank instruments are unsecured interest-bearing deposits with banks, including bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Changes in economic, regulatory, or political conditions or other events that affect the banking industry, may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.	Banking Industry Risk. An adverse development in the banking industry (domestic or foreign) may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal, regulatory and monetary policy and general economic cycles.

Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may decline in value because of defaults on

BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)
the underlying obligations. Asset-backed securities may also be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to the Fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in the Fund experiencing difficulty in selling or valuing asset-backed securities.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.	Foreign Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. In addition, the Fund will be subject to the risk that an issuer of foreign sovereign debt or the government authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

Repurchase Agreements Risk. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Repurchase agreements are subject to market risk with respect to the collateral securing the repurchase agreements and credit risk with respect to the counterparty. In the event of a bankruptcy or other default by the counterparty, the Fund could experience delays and potential losses in liquidating the underlying security.	See “Credit/Default Risk” below.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.	Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or negative interest rate environment poses additional risks to the Fund, because low or negative yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or, at times, maintain a stable $1.00 share price and/or achieve its investment objective.

BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government or central bank policy, inflation expectations, and supply and demand. During periods of low short-term interest rates, the Fund may have difficulty maintaining a positive yield.	Fluctuations in interest rates may also affect the liquidity of the Fund’s investments.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.	Credit/Default Risk. An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Demand Instruments Risks. The Fund’s right to obtain payment at par on a demand instrument upon demand may be negatively impacted by events impacting issuer’s ability to pay the par value that occur between the date the Fund elects to redeem the instrument and the date redemption proceeds are due.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as the Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”)). As a result, a risk exists that these entities will default on a financial obligation.	U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities, including securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund

BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)
may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.	Municipal Securities Risk. Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

Sovereign Debt Securities Risks. Sovereign debt securities are subject to risks in addition to those relating to debt securities and foreign securities, including the risk that a governmental entity may be unwilling or unable to meet its obligations due to insufficient cash flow or foreign reserves, the size of the debt service burden, or government monetary policy. In the event of a default on sovereign debt, the Fund also may have limited legal recourse against the defaulting government entity.	See “Foreign Risk” above.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.	Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of,

BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)
among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Management Risks. BMO AM’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders (including financial intermediaries who may make investment decisions on behalf of underlying clients) purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)

Stable NAV Risk. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. BMO AM has no legal obligation to provide financial support to the Fund, and you should not expect that BMO AM will provide financial support to the Fund at any time.	Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect GSAM or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

Under Rule 2a-7, the Board of each Fund is permitted to impose a liquidity fee on redemptions (up to 2%) or a redemption gate that temporarily suspends redemptions (for up to 10 business days during a 90 day period) from the Fund, in the event that the Fund’s weekly liquid assets fall below certain designated thresholds. Additional information about the risks of the Acquiring Funds is included in Exhibit B.

Comparison of Fund Performance

Upon consummation of the Reorganization, the Acquiring Fund will be the accounting and performance survivor. The bar charts and tables below provide an indication of the risks of investing in each Fund by showing: (i) changes in the performance from year to year; and (ii) the average annual total returns of each Fund. Each Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.bmofunds.com (for the Acquired Fund) and www.gsamfunds.com/performance (for the Acquiring Fund) or by calling the appropriate phone number on the front cover of this Proxy Statement/Prospectus.

BMO Prime Money Market Fund

Investor Class (Class Y)

*	Year-to-Date return as of September 30, 2021: 0.02%

Average Annual Total Return
For the period ended December 31, 2020	1 Year	5 Years	10 Years
Class Y Shares (Inception 11/23/1992)	0.31%	0.91%	0.46%

Premier Class

*	Year-to-Date return as of September 30, 2021: 0.02%

Average Annual Total Return
For the period ended December 31, 2020	1 Year	5 Years	10 Years
Premier Class Shares (Inception 4/3/2000)	0.41%	1.13%	0.61%

Goldman Sachs Investor Money Market Fund

Administration Shares

* Year-to-Date return as of September 30, 2021: 0.03%

Average Annual Total Return
For the period ended December 31, 2020	1 Year	Since Inception
Administration Shares (Inception 1/29/2016)	0.43%	1.05%

Class I Shares

* Year-to-Date return as of September 30, 2021: 0.03%

Average Annual Total Return
For the period ended December 31, 2020	1 Year	Since Inception
Class I Shares (Inception 1/29/2016)	0.61%	1.29%

Comparison of Sales Charges and Distribution/Service Arrangements

Neither the Acquired Fund nor the Acquiring Fund is subject to a front-end sales load or contingent deferred sales charge. Investor Class (Class Y) Shares of the Acquired Fund are subject to a shareholder service fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Investor Class (Class Y) Shares. Similarly, Administration Shares of the Acquiring Fund are subject to a shareholder administration fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Administration Shares. Premier Class Shares of the Acquired Funds and Class I Shares of the Acquiring Funds are not subject to any distribution and/or shareholder servicing fee.

Comparison of Management of the Funds

BMO AM currently serves as the investment adviser for the Acquired Fund and GSAM currently serves as the investment adviser for the Acquiring Fund. The tables below show the contractual advisory/management fee schedule for each of the Funds, as applicable. Although shareholders of the Acquired Fund are expected to experience a decrease in net fees and expenses following the Reorganization, the contractual management fee of the Acquired Fund is lower than that of the Acquiring Fund. Goldman Sachs Investor Money Market Fund’s management fee schedule will apply following completion of the Reorganization.

As discussed above, in comparing the fees and expenses of the Funds, you may wish to consider differences in fee structure. The Acquiring Fund pays GSAM a fee for its management services, which include investment advisory services and administrative services. In contrast, the Acquired Fund pays BMO AM separate fees for advisory services on the one hand and administrative services on the other hand. BMO AM, as administrator of the Acquired Funds, is entitled to receive a fee based on the aggregate average daily net assets of the Acquired Funds. This separate administrative services fee is reflected in each Acquired Fund’s “Other expenses” in the Annual Fund Operating Expenses tables above.

Fund	Management Fee (as a percentage of the Fund’s average daily net assets)
	On the first $2 billion	On next $2 billion	On next $2 billion	On next $2 billion	In excess of $8 billion
BMO Prime Money Market Fund	0.15%	0.135%	0.12%	0.105%	0.09%
Goldman Sachs Investor Money Market Fund	0.16%

Each Fund is governed by its Board, which is responsible for overseeing the Fund. For a listing of members of the BMO Funds Board and the Goldman Sachs Trust Board, please refer to the Statement of Additional Information for the relevant Fund. The Acquiring Fund and Acquired Fund have different portfolio management teams. A comparison of the Funds’ other service providers is included in Exhibit C. There is not expected to be any material differences in the types of services provided to the Acquiring Fund following the Reorganization and change in service providers.

Comparison of Acquired Fund and Acquiring Fund Purchase and Redemption Provisions

The minimum initial investment required for the Acquired Fund is $1,000 for Class Y Shares and $10,000,000 for Premier Shares. For Class Y Shares, the minimum subsequent purchase amount is $50. You may buy or sell (redeem) shares of an Acquired Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Acquired Fund’s portfolio managers determine sufficient liquidity exists in those markets. Shares may be purchased through certain intermediaries or purchased directly by phone, by mail or by wire transaction.

The minimum initial investment required for the Acquiring Fund is $10,000,000 for Administration Shares and $10,000,000 for Class I Shares. There are no minimum subsequent purchase amounts. You may buy or sell (redeem) shares of the Acquiring Fund on any business day (generally, on any day the New York Stock Exchange is open). Generally, shares may be purchased only through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC, including banks, trust companies, brokers, registered investment advisers and other financial institutions. For additional information on the purchase, redemption and exchange of shares, please see the section entitled “Shareholder Guide” below. In accordance with the Plan, investment minimums and shareholder eligibility criteria applicable to the Acquiring Fund will be waived with respect to Acquired Fund shareholders participating in the Reorganization.

Each of the Funds operates as a “retail money market fund” under Rule 2a-7 under the 1940 Act. Accordingly, investments in each Fund are limited to accounts beneficially owned by natural persons.

SYNOPSIS OF PROPOSAL: COMPARISON OF

BMO TAX-FREE MONEY MARKET FUND AND GOLDMAN SACHS INVESTOR TAX-EXEPT MONEY MARKET FUND

Comparison of Investment Objectives

The Funds have substantially similar investment objectives as shown below.

BMO Tax-Free Money Market Fund (Acquired Fund)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund)
To provide current income exempt from federal income tax consistent with stability of principal.	To maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Each Fund’s investment objective is a fundamental policy that may not be changed by its respective Board without prior approval of a majority of the outstanding shares of the Fund.

Comparison of Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of a Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The tables enable you to compare and contrast the expense levels for the Acquired Fund and the Acquiring Fund, and obtain a general idea of what the expense levels will be if the Reorganization occurs.

Annual fund operating expenses shown in the tables below are based on expenses for the period ended August 31, 2021. Also shown are annual fund operating expenses projected for the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization. The Acquiring Fund includes share classes in addition to those whose expenses are shown below. The tables below include only those Acquiring Fund share classes that will participate in a Reorganization.

In comparing the fees and expenses of the Funds, you may wish to consider differences in fee structure. The Acquiring Fund pays GSAM a fee for its management services, which include investment advisory services and fund administrative services.* In contrast, the Acquired Fund pays BMO AM separate fees for advisory services on the one hand and fund administrative services on the other hand. BMO AM, as administrator of the Acquired Funds, is entitled to receive a fee based on the aggregate average daily net assets of the Acquired Funds (0.040% on the first $2 billion, 0.030% on the next $2 billion, 0.025% on the next $2 billion, 0.020% on the next $2 billion and 0.010% on aggregate average daily net assets in excess of $8 billion). This separate fund administrative services fee is reflected in the Acquired Fund’s “Other expenses” in the Annual Fund Operating Expenses table below.

Shareholders of the Acquired Fund that hold Investor Class (Class Y) Shares will receive Administration Shares of the Acquiring Fund. Shareholders of the Acquired Fund that hold Premier Class Shares will receive Class I Shares of the Acquiring Fund.

*

As discussed more fully below under “Comparison of Sales Charges and Distribution Arrangements,” Administration Shares of the Acquiring Fund are subject to a shareholder administration fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Administration Shares. These shareholder administration fees are paid to intermediaries that provide certain services to the Acquiring Fund. Investor Class (Class Y) Shares of the Acquired Fund are subject to similar fees (which are called shareholder service fees).

Investor Class (Class Y) Shares of the Acquired Fund and Administration Shares of the Acquiring Fund

	BMO Tax-Free Money Market Fund (Investor Class (Class Y) Shares)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Administration Shares)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Combined Fund Administration Shares — Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.16%	0.16%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.39%	0.30%	0.29%
Shareholder Service Fees (Acquired Fund) / Shareholder Administration Fees (Acquiring Fund)	0.25%	0.25%	0.25%
All Other Expenses	0.14%	0.05%	0.04%
Total Annual Fund Operating Expenses	0.59%	0.46%	0.45%
Expense Limitation	(0.14)%[1]	(0.03)%[2]	(0.02)%[2]
Total Annual Fund Operating Expenses After Expense Limitation	0.45%	0.43%	0.43%

1

BMO AM has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses) from exceeding 0.45% for Class Y through December 31, 2022. This expense limitation agreement may not be terminated prior to December 31, 2022 without the consent of the BMO Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement.

2

GSAM has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, shareholder administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. This arrangement will remain in effect through at least March 30, 2023, and prior to such date GSAM may not terminate the arrangement without the approval of the Board of Trustees.

Premier Class Shares of the Acquired Fund and Class I Shares of the Acquiring Fund

	BMO Tax-Free Money Market Fund (Premier Class Shares)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Class I Shares)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Combined Fund Class I Shares — Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.16%	0.16%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.14%	0.05%	0.04%
Shareholder Service Fees (Acquired Fund) / Shareholder Administration Fees (Acquiring Fund)	None	None	None
All Other Expenses	0.14%	0.05%	0.04%
Total Annual Fund Operating Expenses	0.34%	0.21%	0.20%
Expense Limitation	(0.14)%[1]	(0.03)%[2]	(0.02)%[2]
Total Annual Fund Operating Expenses After Expense Limitation	0.20%	0.18%	0.18%

1

BMO AM has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses) from exceeding 0.20% for Premier Class through December 31, 2022. This expense limitation agreement may not be terminated prior to December 31, 2022 without the consent of the BMO Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement.

2

GSAM has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, shareholder administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. This arrangement will remain in effect through at least March 30, 2023, and prior to such date GSAM may not terminate the arrangement without the approval of the Board of Trustees.

Comparison of Expense Example

This Example is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allows you to compare these costs with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your applicable shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same (except that the Example incorporates any expense limitation arrangements for only the first year). Pro forma expenses are included assuming the Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	BMO Tax-Free Money Market Fund				Goldman Sachs Investor Tax-Exempt Money Market Fund				Goldman Sachs Investor Tax-Exempt Money Market Fund (Combined Fund — Pro Forma)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Investor Class (Class Y) Shares (Acquired Fund) / Administration Shares (Acquiring Fund and Combined Fund)	$46	$175	$315	$725	$44	$145	$255	$576	$44	$142	$250	$565
Premier Class Shares (Acquired Fund) / Class I Shares (Acquiring Fund and Combined Fund)	$20	$95	$177	$417	$18	$65	$115	$265	$18	$62	$111	$253

Comparison of Principal Investment Strategies

The Funds are money market funds that seek to maintain a stable net asset value (“NAV”) of $1.00 per share. Each Fund invests primarily in high quality, short-term money market instruments, namely municipal securities. Each Fund operates as retail money market fund as such term is defined under Rule 2a-7 under the 1940 Act and, accordingly, limits investments in the Fund to accounts beneficially owned by natural persons. Although the Funds describe their principal investment strategies somewhat differently, the Funds have similar principal investment strategies, as described below.

BMO Tax-Free Money Market Fund (Acquired Fund)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund)

The Fund invests primarily in fixed and floating rate municipal bonds and notes, variable rate demand instruments, and other high-quality, short-term tax-exempt obligations maturing in 397 calendar days or less. Under normal circumstances, the Fund invests its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including federal alternative minimum tax (“AMT”).

To maintain principal preservation, BMO AM places a strict emphasis on credit research. Using fundamental analysis, BMO AM develops an approved list of issuers and securities that meet BMO AM’s standards for minimal credit risk. BMO AM continually monitors the credit risks of all of the Fund’s portfolio securities on an ongoing basis by reviewing financial data. The Fund may invest only in securities which have been determined by BMO AM to present minimal credit risks to the Fund, based on BMO AM’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.

The Fund seeks to enhance yield by taking advantage of favorable changes in interest rates and reducing the effect of unfavorable changes in interest rates. In seeking to achieve this objective, BMO AM targets a dollar-weighted average portfolio maturity of 60 calendar days or less based on its interest rate outlook. The interest rate outlook is developed by analyzing a variety of factors, such as current and expected U.S. economic growth, current and expected interest rates and inflation, and the Federal Reserve Board’s monetary policy. By developing an interest rate outlook and adjusting the portfolio’s maturity accordingly, BMO AM seeks to position the Fund to take advantage of yield enhancing opportunities. BMO AM also integrates environmental, social, and governance (“ESG”) considerations into its investment process.

In pursuing its investment objective and implementing

The Fund pursues its investment objective by investing at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal AMT. GSAM ordinarily expects 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may invest in short-term taxable instruments for temporary investment purposes.

The Fund intends to be a “retail money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” the Fund values its securities using the amortized cost method. The Fund seeks to maintain a stable NAV of $1.00 per share.

Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that meet certain risk-limiting conditions relating to portfolio quality, maturity, diversification and liquidity.

BMO Tax-Free Money Market Fund (Acquired Fund)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund)

its investment strategies, the Fund will comply with Rule 2a-7 under the 1940 Act, which requires, among other things, the Fund to meet certain requirements as to portfolio quality, diversification, maturity, and liquidity.

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. A “fundamental” investment policy is one that may not be changed without a shareholder vote. Although the fundamental investment policies of the Funds are different, the differences between the fundamental investment policies of the Acquired Fund and the Acquiring Fund are not expected to result in any material difference between the way the Acquired Fund has been managed and the way the Acquiring Fund will be managed. A comparison of the Funds’ fundamental investment policies is set forth in Exhibit A to this Proxy Statement/Prospectus.

Comparison of Principal Risks

The following is a summary of the principal risks associated with an investment in a Fund. Although the Funds describe their principal risks somewhat differently, because the Funds have similar investment objectives, strategies and policies, the principal risks are similar for each Fund. Moreover, because each Fund is a money market fund subject to Rule 2a-7 under the 1940 Act, each Fund is required to meet certain risk-limiting conditions relating portfolio quality, diversification, maturity, and liquidity.

Additional information about these risks is included below. As with any security, an investment in a Fund involves certain risks. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk.

BMO Tax-Free Money Market Fund (Acquired Fund)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund)
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.	Municipal Securities Risk. Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.	Geographic and Sector Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

BMO Tax-Free Money Market Fund (Acquired Fund)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund)
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.	Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or negative interest rate environment poses additional risks to the Fund, because low or negative yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or, at times, maintain a stable $1.00 share price and/or achieve its investment objective. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government or central bank policy, inflation expectations, and supply and demand. During periods of low short-term interest rates, the Fund may have difficulty maintaining a positive yield.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.	Credit/Default Risk. An issuer or guarantor of a security held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. This also includes the risk of default on foreign letters of credit, guarantees or insurance policies that back municipal securities. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Demand Instruments Risks. The Fund’s right to obtain payment at par on a demand instrument upon demand may be negatively impacted by events impacting issuer’s ability to pay the par value that occur between the date the Fund elects to redeem the instrument and the date redemption proceeds are due.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of	Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or

BMO Tax-Free Money Market Fund (Acquired Fund)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund)
securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.	more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Management Risks. BMO AM’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders (including financial intermediaries who may make investment decisions on behalf of underlying clients) purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

BMO Tax-Free Money Market Fund (Acquired Fund)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund)

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Stable NAV Risk. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. BMO AM has no legal obligation to provide financial support to the Fund, and you should not expect that BMO AM will provide financial support to the Fund at any time.	Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect GSAM or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

See “Municipal Securities Risk” above.	Tax Risk. Future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio holdings and/or the ability of the Fund to pay federal tax-exempt dividends. The Fund would not be a suitable investment within IRAs, other tax-exempt or tax-deferred accounts, or for investors who are not sensitive to the federal tax consequences of their investments.

Under Rule 2a-7, the Board of each Fund is permitted to impose a liquidity fee on redemptions (up to 2%) or a redemption gate that temporarily suspends redemptions (for up to 10 business days during a 90 day period) from the Fund, in the event that the Fund’s weekly liquid assets fall below certain designated thresholds. Additional information about the risks of the Acquiring Funds is included in Exhibit B.

Comparison of Fund Performance

Upon consummation of the Reorganization, the Acquiring Fund will be the accounting and performance survivor. The bar charts and tables below provide an indication of the risks of investing in each Fund by showing: (i) changes in the performance from year to year; and (ii) the average annual total returns of each Fund. Each Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.bmofunds.com (for the Acquired Fund) and www.gsamfunds.com/performance (for the Acquiring Fund) or by calling the appropriate phone number on the front cover of this Proxy Statement/Prospectus.

BMO Tax-Free Money Market Fund

Investor Class (Class Y)

*	Year-to-Date return as of September 30, 2021: 0.01%

Average Annual Total Return
For the period ended December 31, 2020	1 Year	5 Years	10 Years
Class Y Shares (Inception 9/22/2004)	0.35%	0.62%	0.32%

Premier Class

*	Year-to-Date return as of September 30, 2021: 0.01%

Average Annual Total Return
For the period ended December 31, 2020	1 Year	5 Years	10 Years
Premier Class Shares (Inception 8/1/1994)	0.52%	0.84%	0.49%

Goldman Sachs Investor Tax-Exempt Money Market Fund

Administration Shares

*	Year-to-Date return as of September 30, 2021: 0.00%

Average Annual Total Return
For the period ended December 31, 2020	1 Year	5 Years	10 Years
Administration Shares (Inception 7/19/1994)	0.27%	0.58%	0.29%

Class I Shares

*	Year-to-Date return as of September 30, 2021: 0.00%

Average Annual Total Return
For the period ended December 31, 2020	1 Year	5 Years	10 Years
Class I Shares (Inception 7/19/1994)	0.38%	0.79%	0.40%

Comparison of Sales Charges and Distribution/Service Arrangements

Neither the Acquired Fund nor the Acquiring Fund is subject to a front-end sales load or contingent deferred sales charge. Investor Class (Class Y) Shares of the Acquired Fund are subject to a shareholder service fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Investor Class (Class Y) Shares. Similarly, Administration Shares of the Acquiring Fund are subject to a shareholder administration fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Administration Shares. Premier Class Shares of the Acquired Funds and Class I Shares of the Acquiring Funds are not subject to any distribution and/or shareholder servicing fee.

Comparison of Management of the Funds

BMO AM currently serves as the investment adviser for the Acquired Fund and GSAM currently serves as the investment adviser for the Acquiring Fund. The tables below show the contractual advisory/management fee schedule for each of the Funds, as applicable. Although shareholders of the Acquired Fund are expected to experience a decrease in net fees and expenses following the Reorganization, at certain asset levels (which have not yet been reached), the contractual management fee of the Acquired Fund is lower than that of the Acquiring Fund. Goldman Sachs Investor Tax-Exempt Money Market Fund’s management fee schedule will apply following completion of the Reorganization.

As discussed above, in comparing the fees and expenses of the Funds, you may wish to consider differences in fee structure. The Acquiring Fund pays GSAM a fee for its management services, which include investment advisory services and administrative services. In contrast, the Acquired Fund pays BMO AM separate fees for advisory services on the one hand and administrative services on the other hand. BMO AM, as administrator of the Acquired Funds, is entitled to receive a fee based on the aggregate average daily net assets of the Acquired Funds. This separate administrative services fee is reflected in each Acquired Fund’s “Other expenses” in the Annual Fund Operating Expenses tables above.

Fund	Management Fee (as a percentage of the Fund’s average daily net assets)
	On the first $2 billion	On next $2 billion	On next $2 billion	On next $2 billion	In excess of $8 billion
BMO Tax-Free Money Market Fund	0.20%	0.185%	0.17%	0.155%	0.14%
Goldman Sachs Investor Tax-Exempt Money Market Fund	0.16%

Each Fund is governed by its Board, which is responsible for overseeing the Fund. For a listing of members of the BMO Funds Board and the Goldman Sachs Trust Board, please refer to the Statement of Additional Information for the relevant Fund. The Acquiring Fund and Acquired Fund have different portfolio management teams. A comparison of the Funds’ other service providers is included in Exhibit C. There is not expected to be any material differences in the types of services provided to the Acquiring Fund following the Reorganization and change in service providers.

Comparison of Acquired Fund and Acquiring Fund Purchase and Redemption Provisions

The minimum initial investment required for the Acquired Fund is $1,000 for Class Y Shares and $10,000,000 for Premier Shares. For Class Y Shares, the minimum subsequent purchase amount is $50. You may buy or sell (redeem) shares of an Acquired Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Acquired Fund’s portfolio managers determine sufficient liquidity exists in those markets. Shares may be purchased through certain intermediaries or purchased directly by phone, by mail or by wire transaction.

The minimum initial investment required for the Acquiring Fund is $10,000,000 for Administration Shares and $10,000,000 for Class I Shares. There are no minimum subsequent purchase amounts. You may buy or sell

(redeem) shares of the Acquiring Fund on any business day (generally, on any day the New York Stock Exchange is open). Generally, shares may be purchased only through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC, including banks, trust companies, brokers, registered investment advisers and other financial institutions. For additional information on the purchase, redemption and exchange of shares, please see the section entitled “Shareholder Guide” below. In accordance with the Plan, investment minimums and shareholder eligibility criteria applicable to the Acquiring Fund will be waived with respect to Acquired Fund shareholders participating in the Reorganization.

Each of the Funds operates as a “retail money market fund” under Rule 2a-7 under the 1940 Act. Accordingly, investments in each Fund are limited to accounts beneficially owned by natural persons.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•

Each Reorganization is scheduled to occur in mid-February 2022 (the “Closing Date”). Each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund and the Acquiring Fund will assume the Acquired Fund’s stated liabilities, as contemplated under the Plan. The Acquired Funds then will be liquidated and terminated.

•	Shareholders of an Acquired Fund will receive shares of a corresponding class of the Acquiring Fund as a result of each Reorganization.

•

Shareholders of an Acquired Fund will receive shares of a corresponding class of the Acquiring Fund that are equal in aggregate value to the shares of the Acquired Fund that those shareholders held immediately prior to the effective time of the Reorganization. Therefore, on the Closing Date, each Acquired Fund shareholder will hold shares of a corresponding Acquiring Fund in amounts equal to the aggregate value of the shares of the Acquired Fund that the shareholder held immediately prior to each Reorganization.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of each Reorganization.

•

GSAM will act as investment adviser to the Acquiring Funds. BMO AM will not be involved with the portfolio management of the Acquiring Funds. While the portfolio management team of each Acquiring Fund will be different than that of the corresponding Acquired Fund, each Acquired Fund and the corresponding Acquiring Fund have substantially similar investment objectives and similar principal investment strategies.

•

Based upon an opinion of counsel, the Reorganizations will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder or by your Acquired Fund or the Acquiring Funds. The Reorganizations will not take place unless both Funds involved in each Reorganization receive a tax opinion from Dechert LLP, counsel to Goldman Sachs Trust, as described below under the heading “Tax Status of the Reorganization.”

•

GSAM, BMO AM and certain of their affiliates have entered into a Framework Agreement (“Framework Agreement”) whereby GSAM, BMO AM and their affiliates have, among other things, agreed to bear in equal proportion the reasonable costs and expenses related to each Reorganization. The Framework Agreement also contains undertakings by GSAM and its affiliates to enter into or amend certain revenue sharing arrangements with BMO AM or its affiliates. The terms of the Framework Agreement are contingent upon the satisfaction of the conditions to closing under the Plans.

Agreement and Plan of Reorganization

The shareholders of each Acquired Fund are being asked to approve the respective Plan substantially in the form attached as Exhibit E. The description of the Plans contained herein includes certain material provisions of the Plans.

Determination of Net Asset Value. If each Reorganization is approved, each Acquiring Fund will issue to the corresponding Acquired Fund the number of the applicable Acquiring Fund’s shares, including fractional shares, with an aggregate value equal to the aggregate value of the applicable Acquired Fund’s shares. The aggregate value of the Acquiring Fund’s shares to be so credited to each corresponding Acquired Fund’s shareholders shall be equal to the aggregate value of the Acquired Fund’s shares owned by the Acquired Fund’s shareholders on the Closing Date.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate each Reorganization is subject to the satisfaction or waiver of certain conditions, including each Fund’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the Acquired Funds and the receipt of all consents, orders and permits necessary to consummate each Reorganization (see Sections 6, 7, and 8 of the Plan). The obligations of the Acquiring Funds and the Acquired Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of the Acquired Funds with respect to each Reorganization, in accordance with the provisions of BMO Funds’ Articles of Incorporation. The Funds’ obligations are also subject to the receipt of a favorable opinion of Dechert LLP as to the United States federal income tax consequences of the Reorganizations (see Section 8.7 of the Plan).

Termination of the Plan. The BMO Funds Board or Goldman Sachs Trust’s Board of Trustees may terminate the Plan (even if the shareholders of the Acquired Funds have already approved it) at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Plan not in the best interests of any Acquiring Fund or any Acquired Fund, respectively. The Plan may also be terminated prior to the Closing Date (1) by written consent of each of the parties; (2) because of a breach of any representation, warranty, covenant or agreement contained in the Plan to be performed at or prior to the Closing Date and failure to cure such breach; (3) upon the occurrence of an event that has a material adverse effect upon any of the parties; (4) because of a final, non-appealable order of a federal or state court in effect preventing consummation of the Plan; (5) because of a final action taken, or any statute, rule, regulation or order enacted, promulgated or issued by any governmental entity rendering consummation of the Plan illegal; or (6) if the Reorganizations shall not have been consummated by February 28, 2022 or such later date with the written consent of the parties or in the event public solicitations of the shareholders of the Acquired Funds have commenced seeking approval of the Plan and any related approvals.

REASONS FOR THE PROPOSED REORGANIZATION AND THE BMO FUNDS BOARD’S EVALUATION AND RECOMMENDATION

The BMO Funds Board considered and discussed the Reorganizations with representatives of BMO AM at meetings held on August 9-11, 2021 and October 18, 2021 (the “October Meeting” and, together, the “BMO Funds Board Meetings”), and approved the Reorganizations at the October Meeting, subject to the approval of each Acquired Fund’s shareholders.

At the October Meeting, BMO AM recommended that the BMO Funds Board approve the Reorganizations. The BMO Funds Board considered that BMO AM proposed the Reorganizations following a decision by BMO AM and the Bank of Montreal, the parent company of BMO AM, to exit the mutual fund advisory business in the United States, including ceasing management of the Acquired Funds. The Board noted that BMO AM considered options for each Acquired Fund and ultimately proposed reorganizing each of the Acquired Funds into a corresponding Acquiring Fund—each of which operates as a “money market fund” pursuant to Rule 2a-7 under the 1940 Act—in order to ensure, among other things, that shareholders of the Acquired Funds have continued access to a large and stable mutual fund platform. GSAM currently serves as the investment adviser for each of the Acquiring Funds. The BMO Funds Board also considered that BMO AM believes, in the absence of the Reorganizations, an alternative would be to seek approval from the BMO Funds Board for the liquidation of the Acquired Funds. BMO AM added that, if an Acquired Fund were to liquidate, it is expected that such liquidation would result in the recognition of gain or loss by the Acquired Fund and its shareholders. In contrast, each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

In considering and approving the Reorganizations, the BMO Funds Board reviewed the proposed Reorganizations from the point of view of the interests of the Acquired Funds and their respective shareholders and discussed the future of the Acquired Funds and the potential advantages of reorganizing the Acquired Funds into the Acquiring Funds. Among other things, the BMO Funds Board reviewed the overall proposals for the Reorganizations, the principal terms and conditions of each Plan, including that each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, the recommendation from BMO AM, and certain other materials and information provided prior to and during the BMO Funds Board Meetings (in writing and/or orally), including in response to a due diligence request from independent legal counsel on behalf of the Directors of the BMO Funds Board who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of BMO Funds (the “Independent Directors”). In considering the proposed Reorganizations, the BMO Funds Board considered the following significant factors, among others and in no order of priority:

•	each Reorganization was recommended by BMO AM as the investment advisor to the Acquired Funds;

•	BMO AM’s decision to exit the mutual fund advisory business in the United States;

•	GSAM’s experience and expertise in providing investment advisory services to the Acquiring Funds, including the capabilities of GSAM’s portfolio management teams and other investment personnel;

•

the performance history of each Acquiring Fund relative to its peer group(s), including for various periods ended June 30, 2021, as well as compared to the relevant performance history of its corresponding Acquired Fund, in each case including Lipper rankings and recognizing that no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization;

•	the terms and conditions of the Reorganizations;

•

the share class attributes of each Acquiring Fund, including the cost structure and other features, as compared to the relevant share classes of each Acquired Fund that were proposed to be reorganized into the corresponding class;

•	the similarities of the investment objectives, policies and strategies of each Acquiring Fund to its corresponding Acquired Fund;

•	various investment portfolio information and attributes for each Acquiring Fund as compared to its corresponding Acquired Fund;

•	the similarities of the Lipper categories of each Acquiring Fund as compared to its corresponding Acquired Fund;

•

the management and administrative fees of each Acquired Fund as compared to the management fees of its corresponding Acquiring Fund, including that the contractual management fees of each of BMO Government Money Market Fund and BMO Tax-Free Money Market Fund are lower than the contractual management fee of its corresponding Acquiring Fund at certain asset levels (which have not yet been reached by the respective Acquired Funds), and, in the case of BMO Prime Money Market Fund, lower than its corresponding Acquiring Fund at all asset levels;

•

the total annual fund operating expenses and total net annual fund operating expenses (after waivers and/or reimbursements) of each Acquiring Fund as compared to such expenses of its corresponding Acquired Fund, as well as such expenses projected for each corresponding Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization for that Acquiring Fund; and that each Acquiring Fund had a more favorable overall expense structure than the corresponding Acquired Fund;

•

GSAM’s contractual agreement to reduce or limit certain “other expenses” of the Acquiring Funds (excluding certain fees and expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Acquiring Fund, which will remain in place through at least March 30, 2023;

•	the service provider arrangements for the Acquiring Funds, including the expense structure and affiliation with GSAM, as applicable;

•	the anticipated corporate governance of the Acquiring Funds, including the qualifications and experience of the Goldman Sachs Trust Board;

•

the relative size of each Acquiring Fund as compared to its corresponding Acquired Fund, and the anticipated combined pro forma assets of the Acquiring Fund after the Reorganization and potential for economies of scale;

•	BMO AM’s belief that, in the absence of the Reorganizations, it would likely recommend that the BMO Funds Board approve the liquidation of the Acquired Funds;

•	Reorganization costs will be allocated among BMO AM, GSAM and their affiliates and the Acquired Funds will not bear the cost of the Reorganizations;

•

each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquired Funds are generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganizations;

•

the possibility of an immaterial amount of repositioning of Acquired Fund portfolio assets in connection with the Reorganizations and that BMO AM will bear direct trading costs arising from sales of portfolio assets of an Acquired Fund in connection with such repositioning; and

•

Acquired Fund shareholders will be issued shares of the corresponding Acquiring Fund that are equal in aggregate value to the shares of the Acquired Fund that those shareholders held immediately prior to the effective time of the Reorganization.

In their deliberations, the BMO Funds Board members did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The BMO Funds Board also evaluated the information available to it on an Acquired Fund-by-Acquired Fund basis and made determinations separately in respect of each Acquired Fund it oversees. Although in most cases, the performance history of the Acquiring Fund compared favorably versus the relevant peer group(s), and the relevant performance history of its corresponding Acquired Fund, there were some instances where the comparative performance for certain periods or time frames was less favorable than the Acquired Fund. Approval of a Reorganization was not conditioned on the Acquiring Fund having a more favorable performance history. Instead, the Board considered performance along with many other relevant factors.

The BMO Funds Board also noted BMO AM’s explanation that it considered recommending to the Board possible alternatives to the Reorganizations and weighed the benefits of such alternatives, including the liquidation of one or more Acquired Funds and the viability of maintaining an Acquired Fund in its current state of operations if a Reorganization were not approved by such Fund’s shareholders. In considering the alternative of liquidating the Acquired Funds and the potential tax consequences to shareholders, the BMO Funds Board noted that: (1) shareholders not wishing to become shareholders of the Acquiring Funds following the Reorganizations could redeem their shares of the Acquired Fund(s) without penalty (however, redeeming shareholders will recognize a taxable gain or loss for U.S. federal income tax purposes based on the difference between the shareholder’s tax basis in the shares and the amount the shareholder receives for them); and (2) the Reorganizations would allow shareholders of an Acquired Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with similar investment objectives and strategies. With regard to maintaining the Acquired Funds in their current state of operations if a Reorganization was not approved, the BMO Funds Board determined that was not a viable option given BMO AM’s decision to exit the mutual fund advisory business in the United States.

After consideration of these and other factors it deemed appropriate, the BMO Funds Board determined that the Reorganization of each Acquired Fund as proposed by BMO AM is in the best interests of the Acquired Fund and its respective shareholders and that the interests of the existing shareholders of the Acquired Funds will not be diluted as a result of the Reorganizations. The BMO Funds Board, including the Independent Directors, unanimously approved the Reorganization of each Acquired Fund, subject to approval of each Acquired Fund’s shareholders.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATIONS

Fund Securities

If a Reorganization is effected, GSAM will analyze and evaluate the fund securities of an Acquired Fund transferred to the corresponding Acquiring Fund. The extent and duration to which the fund securities of the Acquired Funds will be maintained by the Acquiring Funds will be determined consistent with the Acquiring Funds’ investment objectives and policies, any restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”) and in the best interests of each of the Acquiring Funds’ shareholders (including former shareholders of the Acquired Funds). It is not currently anticipated that it will be necessary to materially dispose of fund securities of the Acquired Funds to effect each Reorganization. However, it is possible that there may be dispositions of some of the fund securities of your Acquired Fund prior to or following each Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the Fund securities by the Acquiring Funds may result in a capital gain or loss for the Acquiring Funds. The actual tax consequences of any disposition of fund securities will vary depending upon the specific security(ies) being sold and the Acquired Fund’s ability (for dispositions prior to the Reorganization) and the Acquiring Funds’ ability (for dispositions following the Reorganization), respectively, to use any available tax loss carryforwards. The disposition of fund securities also may result in significant brokerage expense. Any such brokerage expense, however, will be borne by GSAM, BMO AM, or their respective affiliates, and not by any of the Funds.

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses without limit. Each Acquiring Fund’s ability to use the capital loss carryovers of the respective Acquired Fund, if any, to offset gains of Acquiring Fund in a given tax year after the Reorganization may be limited by loss limitation rules under the Code. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Funds at the time of the Reorganization.

The ability of the Acquiring Funds to use capital losses to offset capital gains will also depend on other factors such as the future realization of capital gains or losses.

Capitalization

The following table sets forth the capitalization of the Funds as of September 30, 2021. The table also sets forth the pro forma combined capitalization of the combined Fund for each Acquired Fund and the corresponding Acquiring Fund as if the Reorganization had occurred on September 30, 2021. If the Reorganizations are consummated, the net assets, net asset value per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the fund securities of the Funds between September 30, 2021 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period. In the tables below, references to Investor Class (Class Y) and Premier Class apply to Acquired Funds and references to Administration Shares and Institutional/Class I Shares apply to Acquiring Funds and Combined Funds.

	BMO Government Money Market Fund (Acquired Fund) (September 30, 2021)	Goldman Sachs Financial Square Government Fund (Acquiring Fund) (September 30, 2021)	Pro Forma Goldman Sachs Financial Square Government Fund (Combined Fund) (September 30, 2021)
Net Assets
Investor Class (Class Y) / Administration Shares	$542,741,723	$8,147,238,482	$8,689,980,205
Premier Class / Institutional Shares	$3,073,652,086	$193,450,762,029	$196,524,414,115
Net Asset Value Per Share
Investor Class (Class Y) / Administration Shares	$1.00	$1.00	$1.00
Premier Class / Institutional Shares	$1.00	$1.00	$1.00
Shares Outstanding
Investor Class (Class Y) / Administration Shares	542,743,332	8,147,246,069	8,689,989,401
Premier Class / Institutional Shares	3,073,652,452	193,450,942,178	196,524,594,630

	BMO Prime Money Market Fund (Acquired Fund) (September 30, 2021)	Goldman Sachs Investor Money Market Fund (Acquiring Fund) (September 30, 2021)	Pro Forma Goldman Sachs Investor Money Market Fund (Combined Fund) (September 30, 2021)
Net Assets
Investor Class (Class Y) / Administration Shares	$20,248,146	$40,210,171	60,458,317
Premier Class / Class I Shares	$295,617,218	$1,474,403,336	1,770,020,554
Net Asset Value Per Share
Investor Class (Class Y) / Administration Shares	$1.00	$1.00	$1.00
Premier Class / Class I Shares	$1.00	$1.00	$1.00
Shares Outstanding
Investor Class (Class Y) / Administration Shares	20,254,513	40,215,795	60,470,308
Premier Class / Class I Shares	295,634,907	1,474,609,577	1,770,244,484

	BMO Tax-Free Money Market Fund (Acquired Fund) (September 30, 2021)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund) (September 30, 2021)	Pro Forma Goldman Sachs Investor Tax-Exempt Money Market Fund (Combined Fund) (September 30, 2021)
Net Assets		—
Investor Class (Class Y) / Administration Shares	$22,424,520	$304,959	$22,729,479
Premier Class / Class I Shares	$272,574,118	$1,572,976,776	$1,845,550,894
Net Asset Value Per Share
Investor Class (Class Y) / Administration Shares	$1.00	$1.00	$1.00
Premier Class / Class I Shares	$1.00	$1.00	$1.00
Shares Outstanding
Investor Class (Class Y) / Administration Shares	22,421,067	304,950	22,726,017
Premier Class / Class I Shares	272,604,562	1,572,926,188	1,845,530,750

It is impossible to predict how many shares of an Acquiring Fund will actually be received and distributed by the corresponding Acquired Fund on the Closing Date. The table should not be relied upon to determine the amount of the Acquiring Funds’ shares that will actually be received and distributed.

For information regarding the principal shareholders for each Acquiring Fund and Acquired Fund, see Exhibits F and G.

Tax Status of the Reorganization

Each Reorganization is conditioned upon the receipt of an opinion from Dechert LLP, counsel to the Acquiring Funds, substantially to the effect that, for federal income tax purposes:

•

The acquisition by each Acquiring Fund of all of the assets of the applicable Acquired Fund in exchange for the Acquiring Fund’s assumption of the stated liabilities of the Acquired Fund and issuance of the Acquiring Fund shares, followed by the distribution by the Acquired Fund of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their shares of such Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and such Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

•

No gain or loss will be recognized by any Acquired Fund (i) upon the transfer of its assets to the applicable Acquiring Fund as described above or (ii) upon the distribution of the Acquiring Fund shares by each Acquired Fund to its shareholders in liquidation.

•

No gain or loss will be recognized by any Acquiring Fund upon the receipt of the assets of the applicable Acquired Fund in exchange for the assumption of the stated liabilities of such Acquired Fund and issuance of the Acquiring Fund shares.

•

The tax basis of the assets of each Acquired Fund acquired by the applicable Acquiring Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer.

•

The holding periods of the assets of each Acquired Fund in the hands of the applicable Acquiring Fund will include the periods during which such assets were held by such Acquired Fund (except to the extent that the investment activities of the applicable Acquiring Fund reduce or eliminate such holding period).

•	No gain or loss will be recognized by an Acquired Fund’s shareholders upon the exchange of all of their Acquired Fund shares for the Acquiring Fund shares as part of the Reorganization.

•

The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the applicable Acquired Fund will be the same as the aggregate tax basis of Acquired Fund shares exchanged therefor.

•

An Acquired Fund’s shareholder’s holding period for the Acquiring Fund shares to be received will include the period during which Acquired Fund shares exchanged therefor were held, provided that the shareholder held Acquired Fund shares as a capital asset on the date of the exchange.

•	Each Acquiring Fund will succeed to and take into account the items of the applicable Acquired Fund described in Section 381(c) of the Code.

No opinion will be expressed as to the effect of the Reorganizations on the Acquiring Funds, the Acquired Funds or any Acquired Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of the taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of BMO Funds and of Goldman Sachs Trust.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganizations. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

INFORMATION CONCERNING THE SPECIAL MEETING

Board Recommendation and Required Vote

The BMO Funds Board unanimously recommends that shareholders of each Acquired Fund vote FOR each applicable Reorganization.

As noted below under “Quorum and Methods of Tabulation,” there must be a quorum present in order to transact business at the Special Meeting. For each Acquired Fund, approval of the Reorganization on behalf of an Acquired Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Special Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Special Meeting in person or represented by proxy.

If a Reorganization is not approved for an Acquired Fund, the BMO Funds Board will consider what further action should be taken with respect to the relevant Acquired Fund. All share classes of an Acquired Fund will vote together as one class. The approval of the Reorganization of one Acquired Fund is not conditioned upon the approval of the Reorganization of any other Acquired Fund.

Voting

Shareholders of record of each Acquired Fund on November 30, 2021 (previously defined as the “Record Date”) are entitled to vote at the meeting.

The record holders of the shares outstanding of each Acquired Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting. For a complete summary of the rights of shareholders of the Acquired Funds and the Acquiring Funds, see “Exhibit D – Comparison of Organizational Documents.” The total number of shares of each class of each Acquired Fund outstanding as of the close of business on the Record Date are set forth below.

Fund	Investor Class (Class Y) Outstanding	Premier Class Outstanding	Total Shares Outstanding
BMO Government Money Market Fund	522,957,269.42	3,216,661,435.08	3,739,618,704.57
BMO Prime Money Market Fund	21,520,846.10	307,248,433.46	328,769,279.56
BMO Tax-Free Money Market Fund	21,818,906.56	252,519,875.81	274,338,782.37

Quorum and Methods of Tabulation

In order to transact business at the Special Meeting, a quorum must be present. Under BMO Funds’ Articles of Incorporation, as amended, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. Accordingly, for purposes of the Special Meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding shares of each Acquired Fund entitled to vote as of the Record Date. In the event that a quorum is not present at the Special Meeting with respect to an Acquired Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Reorganization. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that are entitled to vote FOR a Reorganization in favor of such adjournment and will vote those proxies required to be voted AGAINST a Reorganization against such adjournment. They will vote, in their discretion, shares represented by proxies that reflect abstentions. For purposes of determining the presence of a quorum for transacting business at the Special

Meeting, abstentions will be treated as shares that are present and will have the effect of a “no” vote for purposes of obtaining the requisite approval for the Reorganization.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (i) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (ii) the broker-dealer lacks discretionary authority to vote the shares, and (iii) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. It is BMO Funds’ understanding that because broker-dealers (in the absence of specific authorization from their customers) will not have discretionary authority to vote any shares held beneficially by their customers on a single matter expected to be presented at the Special Meeting with respect to the Acquired Funds, there will not be any “broker non-votes” at the Special Meeting.

Only the shareholders of record of the Acquired Funds at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.

Shareholder Proxies

If you properly authorize your proxy by Internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Special Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of your Acquired Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Special Meeting, including, but not limited to, proposing the adjournment of the Special Meeting in the event that sufficient votes in favor of a Reorganization are not received. Shareholders of an Acquired Fund will be entitled to cast votes and authorize proxies on only the Reorganization affecting the Acquired Fund in which they are shareholders. If you intend to vote in person at the Special Meeting, please call BMO Funds at 1-800-236-3863 to obtain important information regarding your attendance at the Special Meeting, including directions.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Acquired Funds who share a common address and who have not opted out of the householding process may receive a single copy of the Proxy Statement/Prospectus along with the proxy cards. If you received more than one copy of the Proxy Statement/Prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the Proxy Statement/Prospectus, you may opt out of householding in the future by contacting your financial intermediary.

Revoking Proxies

If you execute, date and submit a proxy card with respect to your Acquired Fund, you may revoke your proxy prior to the Special Meeting by providing written notice to the Acquired Funds’ Secretary at 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by Internet or telephone on a later date or by attending the Special Meeting and casting your vote in person. If you authorize your proxy by Internet or telephone, you may change your vote prior to the Special Meeting by authorizing a subsequent proxy by Internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last Internet or telephone proxy authorization or by attending the Special Meeting and casting your vote in person. Merely attending the Special Meeting without voting will not revoke your prior proxy.

Simultaneous Meetings

The Special Meeting for each Acquired Fund will be held simultaneously with the Special Meeting for each other Acquired Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his/her/their Acquired Fund’s Special Meeting to a time after the Special Meeting so that a meeting for that Acquired Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment and may vote for or against the adjournment in their discretion.

Solicitation of Proxies

BMO Funds is asking for your vote and for you to vote as promptly as possible. Proxies will be solicited primarily through the mailing of this Proxy Statement/Prospectus and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by employees or agents of BMO AM, or by employees or agents of GSAM and its affiliated companies. In addition, Broadridge Financial Solutions, Inc., has been engaged to assist in the solicitation of proxies, at the estimated cost set forth below, plus expenses.

Fund	Estimated Cost
BMO Government Money Market Fund	$6,120
BMO Prime Money Market Fund	$6,120
BMO Tax-Free Money Market Fund	$6,120

Shareholder Proposals

The Acquired Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (if any) should send their written proposals to the Secretary of BMO Funds at BMO Funds’ principal office, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal to the Secretary of BMO Funds does not guarantee that it will be submitted at the shareholder meeting.

Dissenters’ Right of Appraisal

Under applicable legal and regulatory requirements, none of the Acquired Funds’ shareholders will be entitled to exercise dissenters’ rights (i.e., to demand the fair value of their shares in connection with a Reorganization). Therefore, shareholders will be bound by the terms of the Agreement. However, any shareholder of an Acquired Fund may redeem his/her/their shares prior to the Reorganizations.

Other Business

BMO Funds does not know of any matters to be presented at the Special Meeting other than the Reorganizations. If other business should properly come before the Special Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment

If the quorum required for the Special Meeting has not been met for any Acquired Fund, the persons named as proxies may propose adjournment of the Special Meeting with respect to any Acquired Fund that has not reached a quorum and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Special Meeting has been met, but sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, then the persons named as proxies may move for one or more adjournments of the Special Meeting for the Reorganization to allow further solicitation of shareholders. For each Acquired Fund, the Special Meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the date set for the original Special Meeting without further notice.

OTHER INFORMATION ABOUT THE ACQUIRING FUNDS

Tax Information

With respect to the Goldman Sachs Financial Square Government Fund and Goldman Sachs Investor Money Market Fund, distributions are taxable, and will be taxed to shareholders as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

With respect to the Goldman Sachs Investor Tax-Exempt Money Market Fund, distributions that are reported as “exempt interest dividends” are generally not subject to federal income tax. To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. The Fund intends to avoid investments which pay interest that is a preference item in determining AMT liability.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an Intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

Voting Rights

Goldman Sachs Trust is a Delaware statutory trust and is governed by its Declaration of Trust (as amended to date) while BMO Funds is a Wisconsin corporation and is governed by its Articles of Incorporation (as amended to date). As a result of such differences, an Acquiring Fund’s shareholders may vote on fewer matters than does a corresponding Acquired Fund’s shareholder. For a description of any material differences between the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund, please see Exhibit D.

MANAGEMENT OF THE ACQUIRING FUNDS

For purposes of the remainder of this section, the term “Investment Adviser” refers to “GSAM” and the terms “Fund” or “Funds” refer to an “Acquiring Fund” or the “Acquiring Funds.”

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of September 30, 2021, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.15 trillion.

The Investment Adviser provides day-to-day advice regarding each Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for a Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law and exemptive relief obtained by the Investment Adviser, Goldman Sachs & Co. LLC (“Goldman Sachs”) and the Funds, these orders may be directed to any broker-dealers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds (to the extent not performed by others pursuant to agreements with the Fund):

•	Supervises all non-advisory operations of the Funds

•	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

•

Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

•	Maintains the records of the Funds

•	Provides office space and all necessary office equipment and services

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. Each Fund and its shareholders could be negatively impacted as a result.

Pursuant to SEC exemptive orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

Management Fees and Other Expenses

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

	Contractual Rate	Actual Rate For the Fiscal Year Ended November 30, 2020*
Government Fund	0.16%	0.16%
Money Market Fund	0.16%	0.16%
Tax-Exempt Money Market Fund	0.16%	0.12%

*	The Actual Rate may not correlate to the Contractual Rate as a result of management fee waivers that may be in effect from time to time.

The Investment Adviser may waive a portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place. The Investment Adviser may voluntarily waive a portion of its management fees, and these waivers may exceed what is stipulated in any fee waiver arrangements. These temporary waivers may be modified or terminated at any time at the option of the Investment Adviser, without shareholder approval.

The Investment Adviser has agreed to reduce or limit each Fund’s “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, extraordinary expenses, and, in the case of Administration Shares, administration fees) equal on an annualized basis to 0.014% of each Fund’s average daily net assets through at least March 30, 2023, and prior to such date the Investment Adviser may not terminate this expense limitation arrangement without the approval of the Board of Trustees. The expense limitation arrangement may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” or “Total Annual Fund Operating Expenses” (as applicable) may be further reduced by any custody and transfer agency fee credits received by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2020 is available in the Funds’ Annual Report dated August 31, 2020. Effective September 1, 2020, the Funds’ fiscal year end changed from August 31 to November 30.

Goldman Sachs Money Market Team’s Investment Philosophy:

The Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

•	Manage credit risk

•	Manage interest rate risk

•	Manage liquidity Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing credit risk emphasizes:

•	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.

•	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return trade-off within the “approved” credit universe. If a security is removed from the “approved” list, the Investment Adviser may not purchase that security for a Fund, although it is not required to sell that security.

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

•

Establish weighted average maturity (“WAM”) and weighted average life (“WAL”) targets—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) and WAL (designed to more accurately measure “spread risk”) are constantly revisited and adjusted as market conditions change. An overall strategy is developed by the Investment Adviser based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.

•

Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.

•

Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine the suitability of potential investments for the Funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

•	Each Fund’s investors and other factors that influence the asset volatility of the Funds;

•	Technical events that influence the trading range of federal funds and other short-term fixed income markets; and

•	Bid-ask spreads associated with securities in the portfolios.

References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

Other Service Providers

Auditors

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210, is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP provides assistance on certain non-audit matters.

Custodian and Administrator

The Bank of New York Mellon (“BNYM”) acts as custodian of the Funds’ assets. In that capacity, BNYM maintains the accounting records and calculates the daily NAV per share of the Funds. Its mailing address is One Wall Street, New York, New York 10286.

Distributor and Transfer Agent

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.01% of average daily net assets of the Fund. Goldman Sachs may voluntarily agree to waive all or a portion of the Fund’s transfer agency fees. These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs, without shareholder approval.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own account.

Legal Counsel

The Board of Trustees has engaged Dechert LLP, located at 1900 K Street NW, Washington, District of Columbia 20006, to serve as the Funds’ legal counsel.

Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman

Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

DISTRIBUTIONS

For purposes of the remainder of this section, the term “Fund” or “Funds” refer to an “Acquiring Fund” or the “Acquiring Funds.”

Distributions will be distributed monthly. You may choose to have distributions paid in:

•	Cash

•	Additional shares of the same Fund

•	Shares of a similar or an equivalent class of another Goldman Sachs Fund.

Special restrictions may apply. See the Acquiring Funds’ SAI filed with the SEC.

You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

All or substantially all of a Fund’s net investment income will be declared as a dividend daily. Distributions will normally, but not always, be declared as of the following times:

Financial Square Funds	Dividend Declaration Time (Eastern Time)
Government	5:00 p.m.
Investor Funds
Money Market	5:00 p.m.
Tax-Exempt Money Market	2:00 p.m.

Distributions will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily declared dividends. Net short-term capital gains may at times represent a significant component of the Fund’s daily declared dividends (e.g., during periods of extremely low interest rates). The Funds may distribute at least annually other realized capital gains, if any, after reduction by available realized capital losses.

In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a Fund may defer or accelerate the timing of the distributions of short-term capital gains (or any portion thereof). In addition, a Fund may reduce or withhold any income and/or realized gains generated from its investments to the extent necessary to maintain a stable $1.00 share price or minimize principal volatility.

The realized gains and losses are not expected to be of an amount which would affect a Fund’s NAV of $1.00 per share.

SHAREHOLDER GUIDE

For purposes of the remainder of this section, the term “Investment Adviser” refers to “GSAM” and the term “Fund” or “Funds” refer to an “Acquiring Fund” or the “Acquiring Funds.”

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling a Fund’s Shares. Certain features of Shares, including whether they transact at a fluctuating or stable $1.00 share price, depend on a Fund’s classification as either a “government” or “retail” fund, as shown below:

Financial Square Fund	Investor Funds
Government Fund	Retail Funds
Government Money Market Fund	Money Market Fund
Tax-Exempt Money Market Fund

HOW TO BUY SHARES

How Can I Purchase Shares Of The Funds?

Generally, Shares may be purchased only through certain intermediaries, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Fund for their customers (“Authorized Institutions”). You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Fund (i.e., an Authorized Institution). Generally, shareholders may not buy Administration Shares directly from a Fund.

Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Goldman Sachs & Co. LLC (the “Transfer Agent”), Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.

The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). Orders that are transmitted by mail or fax will be priced at the Fund’s current NAV per share determined on the day on which the order is received and accepted in proper form by the Transfer Agent. Generally, these orders will be priced at the last NAV per share determined on that day. For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.

To place an order for Fund shares, Intermediaries should either:

•	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds;

•	Place an order through certain electronic trading platforms, if available (e.g., National Securities Clearing Corporation (NSCC)); or

•

With respect to shares of a Government or Retail Fund only, send a check payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents, e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks. It is expected that checks will be converted to federal funds within two business days of receipt. Checks will not be accepted by an Institutional Fund.

It is strongly recommended that payment for all Shares be effected by wiring federal funds.

Who May Purchase Shares Of The Retail Funds?

Investments in the Retail Funds are limited to accounts beneficially owned by natural persons. Natural persons are permitted to invest in the Retail Funds through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, including, for example:

•	Participant-directed defined contribution plans;

•	Individual retirement accounts;

•	Simplified employee pension arrangements;

•	Simple retirement accounts;

•	Custodial accounts;

•	Deferred compensation plans for government or tax-exempt organization employees;

•	Archer medical savings accounts;

•	College savings plans;

•	Health savings account plans;

•	Ordinary trusts and estates of natural persons; or

•

Certain other retirement and investment accounts having an institutional decision maker (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

In order to make an initial investment in a Retail Fund, you must furnish to the Transfer Agent or your Intermediary an account application that provides certain information (e.g., Social Security Number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a Social Security Number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Retail Funds. Accounts that are not eligible to invest in the Retail Funds will be involuntarily redeemed from the Funds.

Intermediaries are required to adopt and implement policies, procedures and internal controls reasonably designed to limit all beneficial owners of a Retail Fund to natural persons and, upon request, provide the Fund with satisfactory evidence that such policies, procedures and internal controls are in place. In addition, Intermediaries are required to involuntarily redeem their customers that do not satisfy the eligibility requirements, as set forth above.

What Should I Know When I Purchase Shares Through An Intermediary?

If shares of the Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to obtain historical purchase information about the shares in the account from Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments. These Intermediaries may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Shares. These payments may be in addition to other payments borne by the Funds.

Intermediaries may provide the following services in connection with their customers’ investments in Administration Shares:

•	Administration services

•	Act, directly or through an agent, as the sole shareholder of record

•	Maintain account records for customers

•	Process orders to purchase, redeem and exchange shares for customers

•	Process confirmation statements and payments for customers

Pursuant to an administration plan adopted by the Board of Trustees of the Trust, Intermediaries are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) of the average daily net assets of the Administration Shares that are attributable to or held in the name of an Intermediary for its customers. Goldman Sachs may voluntarily agree to waive all or a portion of a Fund’s administration fees. These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs, without shareholder approval.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to any applicable service fees or administration fees described in the Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to an Intermediary’s registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. These payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, Intermediaries may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Intermediary for more information about the payments it receives and any potential conflicts of interest.

You may be required to pay a commission directly to a broker or financial intermediary for effecting transactions in Institutional or Class I Shares. In addition to Administration Shares, Institutional Shares and Class I Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Administration Shares, Institutional Shares and Class I Shares. Information regarding these other share classes is included in the Prospectus for the applicable share class and may be obtained from your Intermediary or from Goldman Sachs by calling the number on the back cover of the Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$10 million in Shares of a Fund alone or in combination with other assets under management of GSAM and its affiliates
Minimum additional investment	No minimum

The minimum investment requirement is applied only at the intermediary level, and is not applied to clients individually, for the following groups of investors: (i) clients of bank or brokerage intermediaries offering capital market or treasury services to corporations, non-profit organizations, certain other institutional clients and, under certain limited circumstances, high-net worth individuals; (ii) current or former clients of discretionary investment programs offered by banks, broker-dealers, or other financial intermediaries; and (iii) certain brokerage clients as determined from time to time by the Investment Adviser and/or the Distributor. In determining the minimum investment requirement, client assets may be aggregated with assets of its subsidiaries and certain affiliates, if applicable.

The minimum investment requirement does not apply to certain section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

An Intermediary may, however, impose a different minimum amount for initial and additional investments in Shares, and may establish other requirements such as a minimum account balance. An Intermediary may redeem Shares held by non-complying accounts, and may impose a charge for any special services.

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs and/or any of its affiliates and any Trustee or officer of the Trust. In addition, for Institutional Shares and Class I Shares, the minimum investment requirement may be waived for (i) Goldman Sachs managing directors and their immediate families that have at least $1 million invested in the Fund; and (ii) clients of Goldman Sachs Private Wealth Management (“GSPWM”) with at least $100 million of assets under management by GSPWM. Please see “Shares of the Trust” in the SAI for additional information about minimum investments.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

•

Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).

•

Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. With respect to the Retail Funds, this includes when the Trust or Intermediary cannot reasonably verify that the purchaser is a natural person or acting on behalf of an account beneficially owned by a natural person.

•	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.

•	Provide for, modify or waive the minimum investment requirements.

•	Modify the manner in which Shares are offered.

The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares in light of the nature and high quality of the Funds’ investments.

Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

A Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. Throughout the life of your account, the Funds may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity or are unable to obtain all required information. The Funds and their agents will not be responsible for any loss or any tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is a Fund’s next-determined NAV per share after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges. The Funds generally calculate NAV as follows:

(Value of Assets of the Class)
NAV per Share	=	– (Liabilities of the Class)
Number of Outstanding Shares of the Class

•

The Funds seek to maintain a stable NAV per share of $1.00 based on the amortized cost method of valuation. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a stable NAV per share of $1.00.

The NAV per share of each share class of the Funds is generally calculated by the Funds’ accounting agent at the following times on each business day:

Fund	Daily NAV Calculation Time(s)
• Investor Tax-Exempt Money Market	2:00 p.m. Eastern Time
• Financial Square Government • Investor Money Market	5:00 p.m. Eastern Time

•

Shares of the Funds will also generally be priced throughout the day by the Funds’ accounting agent for the purpose of fulfilling intra-day purchase or redemption orders. Except as provided below, Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which the Federal Reserve Bank is closed for local holidays. Shares of the Funds may be priced by the Funds’ accounting agent on days on which the Federal Reserve Bank is closed for local holidays (i.e., Columbus Day and Veterans Day). Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on days when the New York Stock Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.

•

On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.

•	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Most money market securities settle on the same day as they are traded and are required to be recorded and factored into the Fund’s NAV on the trade date (T). Investment transactions not settling on the same day as they are traded may be recorded and factored into a Fund’s first scheduled NAV calculation on the business day following trade date (T+1), consistent with industry practice. The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number found on the back cover of the Prospectus.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining a Fund’s NAV. These risks are heightened for the Financial Square Money Market Fund, which generally prices its shares multiple times per day. In the event of operational or other disruptions or the imposition of a liquidity fee or redemption gate, the Board has the ability to suspend one or more pricing times of the Financial Square Money Market Fund and designate a new time at which the Fund’s NAV per share will be calculated once per day without prior notice.

When Do Shares Begin Earning Dividends?

If a purchase order is received by the Transfer Agent (or, if applicable, the Authorized Institution) on a business day by the deadline specified below and payment in federal funds is wired to and received by the Fund by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. Eastern Time), then dividends will begin to accrue on the same business day that the wire purchase order is received:

Fund	Deadline for Same Business Day Dividend Accrual
• Investor Tax-Exempt Money Market	2:00 p.m. Eastern Time
• Financial Square Government • Investor Money Market	5:00 p.m. Eastern Time

If payment is received on a business day after the deadline specified above, you will not earn dividends on the day the purchase order is received. Also, in the event a purchase order is placed by the deadline specified above but an anticipated wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, your purchase will be cancelled and you may be liable for any resulting losses or fees incurred by the Fund, the Transfer Agent, or the Fund’s custodian. For purchase orders accompanied by check, dividends will normally begin to accrue within two business days of the Transfer Agent’s receipt of the check.

HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?

Generally, Shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day a Fund is open, the Fund will generally redeem its Shares upon request at their NAV per share next-determined after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Funds?” above. For Institutional Shares and Class I Shares, a redemption may also be made with respect to certain Funds by means of the check writing privilege described under “Redemptions” in the Funds’ SAI filed with the SEC.

Redemptions may be requested via electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). A

Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). You should contact your Intermediary to discuss redemptions and redemption proceeds.

Redemptions from an Institutional or Retail Fund may be subject to a liquidity fee or redemption gate imposed by the Fund, as described under “How To Sell Shares—What Are The Potential Restrictions On Institutional And Retail Fund Redemptions?” below.

When Do I Need A Medallion Signature To Redeem Shares?

Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:

•	You would like the redemption proceeds sent to an address that is not your address of record; or

•	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:

•	Telephone requests are recorded.

•

Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee, indicating another address or account).

•

For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

•

The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.

•	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

When Will Redemption Proceeds Be Paid?

Redemption proceeds will normally be paid to the domestic bank account designated in the current records of the Transfer Agent, on the same day of the redemption order, if the redemption order is accepted in proper form by the Transfer Agent or your Authorized Institution, if any, by the times listed in the chart below:

Fund Receives Redemption Request	Redemption Proceeds	Dividends
Investor Tax-Exempt Money Market
- By 2:00 p.m. Eastern Time	Wired same business day Checks sent next business day	Not earned on day request is accepted Earned on day request is accepted
Financial Square Government Investor Money Market
- By 5:00 p.m. Eastern Time	Wired same business day Checks sent next business day	Not earned on day request is accepted Earned on day request is accepted

Redemption proceeds will normally be paid by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. Eastern Time). You will not earn a dividend on the day a redemption order is accepted, except for redemption proceeds paid by check, which earn a dividend on the day a redemption order is accepted.

•

Although redemption proceeds will normally be paid as described above, under certain circumstances (such as unusual market conditions or in cases of very large redemptions or excessive trading), redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Investor Tax-Exempt Money Market Fund). Redemption requests or payments may be postponed or suspended for longer than one day (or for longer than seven days with respect to the Investor Tax-Exempt Money Market Fund) only for periods during which there is a non-routine closure of the Federal Reserve wire payment system or applicable Federal Reserve Banks or as permitted under those circumstances specifically enumerated under Section 22(e) of the 1940 Act and Rule 22e-3 thereunder, namely if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; (iii) the SEC, by order or regulation, permits the suspension of the right of redemption; or (iv) a Fund, as part of a liquidation of the Fund, has suspended redemption of shares.

•	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

•	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.

•

To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.

•

None of the Trust, Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

•	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

•

Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.

The Trust reserves the right to:

•	Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Intermediary.

•

Redeem your shares if your account balance is below the required Fund minimum. The Funds will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Funds in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.

•

Redeem your shares if a Fund determines that you do not meet its requirements concerning investor eligibility as set forth in the Prospectus (e.g., for Retail Funds, if the account is not beneficially owned by a natural person).

•	Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.

•	Subject to applicable law, redeem your shares in other circumstances determined by the Board to be in the best interest of the Trust.

•

Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

•

Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.

•	Charge an additional fee in the event a redemption is made via wire transfer.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Funds may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.

None of the Trust, Investment Adviser, or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange Shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund. However, investors are not permitted to exchange shares from or into the Financial Square Money Market Fund.

The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Intermediary to arrange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

•	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds offer all share classes.

•	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.

•

All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Fund need not meet the traditional minimum initial investment requirements for that Fund if the entire balance of the original Goldman Sachs Fund account is exchanged.

•	Exchanges are available only in states where exchanges may be legally made.

•	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.

•

Goldman Sachs and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

•	Normally, a telephone exchange will be made only to an identically registered account.

•	A Medallion signature guarantee may be required.

•

Exchanges into a Goldman Sachs Fund or certain shares of a Goldman Sachs Fund that are closed to new or certain types of investors, in accordance with its investor eligibility requirements, may be restricted.

•

Exchanges from a Retail Fund into another Goldman Sachs Fund may be subject to a liquidity fee or redemption gate imposed by the Retail Fund, as described in “How To Sell Shares—What Are The Potential Restrictions On Institutional And Retail Fund Redemptions?” below.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Are The Potential Restrictions On Institutional And Retail Fund Redemptions?

Under Rule 2a-7, the Board is permitted to impose a liquidity fee on redemptions (up to 2%) or temporarily restrict redemptions from a Retail Fund for up to 10 business days during a 90-day period (a “redemption gate”), in the event that the Fund’s weekly liquid assets fall below the following thresholds:

•

30% weekly liquid assets—If the weekly liquid assets of a Retail Fund falls below 30% of the Fund’s total assets as of the end of a business day, and the Board determines it is in the best interests of the Fund, the Board may impose a liquidity fee of no more than 2% of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption.

•

10% weekly liquid assets—If the weekly liquid assets of a Retail Fund falls below 10% of the Fund’s total assets as of the end of a business day, the Fund will impose, at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Fund.

If a Retail Fund imposes a redemption gate, the Fund and your Intermediary will not accept redemption orders or orders for exchanges from the Fund into another Goldman Sachs Fund until the Fund has notified shareholders that the redemption gate has been lifted. Any redemption or exchange orders submitted while a redemption gate is in effect will be cancelled without further notice. If you still wish to redeem or exchange shares once the redemption gate has been lifted, you will need to submit a new redemption or exchange request to the Retail Fund or your Intermediary. Unprocessed purchase orders that the Institutional or Retail Fund received prior to notification of the imposition of a liquidity fee or redemption gate will be cancelled unless re-confirmed. Under certain circumstances, a Retail Fund may honor redemption or exchange orders (or pay redemptions without adding a liquidity fee to the redemption amount) if the Fund can verify that the redemption or exchange order was submitted to an Intermediary or the Transfer Agent before the Fund imposed a liquidity fee or redemption gate.

The Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, during periods of extraordinary market stress. While the Board may, in its discretion, impose a liquidity fee or redemption gate at any time after the weekly liquid assets of a Retail Fund falls below 30% of the Fund’s total assets, the Board generally expects that a liquidity fee or redemption gate would be imposed only after the Fund has notified Intermediaries and shareholders that a liquidity fee or redemption gate will be imposed (generally, as of the beginning of the next business day following the announcement that the Fund has imposed the liquidity fee or redemption gate). Announcements regarding the imposition of liquidity fees or redemption gates, or the termination of liquidity fees or redemption gates, will be filed with the SEC on Form N-CR and will be available on the website of the Retail Fund (http://www.gsamfunds.com). In addition, the Retail Fund will make such announcements through a supplement to its Prospectus and may make such announcements through a press release or by other means.

Liquidity fees and redemption gates may be terminated at any time in the discretion of the Board. Liquidity fees and redemption gates will also terminate at the beginning of the next business day once a Retail Fund has invested 30% or more of its total assets in weekly liquid assets as of the end of a business day. The Retail Funds may only suspend redemptions for up to 10 business days in any 90-day period.

Liquidity fees imposed by a Retail Fund will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the IRS. If a Retail Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the “Taxation” section of the Prospectus for further information.

Intermediaries are required to promptly take such actions reasonably requested by a Retail Fund, the Transfer Agent or the Investment Adviser to implement, modify or remove, or to assist the Retail Fund in implementing, modifying or removing, a liquidity fee or redemption gate established by such Fund.

While the Board has no current intention to subject the Financial Square Government Fund to liquidity fees or redemption gates, the Board reserves the ability to subject this Fund to liquidity fees and/or redemption gates in the future after providing at least sixty days’ prior notice to shareholders.

What Types Of Reports Will I Be Sent Regarding My Investments In Shares?

Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in the Prospectus to their customers for such services. You will be provided with a monthly account statement. If your account is held through your Intermediary, you may receive your statements and confirmations from your Intermediary on a different schedule. You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.

TAXATION OF THE ACQUIRING FUNDS

For purposes of the remainder of this section, the term “Investment Adviser” refers to “GSAM” and the term “Fund” or “Funds” refer to an “Acquiring Fund” or the “Acquiring Funds.”

GOLDMAN SACHS DOES NOT PROVIDE LEGAL, TAX OR ACCOUNTING ADVICE. EACH PROSPECTIVE INVESTOR SHOULD OBTAIN INDEPENDENT TAX ADVICE BASED ON ITS PARTICULAR SITUATION.

As with any investment, you should consider how your investment in a Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions.

Distributions

Each Fund contemplates declaring as dividends each year all or substantially all of its net investment income. However, a Fund reserves the right to not distribute income and/or gains. Fund distributions of investment income are generally taxable to shareholders as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions of net short-term capital gains are taxable to you as ordinary income. Any net capital gain distributions are taxable to shareholders as long-term capital gains, no matter how long you have owned your Fund shares.

It is anticipated that substantially all of the distributions by the Funds, other than the Investor Tax-Exempt Money Market Fund, will be taxable as ordinary income. You should note that these distributions will not qualify for the reduced federal income tax rate applicable to certain qualified dividends because the Funds’ investment income will consist generally of interest income rather than corporate dividends.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January of the following year will be taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

Distributions from the Investor Tax-Exempt Money Market Fund that are reported as “exempt interest dividends” are generally not subject to federal income tax. However, you should note that, while the Fund intends to avoid such investments, a portion of the exempt-interest dividends paid by the Investor Tax-Exempt Money Market Fund may be attributable to investments in securities, the interest on which will be a preference item when determining a non-corporate shareholder’s federal AMT liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Investor Tax-Exempt Money Market Fund generally will not be deductible for federal income tax purposes.

To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes.

Sales

Generally, your sale, exchange or redemption of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. Because each of the Funds intends to maintain a stable NAV of $1.00 per share, shareholders will typically not recognize a gain or loss when they sell, exchange or redeem their shares in these Funds, because the amount realized will be the same as their tax basis in the shares. However, any such sale, exchange or redemption may result in the recognition of gain or loss by a shareholder for U.S. federal income tax purposes if the amount realized on the sale, exchange or redemption differs from the shareholder’s tax basis in the shares.

If a liquidity fee is imposed in connection with the redemption of your shares, the IRS will require you to report any gain or loss recognized from your redemption. If you held your shares as a capital asset, the gain or loss that you recognize will be a capital gain or loss, and will be long-term or short-term, generally depending on how long you have held your shares. Any liquidity fees you incur on shares redeemed will generally decrease the amount of any capital gain (or increase the amount of any capital loss) you recognize with respect to such redemption.

Other Information

When you open your account, you should provide your Social Security or other Taxpayer Identification Number on your account application. By law, a Fund must withhold 24% (subject to legislative change) of your taxable distributions and any redemption proceeds if you do not provide your correct Taxpayer Identification Number and certain certification, or if the IRS instructs the Fund to do so.

Non-U.S. investors will generally be subject to U.S. withholding tax with respect to dividends received from the Fund and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly reported distributions to non-U.S. investors of net capital gains. Likewise, non-U.S. investors generally are not subject to U.S. federal income tax withholding on distributions paid in respect of certain U.S. source interest income or short-term capital gains that are so designated by the Fund. However, depending upon its circumstances, the Fund may report all, some or none of its potentially eligible dividends as U.S. source interest income or short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment from U.S. source interest income or short-term capital gain.

Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Acquiring Funds’ financial performance for the past five years (or less if a Fund has been in operation for less than five years). Certain information reflects financial results for a single Acquiring Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information shown has been audited, with exception of the six-month period ended May, 31, 2021, by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request).

Effective September 1, 2020, the Funds’ fiscal year end was changed from August 31 to November 30.

Financial Square Government Fund — Administration Shares	Six Months Ended May 31, 2021 (Unaudited)		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.008	0.020	0.011	0.003	—	(b)
Net realized gain	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	—	(b)	—	(b)	0.008	0.020	0.011	0.003	—	(b)

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.008)	(0.020)	(0.011)	(0.003)	—	(b)
Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	—	(b)	—	(b)	(0.008)	(0.020)	(0.011)	(0.003)	—	(b)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.76%	1.97%	1.12%	0.30%	0.02%

Net assets, end of period (in 000’s)	$6,490,280		$5,706,517		$5,421,224	$4,862,853	$4,454,065	$4,138,362	$2,673,689
Ratio of net expenses to average net assets	0.09	%(f)	0.20	%(f)	0.39%	0.43%	0.42%	0.43%	0.36%
Ratio of total expenses to average net assets	0.43	%(f)	0.43	%(f)	0.43%	0.43%	0.44%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	0.02	%(f)	(0.01	)%(f)	0.76%	1.95%	1.13%	0.32%	0.01%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Government Fund — Institutional Shares	Six Months Ended May 31, 2021 (Unaudited)		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.022	0.014	0.006	0.002
Net realized gain	—	(b)	—	(b)	0.003	— (b)	— (b)	— (b)	— (b)

Total from investment operations	—	(b)	—	(b)	0.010	0.022	0.014	0.006	0.002

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.010)	(0.022)	(0.014)	(0.006)	(0.002)
Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.010)	(0.022)	(0.014)	(0.006)	(0.002)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		0.01%		0.97%	2.23%	1.38%	0.55%	0.20%

Net assets, end of period (in 000’s)	$186,788,803		$154,904,106		$204,287,540	$100,539,271	$96,230,361	$79,411,937	$63,804,041
Ratio of net expenses to average net assets	0.09	%(e)	0.18	%(e)	0.18%	0.18%	0.17%	0.18%	0.18%
Ratio of total expenses to average net assets	0.18	%(e)	0.18	%(e)	0.18%	0.18%	0.19%	0.23%	0.23%
Ratio of net investment income to average net assets	0.02	%(e)	—	%(e)(f)	0.70%	2.19%	1.39%	0.55%	0.21%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)	Amount is less than 0.005%.

Investor Money Market Fund — Administration Shares	Six Months Ended May 31, 2021 (Unaudited)		For the Period Ended November 30, 2020†		Year Ended August 31,				Period Ended August 31, 2016*
					2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.009	0.021	0.014	0.007	0.001
Net realized gain (loss)	—	(b)	—	(b)	0.001	— (b)	(0.001)	(0.001)	—	(b)

Total from investment operations	—	(b)	—	(b)	0.010	0.021	0.013	0.006	0.001

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)	(0.006)	(0.001)
Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)	(0.006)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.02%		—	%(e)	0.98%	2.14%	1.36%	0.62%	0.09%

Net assets, end of period (in 000’s)	$37,517		$31,792		$33,860	$31,188	$132,200	$100,351	$50
Ratio of net expenses to average net assets	0.17	%(f)	0.24	%(f)	0.42%	0.43%	0.43%	0.43%	0.43	%(f)
Ratio of total expenses to average net assets	0.45	%(f)	0.47	%(f)	0.46%	0.46%	0.54%	0.76%	5.13	%(f)
Ratio of net investment income (loss) to average net assets	(0.03	)%(f)	(0.08	)%(f)	0.90%	2.12%	1.37%	0.72%	0.16	%(f)

†	The Fund changed its fiscal year end from August 31 to November 30.
*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

Investor Money Market Fund — Class I Shares	Six Months Ended May 31, 2021 (Unaudited)		For the Period Ended November 30, 2020†		Year Ended August 31,				Period Ended August 31, 2016*
					2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.011	0.024	0.017	0.009	0.002
Net realized gain (loss)	—	(b)	—	(b)	0.001	— (b)	(0.001)	— (b)	—	(b)

Total from investment operations	—	(b)	—	(b)	0.012	0.024	0.016	0.009	0.002

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.012)	(0.024)	(0.016)	(0.009)	(0.002)
Distributions to shareholders from net realized gains	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	—	(b)	—	(b)	(0.012)	(0.024)	(0.016)	(0.009)	(0.002)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.03%		0.02%		1.22%	2.40%	1.61%	0.87%	0.24%

Net assets, end of period (in 000’s)	$1,327,239		$1,527,628		$2,025,657	$1,316,874	$504,770	$216,443	$10,679
Ratio of net expenses to average net assets	0.15	%(e)	0.18	%(e)	0.18%	0.18%	0.18%	0.18%	0.18	%(e)
Ratio of total expenses to average net assets	0.20	%(e)	0.22	%(e)	0.21%	0.21%	0.29%	0.51%	4.88	%(e)
Ratio of net investment income (loss) to average net assets	(0.02	)%(e)	(0.02	)%(e)	1.11%	2.37%	1.68%	0.90%	0.41	%(e)

†	The Fund changed its fiscal year end from August 31 to November 30.
*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.

Investor Tax-Exempt Money Market Fund — Administration Shares	Six Months Ended May 31, 2021 (Unaudited)		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.006	0.012	0.008	0.003	—	(b)
Net realized gain	—		—	(b)	— (b)	— (b)	— (b)	0.001	—	(b)

Total from investment operations	—	(b)	—	(b)	0.006	0.012	0.008	0.004	—	(b)

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.006)	(0.012)	(0.008)	(0.003)	—	(b)
Distributions to shareholders from net realized gains	—		—		—	— (b)	— (b)	(0.001)	—	(b)

Total distributions(c)	—	(b)	—	(b)	(0.006)	(0.012)	(0.008)	(0.004)	—	(b)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.55%	1.16%	0.78%	0.38%	0.01%

Net assets, end of period (in 000’s)	$305		$305		$305	$298	$2	$3,575	$13,041
Ratio of net expenses to average net assets	0.06	%(f)	0.13	%(f)	0.37%	0.43%	0.43%	0.43%	0.18%
Ratio of total expenses to average net assets	0.45	%(f)	0.48	%(f)	0.45%	0.45%	0.47%	0.54%	0.49%
Ratio of net investment income to average net assets	0.01	%(f)	0.01	%(f)	0.55%	1.18%	0.75%	0.30%	0.01%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

Investor Tax-Exempt Money Market Fund — Class I Shares	Six Months Ended May 31, 2021 (Unaudited)		For the Period Ended November 30, 2020†		Year Ended August 31,
					2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	—	(b)	—	(b)	0.007	0.014	0.010	0.006	0.001
Net realized gain	—		—	(b)	— (b)	— (b)	— (b)	0.001	— (b)

Total from investment operations	—	(b)	—	(b)	0.007	0.014	0.010	0.007	0.001

Distributions to shareholders from net investment income	—	(b)	—	(b)	(0.007)	(0.014)	(0.010)	(0.006)	(0.001)
Distributions to shareholders from net realized gains	—		—		—	— (b)	— (b)	(0.001)	— (b)

Total distributions(c)	—	(b)	—	(b)	(0.007)	(0.014)	(0.010)	(0.007)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.01%		—	%(e)	0.75%	1.42%	1.03%	0.63%	0.11%

Net assets, end of period (in 000’s)	$1,376,627		$1,361,639		$1,511,106	$1,444,641	$1,052,229	$924,326	$1,387,634
Ratio of net expenses to average net assets	0.06	%(f)	0.13	%(f)	0.18%	0.18%	0.18%	0.18%	0.11%
Ratio of total expenses to average net assets	0.20	%(f)	0.23	%(f)	0.20%	0.20%	0.22%	0.29%	0.24%
Ratio of net investment income to average net assets	0.01	%(f)	0.01	%(f)	0.73%	1.40%	1.02%	0.57%	0.07%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

AVAILABLE INFORMATION

You can obtain more free information about an Acquired Fund or an Acquiring Fund from your investment firm or:

With respect to the Acquired Funds:

by calling:            1-800-236-3863

The Acquired Funds’ statement of additional information and shareholder reports are available free of charge at: www.bmofunds.com.

With respect to the Acquiring Funds:

by writing to:    Goldman Sachs Funds

                           P.O. Box 06050

                           Chicago, IL 60606-6306

by calling:         1-800-526-7384

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, will (when available) provide information about the Acquiring Funds’ investments. An annual report will (when available) discuss market conditions and investment strategies that significantly affected the Acquiring Funds’ performance during their last fiscal year.

Each Acquired Fund and Acquiring Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Acquired Funds and Acquiring Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EXHIBIT A

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

The investment restrictions set forth below have been adopted by Goldman Sachs Trust or BMO Funds, as applicable, as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected Fund. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (1) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (2) more than 50% of the outstanding shares of the Fund.

BMO Government Money Market Fund and Goldman Sachs Financial Square Government Fund

	BMO Government Money Market Fund (Acquired Fund)	Goldman Sachs Financial Square Government Fund (Acquiring Fund)
Concentration	The Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities and domestic bank instruments for shall not be considered investments in any one industry.

The Fund may not purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. government securities or such bank obligations.

(For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be

	BMO Government Money Market Fund (Acquired Fund)	Goldman Sachs Financial Square Government Fund (Acquiring Fund)
separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Investment Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries. The Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.)

Borrowing	The Fund will not issue senior securities or borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

The Fund may not borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that the Fund is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Fund’s assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending.

(The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such

	BMO Government Money Market Fund (Acquired Fund)	Goldman Sachs Financial Square Government Fund (Acquiring Fund)

instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board of Trustees, after consideration of all of the relevant circumstances.)

Senior Securities	See “Borrowing” above.	The Fund may not issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur and except for shares of existing or additional Funds of the Trust.

Margin		The Fund may not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that the Fund may acquire puts in connection with the acquisition of a debt instrument).

Pledging Assets		The Fund may not mortgage, pledge or hypothecate its assets except to secure permitted borrowings.

Underwriting	The Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.	The Fund may not act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

Purchasing Securities to Exercise Control		The Fund may not invest in other companies for the purpose of exercising control or management.

	BMO Government Money Market Fund (Acquired Fund)	Goldman Sachs Financial Square Government Fund (Acquiring Fund)
Commodities	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments.	The Fund may not purchase or sell interests in oil, gas or mineral leases, commodities or commodities contracts.

Loans	The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This restriction shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.	The Fund may not make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with the Fund’s investment objective and policies may be deemed to be loans.

Real Estate	The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (1) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (2) securities or other instruments backed by real estate or interests therein.	The Fund may not purchase or sell real estate (excluding securities secured by real estate or interests therein). The Trust reserves the freedom to hold and to sell real estate acquired for the Fund as a result of the ownership of securities.

Diversification	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value	With respect to 75% of its total assets taken at market value, the Fund may not: (1) invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, except U.S. government securities and repurchase agreements collateralized by U.S. government securities; and (2) purchase the securities of any one issuer if, as a result of such purchase, the Fund would hold

BMO Government Money Market Fund (Acquired Fund)	Goldman Sachs Financial Square Government Fund (Acquiring Fund)
of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.	more than 10% of the outstanding voting securities of that issuer.

BMO Prime Money Market Fund and Goldman Sachs Investor Money Market Fund

	BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)
Concentration	The Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities and domestic bank instruments for shall not be considered investments in any one industry.

The Fund may not purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations.

(For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business

	BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)
credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. The Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.)

Borrowing	The Fund will not issue senior securities or borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

The Fund may not borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.

(The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board of Trustees, after consideration of all of the relevant circumstances.)

	BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)
Senior Securities	See “Borrowing” above.	The Fund may not issue senior securities to the extent such issuance would violate applicable law.

Loans	The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This restriction shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.	The Fund may not make loans, except through (1) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (2) repurchase agreements with banks, brokers, dealers and other financial institutions; (3) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act; and (4) loans to affiliates of the Fund to the extent permitted by law.

Underwriting	The Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.	The Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

Real Estate	The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (1) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (2) securities or other instruments backed by real estate or interests therein.	The Fund may not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities.

Commodities	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments.	The Fund may not invest in physical commodities, except that the Fund may invest in currency and financial

	BMO Prime Money Market Fund (Acquired Fund)	Goldman Sachs Investor Money Market Fund (Acquiring Fund)
instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.

Diversification	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.	The Fund is “diversified” under the 1940 Act.

BMO Tax-Free Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund

	BMO Tax-Free Money Market Fund (Acquired Fund)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund)
Concentration	The Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities and domestic bank instruments for shall not be considered investments in any one industry.

The Fund may not purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise

BMO Tax-Free Money Market Fund (Acquired Fund)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund)

consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations.

(For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. The Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.)

	BMO Tax-Free Money Market Fund (Acquired Fund)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund)
Borrowing	The Fund will not issue senior securities or borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) and the Fund may borrow through reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (4) the Fund may purchase securities on margin to the extent permitted by applicable law.

(The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board of Trustees, after consideration of all of the relevant circumstances.)

Senior Securities	See “Borrowing” above.	The Fund may not issue senior securities to the extent such issuance would violate applicable law.

Loans	The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This	The Fund may not make loans, except (1) through the purchase of debt obligations in accordance with the Fund’s

	BMO Tax-Free Money Market Fund (Acquired Fund)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund)
	restriction shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.	investment objective and policies, (2) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (3) loans of securities as permitted by applicable law.

Underwriting	The Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.	The Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

Real Estate	The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (1) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (2) securities or other instruments backed by real estate or interests therein.	The Fund may not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Commodities	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments.	The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

Diversification	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

	BMO Tax-Free Money Market Fund (Acquired Fund)	Goldman Sachs Investor Tax-Exempt Money Market Fund (Acquiring Fund)
guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Tax Exempt Obligations	The Fund invests, under normal circumstances, its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including the federal AMT.	As a matter of fundamental policy, at least 80% of the net assets of the Fund will be invested in securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal AMT.

EXHIBIT B

ADDITIONAL INFORMATION ABOUT THE RISKS OF ACQUIRING FUNDS

For purposes of the remainder of this section, the term “Investment Adviser” refers to “GSAM” and the term “Fund” or “Funds” refer to an “Acquiring Fund” or the “Acquiring Funds.”

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the most recent SAI filed with the SEC, which is available upon request. Among other things, the SAI describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. Certain Funds may invest in U.S. Treasury Obligations, which include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). U.S. Treasury Obligations may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Certain Funds may invest in U.S. government securities. Unlike U.S. Treasury Obligations, U.S. government securities can be supported by either (i) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association); (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. government securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. government securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. government securities, the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks and Tennessee Valley Authority.

U.S. Treasury Obligations have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. government securities if it is not obligated to do so by law.

Bank Obligations. Certain Funds may invest in bank obligations, which include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, the Investor Money Market Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase and U.S. branches of such foreign banks (Yankee obligations), as well as foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. Certain Funds may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper that may be purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of the Financial Square Prime Obligations Fund, Financial Square Money Market Fund, and Investor Money Market Fund, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support. Short-Term Obligations of Corporations or Other Entities. Certain Funds may invest in other short-term obligations, including master demand notes and short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A master demand note permits the investment of varying amounts by a Fund under an agreement between the Fund and an issuer. The principal amount of a master demand note may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, interest generated by repurchase agreements with foreign counterparties may, under certain circumstances, be considered U.S. source interest income. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

The Funds currently enter into repurchase agreements with a variety of eligible counterparties, including the Federal Reserve Bank of New York. Reduced participation in the repurchase agreement market by these counterparties, particularly the Federal Reserve Bank of New York, may affect a Fund’s investment strategies, operations and/or return potential. The Funds consider repurchase agreements with the Federal Reserve Bank of New York to be U.S. government securities for purposes of Rule 2a-7.

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally. Certain mortgage-backed securities (especially those backed by sub-prime and second-lien loans) have declined in value in light of recent market and economic developments, and such developments have led to reduced demand and limited liquidity for certain mortgage-related securities. Unexpected increases in default rates with regard to the underlying mortgages and increased price volatility, in addition to liquidity constraints, may make these securities more difficult to value or dispose of than may have been the case previously. These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Foreign Government Obligations and Foreign Risks. The Investor Money Market Fund may invest in foreign government obligations. Foreign government obligations that the Fund invests in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by the Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, more or less securities regulation, less stringent investor protections and disclosure standards, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Funds’ foreign holdings or exposures.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Funds, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Funds hold illiquid investments, their portfolios may be harder to value, especially in changing markets.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper or other instruments. Municipal obligations are generally subject to those risks associated with debt securities generally. In addition, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal obligations (such as general obligation bonds, private activity bonds and moral obligation bonds).

Certain of the Funds may invest in municipal obligations issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal obligations may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of a Fund that holds such securities.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a government-owned toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity and average portfolio life. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, and therefore have more potential risk. The interest from industrial development bonds would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (i) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (ii) municipal obligations whose issuers are in the same state; or (iii) industrial development obligations (except where the nongovernmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry). A Fund’s investments in these municipal obligations will subject the Fund, to a greater extent, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of investment. Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions such as insurance companies which may issue insurance policies with respect to municipal obligations. The credit quality of these banks, insurance companies and other financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. The insurance companies’ exposure to securities involving sub-prime mortgages may cause insurer rating downgrade or insolvency, which may affect the prices and liquidity of municipal obligations insured by the insurance company. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

In purchasing municipal obligations, a Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Custodial Receipts. Certain Funds may invest in custodial receipts (including tender option bonds, see above for more information) representing interests in U.S. government securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. Certain Funds may invest in securities of other investment companies that are money market funds, subject to statutory limitations prescribed by the 1940 Act, or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in other investment companies that are money market funds beyond the statutory limits described above. Some of those money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company that is a money market fund that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Floating and Variable Rate Obligations. The Funds may purchase various floating and variable rate obligations, including (for those Funds that may invest in municipal obligations) tender option bonds. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to certain conditions under Rule 2a-7 under the 1940 Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.

Illiquid Securities. Each Fund may invest up to 5% of its total assets (measured at the time of purchase) in illiquid securities (i.e., securities that cannot be sold or disposed of in seven days in the ordinary course of business at approximately the value ascribed to them by the Fund). Illiquid securities include:

•	Both domestic and foreign securities that are not readily marketable

•	Certain municipal leases and participation interests

•	Certain stripped mortgage-backed securities

•	Repurchase agreements and time deposits with a notice or demand period of more than seven days

•

Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act as amended.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perception.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks for temporary or emergency purposes. For more information, see the SAI.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

EXHIBIT C

Comparison of Acquired Fund and Acquiring Fund Service Providers

Service Provider	Acquired Funds	Acquiring Funds
Administrator	BMO Asset Management Corp. 115 South LaSalle Street Chicago, Illinois 60603	Goldman Sachs Asset Management, L.P. 200 West Street New York, New York 10282

Sub-Administrator	State Street Bank and Trust Company 1 Iron Street Boston, Massachusetts 02116	The Bank of New York Mellon One Wall Street New York, New York 10286

Custodian	State Street Bank and Trust Company 1 Iron Street Boston, Massachusetts 02116	The Bank of New York Mellon One Wall Street New York, New York 10286

Fund Accounting Services Provider	State Street Bank and Trust Company 1 Iron Street Boston, Massachusetts 02116	The Bank of New York Mellon One Wall Street New York, New York 10286

Transfer Agent	SS&C Technologies, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02171	Goldman Sachs & Co. LLC 71 S. Wacker Dr. Chicago, Illinois 60606

Independent Registered Public Accountant	KPMG LLP 191 West Nationwide Blvd., Suite 500 Columbus, Ohio 43215	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, Massachusetts 02210

Distributor	Foreside Financial Services, LLC Three Canal Plaza Portland, Maine 04101	Goldman Sachs & Co. LLC 200 West Street New York, NY 10282

C-1

EXHIBIT D

COMPARISON OF ORGANIZATIONAL DOCUMENTS

BMO Funds, also referred to as the “Company” in this section, is a Wisconsin corporation and Goldman Sachs Trust, also referred to as the “Trust” in this section, is a Delaware statutory trust. BMO Funds is governed by its Articles of Incorporation and By-laws and Goldman Sachs Trust is governed by its Agreement and Declaration of Trust and By-laws.

The below table summarizes a number of provisions of BMO Funds’ Articles of Incorporation, Goldman Sachs Trust’s Agreement and Declaration of Trust and their By-laws, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed and the rights provided to Fund shareholders. Further information about each Fund’s governance structure is contained in the Fund’s Statement of Additional Information and its governing documents, which are on file with the SEC.

	BMO Funds, Inc. (Acquired Fund)	Goldman Sachs Trust (Acquiring Fund)
Shareholder Liability	Under the Wisconsin Business Corporation Law (“WBCL”), the shareholders of BMO Funds are not liable to the Company or its creditors with respect to their shares except to pay the consideration for which the shares were authorized to be issued. In addition, the WBCL provides that the shareholders are not personally liable for the acts or debts of the Company.	Under Delaware Law, the shareholders of the Trust are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware Law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust.

Shareholder Voting Rights

Shareholders are entitled to one vote per full share of common stock and a fractional vote per fractional share.

Each share of a series gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote.

All holders of shares of stock vote as a single series or class except with respect to any matter which affects only one or more series or class of stock, in which case only the holders of shares of the series or class affected are entitled to vote.

Shareholders are generally entitled to one vote per full share and a fractional vote per fractional share.

Shareholders shall have power to vote only with respect to (1) the election of Trustees; (2) the removal of Trustees; (3) any matter required to be approved by shareholders of the Trust or any series or class thereof under the 1940 Act; (4) any termination of the Trust; (5) the amendment of the Agreement and Declaration of Trust; and (6) such additional matters relating to the Trust as may be required or authorized by law, the Agreement and Declaration of Trust, or the

	BMO Funds, Inc. (Acquired Fund)	Goldman Sachs Trust (Acquiring Fund)

By-laws or any registration of the Trust with the SEC or any State, or as the Trustees may consider desirable, in each case only to the extent and as provided for in the Agreement and Declaration of Trust.

All holders of shares vote in the aggregate and not by individual series or class, except (1) when required by the 1940 Act, shares shall be voted by individual series or class, and (2) when the Trustees have determined that the matter affects the interests of only one or more series or class, then only the shareholders of all such series or classes shall be entitled to vote thereon.

Shareholder Meetings

The Company is not required to hold an annual meeting of shareholders in any year in which none of the following is required to be acted on by shareholders under the 1940 Act: (1) election of Directors; (2) approval of the Company’s investment advisory contract; (3) ratification of the Company’s public accountants; (4) approval of the Company’s distribution agreement.

The WBCL permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.

The Company holds meetings of shareholders as required by the 1940 Act, the Articles of Incorporation, as amended, and/or the By-laws.

A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Company’s outstanding voting shares.

The Trust is not required to hold an annual meeting of shareholders. The Trust holds meetings of shareholders as required by the 1940 Act, the Agreement and Declaration of Trust, as amended, and/or the By-laws.

	BMO Funds, Inc. (Acquired Fund)	Goldman Sachs Trust (Acquiring Fund)
Shareholder Quorum

The presence in person or by proxy of the holders of one-third of the shares of capital stock of the Company entitled to vote without regard to series or class shall constitute a quorum at any meeting of the shareholders, except with respect to a meeting of one or more series or classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each series or class entitled to vote on the matter shall constitute a quorum.

A meeting may be adjourned at any time, including after action on one or more matters, by a majority of shares represented, even if less than a quorum.

Except when a larger vote is required by law, the Agreement and Declaration of Trust or the By-laws, holders of shares of the Trust, series or class, as applicable, representing one-third of the votes entitled to be cast at the meeting in person or by proxy shall be a quorum for the transaction of business at a shareholders’ meeting. Any lesser number shall be sufficient for adjournments.

Preemptive Rights	Shareholders are not entitled to any preemptive, appraisal or conversion rights.	Shares have no preemptive, subscription or conversion rights.

Trustee Power to Amend Organizational Document	The Board may amend the Articles of Incorporation without shareholder vote, except that no amendment to the Articles of Incorporation shall affect any right of any person under the Articles of Incorporation without a shareholder vote.	The Trustees may, without any shareholder vote, amend or otherwise supplement the Agreement and Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated trust instrument; provided, that Shareholders shall have the right to vote on any amendment under certain circumstances, including when (1) an amendment would adversely affect the voting rights of shareholders, (2) required to be approved by shareholders by law or by the Trust’s registration statement(s) filed with the SEC, and (3) submitted to them by the Trustees in their discretion.

EXHIBIT E

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [•] day of December, 2021, by and among Goldman Sachs Trust, a Delaware statutory trust (“Goldman Sachs Trust”), with its principal place of business at 71 Wacker Drive, Chicago, Illinois 60606, on behalf of the following of its separate series: Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (each, an “Acquiring Fund”), and BMO Funds, Inc., a Wisconsin corporation (“BMO Funds”), with its principal place of business at 790 North Water Street, Milwaukee, Wisconsin 53202, on behalf of the following of its separate series: BMO Government Money Market Fund, BMO Prime Money Market Fund and BMO Tax-Free Money Market Fund (each, an “Acquired Fund”). Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership, joins this Agreement solely for purposes of paragraphs 1.6, 5.1, 9.2, 10.1, 14.1, 14.2, 15.1 and 15.6. BMO Asset Management Corp. (“BMO AM”), an Illinois corporation, joins this Agreement solely for purposes of paragraphs 1.2, 1.6, 5.1, 5.4, 9.2, 10.1, 14.1, 14.2, 15.2 and 15.6.

WHEREAS, each Acquired Fund and each Acquiring Fund is a series of an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the following chart shows each Acquiring Fund and certain of its classes of shares of beneficial interest (“Acquiring Fund Shares”) and the corresponding Acquired Fund with its corresponding classes of shares of beneficial interest (“Acquired Fund Shares”):

Acquiring Fund, each a series of Goldman Sachs Trust	Corresponding Acquired Fund, each a series of BMO Funds

Goldman Sachs Financial Square Government Fund Administration Class Institutional Class	BMO Government Money Market Fund Investor Class (Class Y) Premier Class

Goldman Sachs Investor Money Market Fund Administration Class Class I Shares	BMO Prime Money Market Fund Investor Class (Class Y) Premier Class

Goldman Sachs Investor Tax-Exempt Money Market Fund Administration Class Class I Shares	BMO Tax-Free Money Market Fund Investor Class (Class Y) Premier Class

WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each applicable class of shares of the applicable Acquiring Fund and each reference to Acquiring Fund Shares in connection with an Acquired Fund should be read to include each class of the particular Acquiring Fund that corresponds to the relevant class of the Acquired Fund;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, each reorganization and liquidation contemplated hereby will consist of (1) the sale, assignment, transfer and delivery of all of the Assets (as defined in paragraph 1.2 below) of an Acquired Fund to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares as described herein, (2) the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (each, a “Reorganization” and, collectively, the “Reorganizations”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, this Agreement is to be treated as if each Reorganization between an Acquired Fund and its corresponding Acquiring Fund is the subject of a separate agreement. Each Acquired Fund and BMO Funds acting for itself and on behalf of the Acquired Fund, and each Acquiring Fund and Goldman Sachs Trust acting for itself and on behalf of the Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party;

WHEREAS, each Acquired Fund owns Assets that generally are of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees, including a majority of the Trustees who are not interested persons, of Goldman Sachs Trust has determined, with respect to each Acquiring Fund, that the sale, assignment, transfer and delivery of the Assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of the stated liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders; and

WHEREAS, the Board of Directors, including a majority of the Directors who are not interested persons, of BMO Funds has determined, with respect to each Acquired Fund, that the sale, assignment, transfer and delivery of the Assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the stated liabilities of each Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders;

NOW, THEREFORE, in consideration of the above recitals and premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND STATED LIABILITIES BY THE CORRESPONDING ACQUIRING FUND AND THE LIQUIDATION OF EACH ACQUIRED FUND

1.1. Subject to the requisite approval of each Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to sell, assign, transfer and deliver all of its Assets, to the corresponding Acquiring Fund, and each Acquiring Fund agrees in exchange therefor:

(a) to deliver to the corresponding Acquired Fund the number of full and fractional Acquiring Fund Shares having an aggregate value equal to the aggregate value of the Acquired Fund’s Assets, net of the Liabilities (each as defined in paragraph 1.2), computed in the manner set forth in paragraph 2.1, in each case as of the time and date set forth in paragraph 2.1; and

(b) to assume the Liabilities of the Acquired Fund, as set forth in paragraph 1.2.

The transactions described in paragraphs 1.1(a) and (b) shall take place on the date of the Closing (as defined in paragraph 3.1 below) provided for in paragraph 3.1 (the “Closing Date”).

1.2. The property and assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, copies of all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Acquired Fund’s rights under this

Agreement on the Valuation Date, as defined in paragraph 2.1 (collectively, with respect to each Acquired Fund separately, “Assets”). Each Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on the Statement of Assets and Liabilities of the corresponding Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the prior audited period, except for the Acquired Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to each Acquired Fund separately, “Liabilities”). Each Acquiring Fund shall assume only those Liabilities of the corresponding Acquired Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Acquired Fund. Each Acquired Fund will use its best efforts to discharge all known Liabilities prior to or at the Valuation Date to the extent permissible and consistent with its own investment objectives and policies. If prior to the Closing Date, Goldman Sachs Trust (or its representative) identifies a Liability that Goldman Sachs Trust and BMO Funds, on behalf of an Acquired Fund, mutually agree should not be assumed by Goldman Sachs Trust, on behalf of the corresponding Acquiring Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by Goldman Sachs Trust and BMO Funds at the Closing (the “Excluded Liabilities”). Certain Liabilities that would otherwise be listed as Excluded Liabilities may be assumed by Goldman Sachs Trust on behalf of an Acquiring Fund, on the condition that Goldman Sachs Trust and the relevant Acquiring Fund be indemnified in writing to their reasonable satisfaction by BMO AM or its affiliates against any and all losses, claims, damages or liability to which Goldman Sachs Trust and the Acquiring Fund may become subject as a result of assuming such Liability.

1.3. Immediately following the action contemplated by paragraph 1.1, each Acquired Fund will distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the applicable Acquiring Fund to open accounts on the share records of the applicable Acquiring Fund in the names of the Acquired Fund Shareholders. An Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange. The aggregate value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate value of the Acquired Fund Shares of that class owned by Acquired Fund Shareholders on the Valuation Date. All issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquired Funds will be dissolved and terminated in accordance with applicable law and governing documents of the Acquired Funds, as soon as practicable following the Closing Date.

1.4. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund Transfer Agent (as defined in paragraph 3.3 below).

1.5. Any applicable reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund. Each Acquired Fund shall file such regulatory reports, tax returns, or other documents on a timely basis.

1.6. No later than fifteen (15) Business Days1 before the Closing Date, BMO AM, on behalf of each Acquired Fund, will provide GSAM with a schedule of the Assets held by such Acquired Fund. No later than ten

[1]	“Business Day” shall mean a day other than a Saturday, Sunday, or other day on which the New York Stock Exchange in the State of New York is not required or authorized to close.

(10) Business Days after BMO AM, on behalf of each Acquired Fund, has provided GSAM with the schedule of the Assets held by the Acquired Fund contemplated by the preceding sentence, GSAM, on behalf of each Acquiring Fund, will advise BMO AM of any investments of the corresponding Acquired Fund shown on the Acquired Fund’s schedule of Assets which such Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to such Acquiring Fund in connection with facilitating the orderly transition of such Acquired Fund’s Assets. Under such circumstances, to the extent practicable, an Acquired Fund will dispose of such investment prior to the Valuation Date if: (i) requested by an Acquiring Fund; (ii) doing so is permissible and consistent with its own investment objectives and policies; and (iii) doing so is permissible and consistent with the fiduciary duties and contractual obligations of BMO AM, as the investment adviser responsible for the portfolio management of the Acquired Fund. In addition, if it is determined that the portfolios of an Acquired Fund and the corresponding Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is subject with respect to such investments, to the extent practicable, the Acquired Fund will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations prior to the Valuation Date if (i) requested by the Acquiring Fund; (ii) doing so is permissible and consistent with the Acquired Fund’s own investment objectives and policies; and (iii) doing so is permissible and consistent with the fiduciary duties and contractual obligations of BMO AM, as the investment adviser responsible for the portfolio management of the Acquired Fund. Notwithstanding the foregoing, nothing herein will require an Acquired Fund to dispose of any Assets, if, in the reasonable judgment of BMO AM, as the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

1.7. No sales load, contingent deferred sales charge, commission, redemption fee, or other transactional fee will be charged by an Acquired Fund as a result of, or in connection with, the Reorganization.

1.8. Immediately after the Closing Date, the share transfer books relating to each Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

1.9. In connection with the Reorganizations, any minimum investment amounts or shareholder eligibility criteria applicable to initial, subsequent or additional investments in each Acquiring Fund shall be waived with respect to the Acquired Fund Shareholders’ initial receipt of Acquiring Fund Shares as part of the Reorganization.

2. VALUATION

2.1. The value of the Assets of each Acquired Fund shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Business Day immediately preceding the Closing Date, or such other time as agreed to by Goldman Sachs Trust and BMO Funds (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current policies, prospectus and statement of additional information with respect to each Acquiring Fund and the valuation procedures (including the procedures adopted under Rule 2a-7 under the 1940 Act) established by Goldman Sachs Trust’s Board of Trustees (such procedures, the “Goldman Sachs Trust Valuation Procedures”). Each Acquired Fund shall deliver a copy of its valuation report to each Acquiring Fund by 7:00 p.m. Eastern time on the Valuation Date.

2.2. BMO Funds and Goldman Sachs Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of an Acquired Fund and those determined in accordance with the Goldman Sachs Trust Valuation Procedures.

2.3. Any provision in this Agreement to the contrary notwithstanding, if the difference between (i) the net asset value per share of an Acquired Fund or the corresponding Acquiring Fund, computed using available market quotations (or an appropriate substitute that reflects current market conditions), and (ii) the amortized cost price per share of such Acquired Fund or Acquiring Fund, computed in a manner consistent with Rule 2a-7 under the 1940 Act, equals or exceeds $0.0025 on the Valuation Date (such difference, a “Deviation”), then the Closing Date shall be postponed until such time as the per share difference is less than $0.0025.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date for each Reorganization shall be February 11, 2022, or such other date as an authorized officer of each of the parties may agree, subject to the satisfaction or waiver of the conditions in this Agreement and which date shall in no event be later than February 28, 2022 without the written consent of the parties hereto. All acts taking place at the closing of the Reorganizations (the “Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement and in the Framework Agreement (as defined in paragraph 8.10), be deemed to take place simultaneously as of immediately before the opening of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert LLP, 1900 K Street, NW, Washington D.C. 20006 or at such other place as an authorized officer of each of the parties may agree. To the extent any Acquired Fund’s Assets are for any reason not transferred on the Closing Date such Acquired Fund shall cause such Acquired Fund’s Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter. BMO Funds, on behalf of each Acquired Fund, shall notify Goldman Sachs Trust of any Assets held by such Acquired Fund in other than book-entry form at least five (5) Business Days prior to the Closing Date.

3.2. BMO Funds shall direct State Street Bank and Trust Company, as custodian for each Acquired Fund (the “Acquired Fund Custodian”), to deliver to Goldman Sachs Trust, on behalf of each Acquiring Fund (or its representative), at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Acquired Fund have been delivered in proper form to the corresponding Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, or such other certification as shall be mutually agreed by Goldman Sachs Trust and BMO Funds. Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the applicable Acquiring Fund’s custodian (the “Acquiring Fund Custodian”). Such presentation shall be made for examination no later than five (5) Business Days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Acquired Fund (or its representative) as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian the Assets of each Acquired Fund as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository or other permitted counterparties, in accordance with Rule 17f-4, Rule 17f-5, Rule 17f-6 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of same day federal funds on the Closing Date.

3.3. BMO Funds shall cause its transfer agent (the “Acquired Fund Transfer Agent”) to deliver to Goldman Sachs Trust, on behalf of each Acquiring Fund (or its representative), at the Closing, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. Goldman Sachs Trust (or its representative) shall deliver to the Secretary of BMO Funds, on behalf of the corresponding Acquired Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the applicable Acquiring Fund pursuant to paragraph 1.1, (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the applicable Acquiring Fund pursuant to paragraph 1.4 and (c) the information set out in clauses (a) and (b) was provided by Goldman

Sachs Trust’s transfer agent (the “Acquiring Fund Transfer Agent”). At the Closing, each Acquired Fund (or its representative) shall deliver to the corresponding Acquiring Fund (or its representative) such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the corresponding Acquiring Fund or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment and mutual agreement of an appropriate officer of Goldman Sachs Trust and an appropriate officer of BMO Funds, accurate appraisal of the value of the Assets of the Acquired Fund is impracticable, the Valuation Date and the Closing Date shall be postponed until the first (1st) Business Day after the day when trading shall have been fully resumed and reporting shall have been restored on an Exchange or such later dates as may be mutually agreed in writing by an authorized officer of each party. If trading shall not be fully resumed and reporting restored within three (3) business days of the Valuation Date, this Agreement may be terminated by either Goldman Sachs Trust, on behalf of an Acquiring Fund, or BMO Funds, on behalf of an Acquired Fund, by giving written notice to the other party.

4.REPRESENTATIONS AND WARRANTIES

4.1.Except as has been fully disclosed to the applicable corresponding Acquiring Fund (or its representative) prior to the date of this Agreement in a written instrument executed by an officer or other representative of BMO Funds and acknowledged in writing by an officer or other representative of Goldman Sachs Trust, BMO Funds, on behalf of each Acquired Fund, severally and not jointly, represents and warrants to Goldman Sachs Trust as follows:

(a) Each Acquired Fund is duly organized as a series of BMO Funds, which is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Wisconsin, with the power under the Articles of Incorporation of BMO Funds (as amended and/or supplement to date, the “Articles of Incorporation”) to own all of its Assets and to carry on its business as it is currently conducted. Each Acquired Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund. Each Acquired Fund has all necessary federal, state and local authorizations to own all of its Assets and to carry on its business as currently conducted and to carry out the Reorganization contemplated by this Agreement;

(b) BMO Funds is duly registered with the Commission as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect with respect to each Acquired Fund, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of BMO Funds, threatened. All issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquired Fund of the Reorganization contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by any Acquired Fund of the Reorganization except for the approval of shareholders of the Acquired Fund (as set forth in paragraph 4.1(jj) below);

(d) Each Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) and current shareholder reports

(true and correct copies of which have been delivered to Goldman Sachs Trust (or its representative)) and each prospectus, statement of additional information and shareholder report of each Acquired Fund used during the three years prior to the date of this Agreement conform, or conformed at the time of its use, in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include, or did not include at the time of its use, any untrue statement of a material fact or omit to state, or did not omit to state at the time of its use, any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under and at the time at which they were made, not misleading. Each Acquired Fund currently complies in all material respects with, and for the five year period ending on the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. Each Acquired Fund currently complies in all material respects with, and for the five year period ending on the date of this Agreement, has complied in all material respects with, all of its investment objectives, policies, guidelines and restrictions and compliance procedures. All advertising and sales material used by each Acquired Fund during the five year period ending on the date of this Agreement complied, at the time such material was used, with applicable law and the rules and regulations of the Financial Industry Regulatory Authority and did not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under and at the time at which they were made, not materially misleading;

(e) On the Valuation Date and at the time of Closing, each Acquired Fund will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free and clear of any liens, encumbrances, hypothecations and claims whatsoever, and upon delivery and payment for such Assets, Goldman Sachs Trust, on behalf of each Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act;

(f) Each Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of the Articles of Incorporation or Bylaws of BMO Funds, the laws of its jurisdiction of incorporation, or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking to which BMO Funds, on behalf of each Acquired Fund, is a party or by which it is bound;

(g) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which BMO Funds, on behalf of each Acquired Fund, is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by any Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which an Acquired Fund is a party, or by which the Acquired Fund is bound;

(h) No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the knowledge of BMO Funds, threatened against BMO Funds, with respect to any Acquired Fund or any of the Acquired Funds’ properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business or its ability to consummate the Reorganization contemplated by this Agreement. BMO Funds, on behalf of each Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects any Acquired Fund’s business or its ability to consummate the Reorganization herein contemplated. None of the Acquired Funds has outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable. Since

August 31, 2021, none of the Acquired Funds: (A) has incurred any indebtedness, other than in the ordinary course of business consistent with past practice; (B) has entered into any amendment of its organizational documents, other than as disclosed to the other party; or (C) has entered into any agreement or made any commitment to do any of the foregoing;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each Acquired Fund as of August 31, 2021 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the applicable Acquiring Fund (or its representative)) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of an Acquired Fund has been disclosed or is required to be disclosed in an Acquired Fund’s reports on Form N-CSR and Form N-CEN and, to the knowledge of BMO Funds, no such disclosure will be required following the Closing Date;

(j) Since August 31, 2021, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business consistent with past practice, or any incurrence by the Acquired Fund of indebtedness maturing more than sixty (60) days from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market or fair values of Assets held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change (provided that, with respect to any decline in net asset value per share of Acquired Fund Shares, any Deviation is less than 0.0025);

(k) For each taxable year of its operation ending prior to or on the Closing Date, each Acquired Fund will have declared a dividend or dividends prior to or as of the Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the excess of (a) the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over (b) the Acquired Fund’s deductions disallowed under Sections 265 or 171(a)(2) of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code and (iii) all of the Acquired Fund’s net capital gain realized (after reduction for any available capital loss carryover and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code). The amounts in (i), (ii) and (iii) shall in each case be computed without regard to the dividends paid deduction and shall include amounts in respect of both (x) the Acquired Fund’s taxable year that will end on the Closing Date, and (y) any prior taxable year of the Acquired Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code;

(l) Each Acquired Fund is a separate series of BMO Funds. For each period for which BMO Funds had more than one series, the Acquired Fund was a separate series of BMO Funds treated as a separate corporation from each other series of BMO Funds under Section 851(g) of the Code;

(m) For each taxable year of its existence, each Acquired Fund has had in effect an election to be a regulated investment company under Subchapter M of the Code, has satisfied, and, for the taxable year including the Closing Date, expects to satisfy, all of the requirements of Subchapter M of the Code for treatment as a “regulated investment company”, and for each such taxable year, each Acquired Fund has been eligible to compute its federal income tax under Section 852 of the Code. Each Acquired Fund will qualify as a regulated investment company as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. Each Acquired Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code. Each Acquired Fund does not and will not have any tax liability under Section 4982 of the Code for any period ending on or before the Closing Date. Each Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Acquired Fund. All dividends paid by each Acquired Fund at any time prior to the Closing Date have qualified or will qualify for the deduction for dividends paid as defined in Section 561 of the Code;

(n) Within the times and in the manner prescribed by law, each Acquired Fund has properly filed on a timely basis all federal and other tax returns (including dividend reporting forms and other tax-related reports) that it was required to file, and all such tax returns were complete and accurate in all material respects. No Acquired Fund has been informed in writing by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any tax return that was not filed and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

(o) Each Acquired Fund has timely paid, in the manner prescribed by law, all taxes that were due and payable;

(p) No Acquired Fund has waived or extended any applicable statute of limitations relating to the assessment or collection of taxes;

(q) No Acquired Fund has been notified in writing that any examinations of the tax returns of the Acquired Fund are currently in progress or threatened, and, to the knowledge of each Acquired Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against an Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to the knowledge of each Acquired Fund, no such deficiency has been proposed or threatened in writing;

(r) No Acquired Fund has actual or potential liability of a material amount for any tax obligation of any taxpayer other than itself. No Acquired Fund is currently or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. No Acquired Fund is a party to any tax allocation, sharing, or indemnification agreement;

(s) The unpaid taxes of each Acquired Fund for tax periods through the Closing Date do not materially exceed the accruals and reserves for taxes (excluding accruals and reserves for deferred taxes established to reflect timing differences between book and tax income) set forth on the Statement of Assets and Liabilities rather than in any notes thereto. All material taxes that each Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(t) Each Acquired Fund (or its representative) has delivered to the respective Acquiring Fund (or its representative) or made available to such Acquiring Fund (or its representative) complete and accurate copies of all tax returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. Each Acquired Fund has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code;

(u) No Acquired Fund has undergone, has agreed to undergo, or is required to undergo (nor will it be required as a result of the Reorganization to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. No Acquired Fund (including the respective Acquiring Fund as its successor) will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(v) There are (and as of immediately following the Closing there will be) no liens on the Assets of any Acquired Fund relating to or attributable to taxes existing or known to the applicable Acquired Fund to be threatened or pending, except for taxes not yet due and payable;

(w) The tax bases of the Assets of each Acquired Fund are accurately reflected on the Acquired Fund’s tax books and records;

(x) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the applicable Acquired Fund and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. All of the issued and outstanding Acquired Fund Shares will, on the Valuation Date and at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the Acquired Fund Transfer Agent, on behalf of the applicable Acquired Fund, as provided in paragraph 3.3. Each Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(y) BMO Funds, on behalf of each Acquired Fund, has all requisite power and authority to enter into this Agreement and to consummate the Reorganizations contemplated herein. The execution, delivery and performance of this Agreement, and the Reorganizations contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Board of Directors of BMO Funds, on behalf of each Acquired Fund, and no other action or proceedings by the Acquiring Funds are necessary to authorize such execution, delivery and performance of this Agreement, and the Reorganizations contemplated herein, other than the approval of the Acquired Fund Shareholders. This Agreement constitutes a valid and binding obligation of each Acquired Fund, enforceable against each Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(z) The information relating to each Acquired Fund furnished by the Acquired Fund (or its representative) for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority (including the Prospectus/Proxy Statement and the Registration Statement, each as defined in paragraph 4.1(aa) below) that are necessary in connection with the Reorganizations contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(aa) As of the effective date of this Agreement, each Acquired Fund (or its representative) has provided Goldman Sachs Trust (or its representative) with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of each Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of Goldman Sachs Trust (as the same may be amended or supplemented, the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the Reorganizations contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, such information provided by any

Acquired Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under and at the time at which such statements were made, not misleading;

(bb) There are no material contracts outstanding to which an Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement and those contracts that have otherwise been disclosed to Goldman Sachs Trust (or its representative). Other than as disclosed to Goldman Sachs Trust (or its representative), no Acquired Fund has any material contracts, agreements or other similar commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Liabilities;

(cc) There have been no miscalculations of the net asset value of an Acquired Fund or the net asset value per share of any class of shares of an Acquired Fund during the twelve-month period preceding the date hereof that have not been remedied in accordance with industry practice which, individually or in the aggregate, would have a material adverse effect on such Acquired Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act (including Rule 2a-7 thereunder);

(dd) BMO Funds shall have made available to Goldman Sachs Trust such accounts, books and records required to be maintained by an Acquired Fund pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder that are reasonably requested in writing by the corresponding Acquiring Fund in connection with the Reorganization, and such accounts, books and records of the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund;

(ee) BMO Funds and each Acquired Fund have maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects;

(ff) BMO Funds has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquired Funds (including written policies and procedures in accordance with Rule 2a-7 under the 1940 Act);

(gg) BMO Funds and each Acquired Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(hh) No Acquired Fund has any unamortized or unpaid organizational fees or expenses;

(ii) BMO Funds represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement; and

(jj) The officers of BMO Funds, on behalf of each Acquired Fund, will call a special meeting of shareholders of each Acquired Fund to consider and act upon this Agreement and the Reorganizations contemplated hereby and will take all other appropriate action necessary to obtain approval of the Reorganizations contemplated herein. Such meeting shall be scheduled at such date that the parties may agree to in writing and will comply with all applicable laws and regulations.

4.2. Except as has been fully disclosed to the applicable corresponding Acquired Fund (or its representative) prior to the date of this Agreement in a written instrument executed by an officer or other representative of Goldman Sachs Trust and acknowledged in writing by an officer or other representative of BMO Funds,

Goldman Sachs Trust, on behalf of each Acquiring Fund, severally and not jointly, represents and warrants to the BMO Funds as follows:

(a) Each Acquiring Fund is duly organized as a series of Goldman Sachs Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with the power under the Goldman Sachs Trust’s Agreement and Declaration of Trust (as amended and/or supplement to date, the “Agreement and Declaration of Trust”) or Bylaws to own its assets and carry on its business as it is currently conducted. Each Acquiring Fund is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. Each Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as currently conducted and to carry out the Reorganizations contemplated by this Agreement;

(b) Goldman Sachs Trust is duly registered with the Commission as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of each class of Acquiring Fund Shares under the 1933 Act is in full effect with respect to each Acquiring Fund and will be in full force and effect with respect to each Acquiring Fund as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of Goldman Sachs Trust, threatened. All issued and outstanding Acquiring Fund Shares have been offered for sale and sold in compliance in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquiring Fund of the Reorganizations contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by any Acquiring Fund of the Reorganizations contemplated by this Agreement;

(d) Each Acquiring Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time and in effect, the “Acquiring Fund Prospectus”) and current shareholder reports (true and correct copies of which have been made available to BMO Funds (or its representative)) and each prospectus, statement of additional information and shareholder report of each Acquiring Fund used during the three years prior to the date of this Agreement conform, or conformed at the time of its use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include, or did not include at the time of its use, any untrue statement of a material fact or omit to state, or did not omit to state at the time of its use, any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under and at the time at which they were made, not misleading. Each Acquiring Fund currently complies in all material respects with, and for the five year period ending on the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. Each Acquiring Fund currently complies in all material respects with, and for the five year period ending on the date of this Agreement, has complied in all material respects with, all of its investment objectives, policies, guidelines and restrictions and compliance procedures. All advertising and sales material used by each Acquiring Fund during the five year period ending on the date of this Agreement complied, at the time such material was used, with applicable law and the rules and regulations of the Financial Industry Regulatory Authority and did not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under and at the time at which they were made, not materially misleading;

(e) On the Valuation Date and at the time of Closing, each Acquiring Fund will have good and marketable title to its assets, free and clear of any liens, encumbrances, hypothecations and claims whatsoever, except those liens or encumbrances as to which the Acquiring Fund has received notice and documentation prior to the Closing Date;

(f) Each Acquiring Fund is not or will not be, on or before the Closing Date, engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in a violation of Goldman Sachs Trust’s Agreement and Declaration of Trust or Bylaws, the laws of its jurisdiction of organization or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking to which Goldman Sachs Trust, on behalf of each Acquiring Fund, is a party or by which it is bound;

(g) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, give rise to the right of termination or result in the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Goldman Sachs Trust, on behalf of each Acquiring Fund, is or will be, on or before the Closing Date, a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by any Acquiring Fund result in the acceleration of any obligation, give rise to the right of termination or result in the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which an Acquiring Fund is a party, or by which the Acquiring Fund is bound;

(h) No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to Goldman Sachs Trust’s knowledge, threatened against Goldman Sachs Trust, with respect to any Acquiring Fund or any of the Acquiring Funds’ properties or assets, that, if adversely determined, would materially and adversely affect any Acquiring Fund’s financial condition or the conduct of its business or its ability to consummate the Reorganization contemplated by this Agreement. Goldman Sachs Trust, on behalf of each Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects any Acquiring Fund’s business or its ability to consummate the Reorganization herein contemplated. None of the Acquiring Funds has outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable. Since August 31, 2021, none of the Acquiring Funds: (A) has incurred any indebtedness, other than in the ordinary course of business consistent with past practice; (B) has entered into any amendment of its organizational documents, other than as disclosed to the other party; or (C) has entered into any agreement or made any commitment to do any of the foregoing;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each Acquiring Fund as of November 30, 2020 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been made available to the applicable Acquiring Fund (or its representative)) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of an Acquiring Fund has been disclosed or is required to be disclosed in an Acquiring Fund’s reports on Form N-CSR and Form N-CEN and, to the knowledge of Goldman Sachs Trust, no such disclosure will be required following the Closing Date;

(j) Since November 30, 2020, there has not been any material adverse change in any Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business consistent with past practice, or any incurrence by the Acquiring Fund of indebtedness maturing more than sixty (60) days from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquiring Fund Shares due to declines in market or fair values of assets held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change (provided that, with respect to any decline in net asset value per share of Acquired Fund Shares, any Deviation is less than 0.0025);

(k) Except for any dividend with respect to which an Acquiring Fund has time remaining to declare such a dividend which will be subject to an election under Section 855(a) of the Code, for each taxable year of its operation ending prior to the Closing Date, each Acquiring Fund will have declared a dividend or dividends prior to or as of the Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the excess of (a) the Acquiring Fund’s interest income excludable from gross income under Section 103(a) of the Code over (b) the Acquiring Fund’s deductions disallowed under Sections 265 or 171(a)(2) of the Code, (ii) all of the Acquiring Fund’s investment company taxable income as defined in Section 852 of the Code and (iii) all of the Acquiring Fund’s net capital gain realized (after reduction for any available capital loss carryover and excluding any net capital gain on which the Acquiring Fund paid tax under Section 852(b)(3)(A) of the Code). The amounts in (i), (ii) and (iii) shall in each case be computed without regard to the dividends paid deduction and shall include amounts in respect of any prior taxable year of the Acquiring Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code;

(l) Each Acquiring Fund is a separate series of Goldman Sachs Trust. For each period for which Goldman Sachs Trust had more than one series, the Acquiring Fund was a separate series of Goldman Sachs Trust treated as a separate corporation from each other series of Goldman Sachs Trust under Section 851(g) of the Code;

(m) For each taxable year of its existence, each Acquiring Fund has had in effect an election to be a regulated investment company under Subchapter M of the Code, has satisfied, and, for the taxable year including the Closing Date, expects to satisfy, all of the requirements of Subchapter M of the Code for treatment as a “regulated investment company”, and for each such taxable year, each Acquiring Fund has been (or will be) eligible to compute its federal income tax under Section 852 of the Code. Each Acquiring Fund will qualify as a regulated investment company as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. Each Acquiring Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code. Each Acquiring Fund does not and will not have any tax liability under Section 4982 of the Code for any period ending before the Closing Date. Each Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Acquiring Fund. All dividends paid by each Acquiring Fund at any time prior to the Closing Date have qualified or will qualify for the deduction for dividends paid as defined in Section 561 of the Code;

(n) Within the times and in the manner prescribed by law, each Acquiring Fund has properly filed on a timely basis all federal and other tax returns (including dividend reporting forms and other tax-related reports) that it was required to file, and all such tax returns were complete and accurate in all material respects. No Acquiring Fund has been informed in writing by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any tax return that was not filed and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

(o) Each Acquiring Fund has timely paid, in the manner prescribed by law, all taxes that were due and payable;

(p) No Acquiring Fund has waived or extended any applicable statute of limitations relating to the assessment or collection of taxes;

(q) No Acquiring Fund has been notified in writing that any examinations of the tax returns of the Acquiring Fund are currently in progress or threatened, and, to the knowledge of each Acquiring Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against an Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to the knowledge of each Acquiring Fund, no such deficiency has been proposed or threatened in writing;

(r) No Acquiring Fund has actual or potential liability of a material amount for any tax obligation of any taxpayer other than itself. No Acquiring Fund is currently or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. No Acquiring Fund is a party to any tax allocation, sharing, or indemnification agreement;

(s) The unpaid taxes of each Acquiring Fund for tax periods through the Closing Date do not materially exceed the accruals and reserves for taxes (excluding accruals and reserves for deferred taxes established to reflect timing differences between book and tax income) set forth on the Statement of Assets and Liabilities rather than in any notes thereto. All material taxes that each Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(t) Each Acquiring Fund (or its representative) has made available to the corresponding Acquired Fund (or its representative) complete and accurate copies of all tax returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. Each Acquiring Fund has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code;

(u) No Acquiring Fund has undergone, has agreed to undergo, or is required to undergo (nor will it be required as a result of the Reorganization to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. No Acquiring Fund will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(v) There are (and as of immediately following the Closing there will be) no liens on the assets of any Acquiring Fund relating to or attributable to taxes existing or known to the applicable Acquired Fund to be threatened or pending, except for taxes not yet due and payable;

(w) Each Acquiring Fund’s shares will be, upon consummation of the Reorganization, duly authorized for issuance and, when issued to Acquired Fund shareholders in the manner described in the Registration Statement, will be validly issued and, subject to the qualifications set forth in the Goldman Sachs Trust’s Agreement and Declaration of Trust, fully paid and non-assessable by Goldman Sachs Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws. Each Acquiring Fund does not and will not, as of the Closing Date, have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there any outstanding security convertible into any of the Acquiring Fund Shares;

(x) Goldman Sachs Trust, on behalf of each Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the Reorganizations contemplated herein. The execution, delivery and performance of this Agreement, and the Reorganizations contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Board of Trustees of Goldman Sachs Trust, on behalf of each Acquiring Fund, and no other action or proceedings by the Acquiring Funds are necessary to authorize this Agreement and the Reorganizations contemplated herein. This Agreement constitutes a valid and binding obligation of each Acquiring Fund, enforceable against each Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(y) The information relating to each Acquiring Fund furnished by the Acquiring Fund (or its representative) for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority (including the Prospectus/Proxy Statement and the Registration Statement, each as defined in paragraph 4.1(aa) above) that are necessary in connection with the Reorganizations contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(z) As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under and at the time at which such statements were made, not misleading (insofar as it relates to Goldman Sachs Trust and any Acquiring Fund);

(aa) There are no material contracts outstanding to which an Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus or in the Registration Statement;

(bb) There have been no miscalculations of the net asset value of an Acquiring Fund or the net asset value per share of any class of shares of an Acquiring Fund during the twelve-month period preceding the date hereof that have not been remedied in accordance with industry practice which, individually or in the aggregate, would have a material adverse effect on such Acquiring Fund or its assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act (including Rule 2a-7 thereunder);

(cc) Goldman Sachs Trust and each Acquiring Fund have maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects;

(dd) Goldman Sachs Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Funds (including written policies and procedures in accordance with Rule 2a-7 under the 1940 Act);

(ee) Goldman Sachs Trust and each Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder; and

(ff) The copy of the Goldman Sachs Trust Valuation Procedures that Goldman Sachs Trust has provided to BMO Funds is an accurate and complete statement of such Procedures as of the date that such copy was so provided.

5. COVENANTS OF THE PARTIES

5.1. Each Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Closing Date, it being understood that, with respect to each Acquired Fund, such ordinary course of business will include, without limitation, purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund Shares and regular and customary periodic dividends and distributions. Each Acquiring Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Closing Date, it being understood that, with respect to each Acquiring Fund, such ordinary course of business will include, without limitation, purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquiring Fund Shares and regular and customary periodic dividends and distributions. In order to facilitate the transfer of Assets at the Closing Date, GSAM may request in writing that BMO AM use commercially reasonable efforts, subject to BMO AM’s fiduciary duty, to limit or cease portfolio trading on behalf of an Acquired Fund for a period of up to three (3) Business Days prior to the Valuation Date. BMO AM agrees that it will accommodate such requests to the extent such trading restrictions are consistent with the investment objectives, policies and strategies of the applicable Acquired Fund, or are otherwise disclosed to Acquired Fund Shareholders and consistent with fulfilling its fiduciary or contractual obligations as an investment adviser to the Acquired Funds. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2. Each Acquired Fund will call a meeting of the Acquired Fund Shareholders of record to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to obtain the required shareholder approval of the Reorganizations contemplated hereby. In the event that any Acquired Fund receives insufficient votes from shareholders, the meeting may be adjourned as permitted under the Articles of Incorporation and Bylaws of BMO Funds, applicable law and the Prospectus/Proxy Statement in order to permit further solicitation of proxies.

5.3. In connection with the Acquired Fund Shareholders’ meetings referred to in paragraph 5.2, Goldman Sachs Trust, with the assistance of each Acquired Fund, will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, in which Goldman Sachs Trust will file for registration under the 1933 Act the Acquiring Fund Shares to be distributed to Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act. If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under and at the time at which they were made in respect of such Registration Statement and Prospectus/Proxy Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders, appropriate disclosure with respect to the item. Each Acquired Fund agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Prospectus/Proxy Statement contained in the Registration Statement or other documents as are necessary, which each comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

5.4. BMO Funds, each of the Acquired Funds, Goldman Sachs Trust and each of the Acquiring Funds will cooperate with the others (and their representatives), and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under such acts to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, each Acquired Fund and BMO AM will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of Acquired Fund Shares and will assist the Acquiring Funds and GSAM in obtaining copies of any books and records of the Acquired Funds from their service providers reasonably requested by Goldman Sachs Trust or GSAM. In addition, Goldman Sachs Trust (or its representative) and BMO Funds (or its representative) will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position. Upon reasonable notice, the Acquired Funds shall make available to the Acquiring Funds’ officers and agents, acting on behalf of the Acquiring Funds, copies of all books and records of the Acquired Funds.

5.5. Each Acquired Fund (or its representative) will prepare and deliver to the Acquiring Fund (or its representative) at least ten (10) Business Days prior to the Closing Date a statement of the assets and the liabilities of the Acquired Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. Each Acquired Fund will deliver at the Closing (1) a statement of Assets and Liabilities of the Acquired Fund as of the Valuation Date and (2) a list of the Acquired Fund’s Assets as of the Closing Date showing the tax costs of each of its Assets by lot and the holding periods of such Assets, certified by the Treasurer or Assistant Treasurer of the Acquired Fund.

5.6. BMO Funds, on behalf of each Acquired Fund, agrees that the liquidation of each Acquired Fund will be effected in the manner provided in the Articles of Incorporation and Bylaws of BMO Funds and in accordance with applicable law, and that on and after the Closing Date, each Acquired Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

5.7. It is the intention of the parties that the Reorganizations contemplated by this Agreement will each qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganizations to each qualify as a reorganization within the meaning of Section 368(a) of the Code. As promptly as practicable, each Acquired Fund shall furnish to the corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.8. Prior to the valuation of the Assets as of the Valuation Date, each Acquired Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Date, which, together with all previous dividends and distributions, shall have the effect of distributing to the shareholders of each Acquired Fund sufficient amounts of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus sufficient amounts of the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and sufficient amounts of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward) to satisfy the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

5.9. Each Acquiring Fund and each Acquired Fund will use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to consummate and make effective in the most expeditious manner practicable the Reorganizations contemplated by this Agreement. BMO Funds and Goldman Sachs Trust shall each use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation, as may reasonably be necessary, of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.10. BMO Funds (or its representative) and Goldman Sachs Trust (or its representative) will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as may be necessary, proper or advisable in order to vest in and confirm (a) each Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) each Acquiring Fund’s title to and possession of all the Assets.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of Goldman Sachs Trust and each Acquiring Fund to complete the Reorganizations provided for herein shall be subject, at their election, to the performance by BMO Funds and the applicable Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1. BMO Funds (or its representative) and each Acquired Fund shall have delivered to the applicable Acquiring Fund (or its representative) a certificate executed on their behalf by BMO Funds’ President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to Goldman Sachs Trust and dated as of the Closing Date, to the effect that the representations and warranties of BMO Funds and each Acquired Fund made in this Agreement are true and correct at and as of the date hereof and at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representation and warranty shall be true and correct as of such other date), except as they may be affected by the Reorganizations contemplated by this Agreement, and that BMO Funds and each Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2. BMO Funds, on behalf of each Acquired Fund, shall have furnished to Goldman Sachs Trust a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of investments with their respective tax costs, all as of the Valuation Date, certified by BMO Funds’ Chief Financial Officer, Treasurer or Assistant Treasurer. This information will present fairly the financial condition and Assets of each Acquired Fund as of the Valuation Date in conformity with GAAP applied on a consistent basis, and there will be no material contingent liabilities of any Acquired Fund not disclosed in such information.

6.3. Prior to the Closing Date, each Acquired Fund shall have declared a dividend or dividends or other distribution or distributions which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or before the Closing Date, and all of the Acquired Fund’s net capital gain recognized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryovers). The Acquired Fund will deliver, in connection with the Closing, sufficient cash to meet the payment of any dividends or other distributions declared pursuant to this paragraph 6.3 but not yet paid.

6.4. Prior to the Closing Date, each Acquired Fund shall have distributed an amount to its shareholders of at least the sum of ninety-eight percent of its ordinary income for the calendar year ended on December 31, 2021 and for any prior years, and ninety-eight and two-tenths percent of the Acquired Fund’s capital gain net income for the one-year period ending on October 31 of the calendar year ended on December 31, 2021 plus any shortfalls from prior years.

6.5. Each Acquiring Fund shall have received a favorable opinion of Godfrey & Kahn S.C., counsel to BMO Funds for the Reorganizations contemplated hereby, dated as of the Closing Date, with such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the applicable Acquiring Fund, to the following effect:

(a) BMO Funds is a corporation duly incorporated and validly existing under the laws of the State of Wisconsin and has all requisite power and authority to own all of its properties and assets and to carry on its business as an open-end investment company as described in the Registration Statement, and each Acquired Fund is a series thereof duly constituted in accordance with the Articles of Incorporation and Bylaws of BMO Funds.

(b) This Agreement has been duly authorized, executed and delivered by BMO Funds, on behalf of each Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by Goldman

Sachs Trust, on behalf of each Acquiring Fund, is a valid and binding obligation of BMO Funds and each Acquired Fund enforceable against BMO Funds and each Acquired Fund in accordance with its terms.

(c) Each Acquired Fund has the power to sell, assign, transfer and deliver the Assets and the Liabilities to be transferred by it hereunder.

(d) The execution and delivery of this Agreement by BMO Funds on behalf of each Acquired Fund did not, and the performance by BMO Funds and each Acquired Fund of their obligations hereunder will not, (i) violate the Articles of Incorporation or Bylaws of BMO Funds or (ii) violate any provision of any agreement disclosed in or filed with the Acquired Fund Prospectus or Registration Statement to which BMO Funds or any Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which BMO Funds or any Acquired Fund is a party or by which it or its property is bound.

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any Wisconsin or federal court or governmental authority is required for the consummation by BMO Funds or any Acquired Fund of the Reorganizations contemplated by this Agreement, except such as have been obtained.

(f) BMO Funds is registered with the Commission as an open-end management investment company under the 1940 Act.

In addition, such counsel will confirm whether, as of the Closing Date, it is representing BMO Funds or any Acquired Fund in any pending litigation (or aware of any such pending litigation) in which BMO Funds or any Acquired Fund is a named defendant that challenges the validity or the enforceability of this Agreement.

6.6. BMO Funds (or its representative) shall have duly executed and delivered to Goldman Sachs Trust (or its representative), on behalf of each Acquired Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Acquired Fund Custodian and instructions to the Acquired Fund Transfer Agent as Goldman Sachs Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by such Acquired Fund all of the right, title and interest of such Acquired Fund in and to the respective Assets of each Acquired Fund. In each case the Assets of each Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

6.7. Goldman Sachs Trust (or its representative) shall have received at the Closing: (i) a certificate from the Acquired Fund Custodian as set forth in paragraph 3.2; (ii) a certificate from the Acquired Fund Transfer Agent as set forth in paragraph 3.3; (iii) a statement of the respective tax basis of all investments to be transferred by each Acquired Fund to the corresponding Acquiring Fund; and (iv) the tax books and records of each Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed after the Closing Date.

6.8. BMO Funds’ agreements, on behalf of each Acquired Fund, with each of its service providers shall have terminated on or prior to the Closing Date with respect to each Acquired Fund in compliance with their termination provisions without being subject to a contractual penalty, or any such penalties shall have been paid prior to the Closing Date, and Goldman Sachs Trust shall have received assurances from BMO Funds that no claims for damages (liquidated or otherwise) will arise as a result of such termination. Notwithstanding the foregoing, each Acquired Fund, at its own expense, may enter into or continue, as necessary, agreements to assist the Acquired Fund with its termination and dissolution activities, as well as to prepare and file any required tax filings.

6.9. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that any Acquired Fund is, as of the date of this Agreement, contractually obligated to pay for services provided to the Acquired Fund from those described in the Registration Statement.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of BMO Funds and each Acquired Fund to complete the Reorganizations provided for herein shall be subject, at their election, to the performance by Goldman Sachs Trust and the applicable Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1. Goldman Sachs Trust and each Acquiring Fund (or its representative) shall have delivered to the applicable Acquired Fund (or its representative) a certificate executed on their behalf by Goldman Sachs Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to BMO Funds and dated as of the Closing Date, to the effect that the representations and warranties of Goldman Sachs Trust and each Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the date hereof and at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representation and warranty shall be true and correct as of such other date), except as they may be affected by the Reorganizations contemplated by this Agreement, and that Goldman Sachs Trust and each Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2. Goldman Sachs Trust, on behalf of each Acquiring Fund, shall have executed and delivered to BMO Funds, on behalf of the applicable Acquired Fund, an Assumption of Liabilities dated as of the Closing Date pursuant to which each Acquiring Fund will assume all of the Liabilities of the applicable Acquired Fund existing at the Closing Date in connection with the Reorganizations contemplated by this Agreement.

7.3. Each Acquired Fund shall have received a favorable opinion of Dechert LLP, counsel to Goldman Sachs Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the applicable Acquired Fund, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Delaware, to the following effect:

(a) Goldman Sachs Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as an open-end investment company as described in the Registration Statement, and each Acquiring Fund is a separate series thereof duly constituted in accordance with the Agreement and Declaration of Trust and the Bylaws of Goldman Sachs Trust and applicable law.

(b) This Agreement has been duly authorized, executed and delivered by Goldman Sachs Trust, on behalf of each Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by BMO Funds, on behalf of each Acquired Fund, is the valid and binding obligation of Goldman Sachs Trust and each Acquiring Fund enforceable against Goldman Sachs Trust and each Acquiring Fund in accordance with its terms.

(c) Each Acquiring Fund has the power to assume the Liabilities to be transferred to it hereunder.

(d) The execution and delivery of this Agreement by Goldman Sachs Trust on behalf of each Acquiring Fund did not, and the performance by Goldman Sachs Trust and each Acquiring Fund of their obligations hereunder will not, (i) violate Goldman Sachs Trust’s Agreement and Declaration of Trust or Bylaws or (ii) violate any provision of any agreement disclosed in or filed with the Acquiring Fund Prospectus or Registration Statement to which Goldman Sachs Trust or any Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under such agreement or any judgment or decree to which Goldman Sachs Trust or any Acquiring Fund is a party or by which it or its property is bound.

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware or federal court or governmental authority is required for the consummation by Goldman Sachs Trust or any Acquiring Fund of the Reorganizations contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(f) The Goldman Sachs Trust is registered with the Commission as an open-end management investment company under the 1940 Act.

In addition, such counsel will confirm whether, as of the Closing Date, it is representing Goldman Sachs Trust or any Acquiring Fund in any pending litigation (or aware of any such pending litigation) in which Goldman Sachs Trust or any Acquiring Fund is a named defendant that challenges the validity or the enforceability of the Agreement.

7.4. Goldman Sachs Trust (or its representative) shall have duly executed and delivered to BMO Funds, on behalf of each Acquiring Fund (or its representative), such instrument of assumptions of liabilities and other instruments as an Acquired Fund may reasonably deem necessary or desirable to evidence the Reorganizations contemplated by this Agreement, including the assumption of all of the Liabilities of each Acquired Fund by the Acquiring Fund into which it is being reorganized.

7.5. BMO Funds shall have received from the Acquired Fund Transfer Agent the certificate set forth in paragraph 3.3.

7.6. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that any Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of Goldman Sachs Trust, BMO Funds, each Acquired Fund and each Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1. This Agreement shall have been approved by a majority of the outstanding shares of each Acquired Fund in the manner required by the Articles of Incorporation and Bylaws of BMO Funds and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2. This Agreement, the Reorganizations contemplated herein and the filing of the Registration Statement shall have been approved by the Board of Trustees of Goldman Sachs Trust and this Agreement, the Reorganizations contemplated herein and the filing of the Prospectus/Proxy Statement shall have been approved by the Board of Directors of BMO Funds, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the Reorganizations contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganizations contemplated herein.

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities)

deemed necessary by Goldman Sachs Trust and each Acquiring Fund, or BMO Funds and each Acquired Fund, to permit consummation of the Reorganizations contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of each Acquiring Fund or each Acquired Fund.

8.5. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6. As of the Closing Date, there shall be no pending litigation brought by any person against BMO Funds, Goldman Sachs Trust, any Acquired Fund or Acquiring Fund or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the Reorganizations contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganizations contemplated herein. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the Reorganizations herein contemplated.

8.7. Each Acquired Fund and each applicable Acquiring Fund shall have received a favorable opinion of Dechert LLP dated on the Closing Date satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a) The acquisition by each Acquiring Fund of the Assets of the applicable Acquired Fund in exchange for such Acquiring Fund’s assumption of the Liabilities of that Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by that Acquired Fund of such Acquiring Fund Shares to the shareholders of such Acquired Fund in exchange for their shares of such Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and such Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by any Acquired Fund (i) upon the transfer of its Assets to the applicable Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by each Acquiring Fund of the Liabilities of the applicable Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by each Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c) Under Section 1032 of the Code, no gain or loss will be recognized by any Acquiring Fund upon the receipt of the Assets of the applicable Acquired Fund in exchange for the assumption of the Liabilities of such Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d) Under Section 362(b) of the Code, the tax basis of the Assets of each Acquired Fund acquired by the applicable Acquiring Fund will be the same as the tax basis of such Assets in the hands of such Acquired Fund immediately prior to the transfer.

(e) Under Section 1223(2) of the Code, the holding periods of the Assets of each Acquired Fund in the hands of the applicable Acquiring Fund will include the periods during which such Assets were held by such Acquired Fund (except to the extent that the investment activities of the applicable Acquiring Fund reduce or eliminate such holding period).

(f) Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h) Under Section 1223(1) of the Code, an Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i) Each Acquiring Fund will succeed to and take into account the items of the applicable Acquired Fund described in Section 381(c) of the Code.

No opinion will be expressed as to the effect of the Reorganizations on the Acquiring Funds, the Acquired Funds or any Acquired Fund shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

The parties acknowledge that the opinion will be based on certain factual certifications made by officers of BMO Funds and Goldman Sachs Trust and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8. With respect to each Acquired Fund individually, the Reorganization of such Acquired Fund into its corresponding Acquiring Fund and the material attributes of such Acquiring Fund, including, but not limited to, its investment advisory agreement, Rule 12b-1 plans, shareholder service plans, sales charges, share classes, redemption fees, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be in substantially the form as described in the Prospectus/Proxy Statement.

8.9. At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraph 8.1 and paragraph 8.7) may be jointly waived by the Board of Directors of BMO Funds and the Board of Trustees of Goldman Sachs Trust, if, in the judgment of the Board of Directors of BMO Funds, such waiver will not have a material adverse effect on the interests of the Acquired Fund Shareholders and, if, in the judgment of the Board of Trustees of Goldman Sachs Trust, such waiver will not have a material adverse effect on the interests of the shareholders of each Acquiring Fund.

8.10. All of the conditions to the closing of the transactions contemplated by the Framework Agreement by and between BMO AM and GSAM, dated December 6, 2021 (the “Framework Agreement”), shall be satisfied or waived, and the closing of the transactions contemplated by the Framework Agreement shall be consummated concurrently with the Closing.

9.	BROKERAGE FEES AND EXPENSES

9.1. Goldman Sachs Trust, on behalf of each Acquiring Fund, and BMO Funds, on behalf of each Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the Reorganizations provided for herein.

9.2. BMO Funds and its Acquired Funds and Goldman Sachs Trust and its Acquiring Funds will not bear any costs arising in connection with the Reorganizations contemplated by this Agreement. The responsibility for payment of all of the costs arising in connection with the Reorganizations contemplated by this Agreement, whether or not the Reorganizations contemplated hereby are consummated, shall be borne by GSAM, BMO AM, or their respective affiliates, as provided for in the Framework Agreement. The costs arising in connection with the Reorganizations contemplated by this Agreement shall include, but not be limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board of Directors of BMO Funds and the Board of Trustees of Goldman Sachs Trust, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain matters, the preparation of the Framework Agreement and this Agreement, fees of the Commission, state corporate fees and any fees of any state securities commission, transfer agency fees, auditing fees associated with each Acquiring Fund’s financial statements, costs and expenses associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Prospectus/Proxy Statement and Registration Statement, printing and distributing the Prospectus/Proxy Statement and Registration Statement, solicitation fees, portfolio transaction costs incurred in connection with paragraph 1.6, all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable federal and state stock transfer stamps, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganizations from qualifying as tax-free reorganizations under Section 368(a) of the Code pursuant to applicable guidance including, but not limited to, IRS Revenue Ruling 73-54.

10.	ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

10.1. Goldman Sachs Trust and BMO Funds, and as applicable GSAM and BMO AM, agree that no party has made any representation, warranty or covenant, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the Reorganizations contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the Reorganizations contemplated hereby may be abandoned by resolution of the either the Board of Trustees of Goldman Sachs Trust or the Board of Directors of BMO Funds, at any time prior to the Closing Date, if, based on changed circumstances, the Board of Trustees of Goldman Sachs Trust or the Board of Directors of BMO Funds determines that proceeding with this Agreement is not in the best interests of any Acquiring Fund or any Acquired Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the written consent of each of the parties;

(b) by BMO Funds (i) following a material breach by Goldman Sachs Trust of any of its representations, warranties or covenants contained in this Agreement, provided that Goldman Sachs Trust shall have been given a period of ten (10) Business Days from the date of the occurrence of a material breach of a covenant or agreement to cure such material breach and shall have failed to do so (provided, that BMO Fund is not then in material breach of the terms of this Agreement, and, provided further, that no cure period shall be required for a breach which is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon Goldman Sachs Trust or an Acquiring Fund;

(c) by Goldman Sachs Trust (i) following a material breach by BMO Funds of any of its representations, warranties or covenants contained in this Agreement, provided that BMO Funds shall have been given a period of ten (10) Business Days from the date of the occurrence of a material breach of a covenant or agreement to cure such material breach and shall have failed to do so (provided, that Goldman Sachs Trust is not then in material breach of the terms of this Agreement, and, provided further, that no cure period shall be required for a breach which is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon BMO Fund or an Acquired Fund;

(d) by either Goldman Sachs Trust or BMO Funds if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the Reorganizations contemplated hereby; or (ii) there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Reorganizations contemplated hereby by any governmental entity which would make consummation of the Reorganizations contemplated hereby illegal; or

(e) by either Goldman Sachs Trust or BMO Funds if the Closing shall not have been consummated by February 28, 2022 or such later date with the written consent of the parties hereto, provided the right to terminate this Agreement under this paragraph 11(e) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b), (c), (d) or (e) that involves an intentional fraud or a willful default by the terminating party, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party. In the event of a termination under (b), (c), (d) or (e) in connection with, an intentional fraud or a willful default, all remedies at law or in equity of the party adversely affected shall survive.

At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1, paragraph 8.7, paragraph 15.1 and paragraph 15.2) may be waived by either BMO Funds or Goldman Sachs Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented by a written instrument in such manner as may be deemed necessary or advisable by both the authorized officers of BMO Funds and Goldman Sachs Trust; provided, however, that following the meeting of the shareholders of each Acquired Fund called by the Acquired Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

To Goldman Sachs Trust:

Goldman Sachs Trust

200 West Street

New York, NY 10282

Attention: David Plutzer

Email: david.plutzer@gs.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attention: Brenden P. Carroll, Esq.

Email: brenden.carroll@dechert.com

To BMO Funds, Inc.:

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

Attention: John Blaser

Email: john.blaser@bmo.com

With a copy (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Attention: Mike O’Hare, Esq.

Email: mohare@stradley.com

To GSAM:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Attention: David Plutzer

Email: david.plutzer@gs.com

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue New

York, NY 11598

Attention: Elliott J. Gluck, Esq.

Email: egluck@willkie.com

To BMO AM:

115 South LaSalle Street

Chicago, IL 60603

Attention: John Blaser

Email: john.blaser@bmo.com

With a copy (which shall not constitute notice) to:

Godfrey & Kahn S.C.

833 East Michigan Street

Suite 1800

Milwaukee, WI 53202-5615

Attention: Carol Gehl, Esq.

Email: cgehl@gklaw.com

Norton Rose Fulbright US LLP

1301 Avenue of the Americas

New York, NY 10019

Attention: Steven Howard, Esq.

Email: steven.howard@nortonrosefulbright.com

14.	PUBLICITY/CONFIDENTIALITY

14.1. Publicity. Any public announcements or similar publicity with respect to this Agreement or the Reorganizations contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing (which writing may include e-mail), provided that nothing herein shall prevent either party from making such public announcements as may be required by law, including, without limitation, a description of this Agreement, the Reorganizations contemplated herein and other matters in the Registration Statement, Proxy Statement/Prospectus and any related ancillary documents and in any supplement to Acquired Funds’ Prospectuses, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

14.2. Confidentiality. (a) BMO Funds, Goldman Sachs Trust, BMO AM and GSAM (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the Reorganizations herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the Reorganizations contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the Reorganizations contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, BMO Funds, Goldman Sachs Trust, BMO AM and GSAM agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the Reorganizations contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

15. HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

15.1. It is expressly agreed that the obligations of each Acquiring Fund and, as applicable, GSAM hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund and, as applicable, GSAM personally, but shall bind only the property of the Acquiring Fund, as provided in Goldman Sachs Trust’s Agreement and Declaration of Trust or Bylaws. The execution and delivery of this Agreement has been authorized by the Board of Trustees of Goldman Sachs Trust and signed by authorized officers of the Acquiring Funds, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Funds as provided in Goldman Sachs Trust’s Agreement and Declaration of Trust or Bylaws.

15.2. It is expressly agreed that the obligations of each Acquired Fund and, as applicable, BMO AM hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Acquired Fund and, as applicable, BMO personally, but shall bind only the property of the Acquired Fund, as provided in the Articles of Incorporation or Bylaws of BMO Funds. The execution and delivery of this Agreement has been authorized by the Board of Directors of BMO Funds and signed by authorized officers of the Acquired Funds, acting as such. Neither the authorization by such Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Funds as provided in the Articles of Incorporation or Bylaws of BMO Funds.

15.3. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.4. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.5. The warranties, representations, and agreements contained in this Agreement made by BMO Funds on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by Goldman Sachs Trust on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis. The benefits and obligations attendant to the Reorganizations are severable with respect to each Acquired Fund and its corresponding Acquiring Fund and the other Acquired Funds and their corresponding Acquiring Funds participating in the Reorganizations. Shareholders of an Acquired Fund have no rights under this Agreement with respect to the Reorganization and liquidation of any other Acquired Fund in which they do not hold shares.

15.6. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.7. This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

***************

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

Goldman Sachs Trust,

on behalf of its series:

Goldman Sachs Financial Square Government Fund

Goldman Sachs Investor Money Market Fund

Goldman Sachs Investor Tax-Exempt Money Market Fund

By:
Name:
Title:

BMO Funds, Inc.,
on behalf of its series:

BMO Government Money Market Fund BMO Prime Money Market Fund BMO Tax-Free Money Market Fund

By:
Name:
Title:

Solely for purpose of paragraphs 1.6, 5.1, 9.2, 10.1, 14.1, 14.2, 15.1 and 15.6

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:
Name:
Title:

Solely for purpose of paragraphs 1.2, 1.6, 5.1, 5.4, 9.2, 10.1, 14.1, 14.2, 15.2 and 15.6

BMO ASSET MANAGEMENT CORP.

By:
Name:
Title:

EXHIBIT F

OWNERSHIP OF SHARES OF THE ACQUIRED FUNDS

To the knowledge of BMO Funds, as of September 30, 2021, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Acquired Funds:

BMO Government Money Market Fund

Class	Shareholder Name and Address	Percentage of Class
Investor Class (Class Y)	Maril & Co FBO BMO Harris Bank Attn ACM Department ACM Department 4900 W Brown Deer Rd Brown Deer, WI 53223-2422	92.42%*
	GS Global Cash Services Omnibus Account FBO Goldman Sachs & Co LLC Customers 71 S Wacker Dr Ste 500 Chicago, IL 60606-4673	5.79%

Premier Class	Maril & Co FBO BMO Harris Bank Attn ACM Department ACM Department 4900 W Brown Deer Rd Brown Deer, WI 53223-2422	73.43%*

	SEI Private Trust Company c/o BMO Harris SWP Attn: Mutual Fund Admin 1 Freedom Valley Dr Oaks, PA 19456-9989	11.58%

BMO Prime Money Market Fund

Class	Shareholder Name and Address	Percentage of Class
Investor Class (Class Y)	Maril & Co FBO BMO Harris Bank Attn ACM Department ACM Department 4900 W Brown Deer Rd	30.75%
	Brown Deer, WI 53223-2422 BMO Harris Bank NA 111 W Monroe 9 E Chicago, IL 60603-4096	17.79%

Premier Class	SEI Private Trust Co c/o BMO Harris SWP Attn Mutual Fund Admin 1 Freedom Valley Dr Oaks PA 19456-9989	98.21%*

F-1

BMO Tax-Free Money Market Fund

Class	Shareholder Name and Address	Percentage of Class
Investor Class (Class Y)	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	70.73%

	BMO Harris Bank NA 111 W Monroe 9 E Chicago, IL 60603-4096	17.32%

Premier Class	SEI Private Trust Company c/o BMO Harris SWP Attn: Mutual Fund Admin 1 Freedom Valley Dr Oaks, PA 19456-9989	96.92%*

*

Entity owned more than 25% of the outstanding shares of the Acquired Fund. A shareholder owning of record or beneficially more than 25% of the Acquired Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters.

As of September 30, 2021, BMO Funds’ directors and officers, as a group, owned less than one percent of the outstanding voting securities of each Acquired Fund.

F-2

EXHIBIT G

OWNERSHIP OF SHARES OF THE ACQUIRING FUNDS

To the knowledge of Goldman Sachs Trust, as of September 30, 2021, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Acquiring Funds:

Goldman Sachs Financial Square Government Fund

Class	Shareholder Name and Address	Percentage of Class
Administration Shares	Commerce Bank of Kansas City Attn Trust Operations 911 Main St. Ste. 201 Kansas City, MO, 64105-5304	17.89%

	Hanco c/o Hancock Whitney Bank Trust Div. 2285 Lakeshore Dr. Bldg. 4 New Orleans, LA, 70122-3533	14.99%

	BMO Harris Bank NA 111 W. Monroe St. Fl. 9 Chicago, IL, 60603-4096	12.50%

	TD Banknorth NA Attn Deposit Accounting ME091-31N P.O. Box 1377 Lewiston, ME, 04242-1377	9.20%

	M&T Bank P.O. Box 1377 Buffalo, NY, 14240-1377	5.35%

	Amalgamated Bank of Chicago 30 N. Lasalle St. Fl. 38 Chicago, IL, 60602-2590	5.03%

Institutional Shares	Hare & Co (BNY) Attn STIF Operations P.O. Box 223910 Pittsburgh, PA, 15251-2910	12.12%

Goldman Sachs Investor Money Market Fund

Class	Shareholder Name and Address	Percentage of Class
Administration Shares	Pershing LLC 1 Pershing Plz. Jersey City, NJ, 07399-0001	54.65%*

	Ameriprise Financial 707 2nd Ave. S. Minneapolis, MN, 55402-2405	36.30%*

	Union Bank & Trust P.O. Box 85484 San Diego, CA, 92186-5484	9.02%

G-1

Class	Shareholder Name and Address	Percentage of Class
Class I Shares	Wells Fargo Clearing Services LLC 2801 Market St. Saint Louis, MO, 63103-2523	45.97%*

	Linsco Private Ledger/LPL Financial Attn Mutual Fund Operations P.O. Box, 509046 San Diego, CA, 92150-9046	24.81%

	Raymond James Attn Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL, 33716-1100	15.14%

	Hanco 2285 Lakeshore Dr. Bldg. 4 New Orleans, LA, 70122-3533	6.26%

Goldman Sachs Investor Tax-Exempt Money Market Fund

Class	Shareholder Name and Address	Percentage of Class
Administration Shares	James I Black & Co 5700 Mariner St. 606 W. Tampa, FL, 33609-3439	99.99%*

Class I Shares	Glenmede Trust Company 1650 Market St. Ste. 1200 Philadelphia, PA, 19103-7391	60.87%*

	First Premier Bank P.O. Box 2640 Sioux Falls, SD, 57101-2640	20.50%

	Wells Fargo Clearing Services 2801 Market St. Saint Louis, MO, 63103-2523	5.54%

*

Entity owned more than 25% of the outstanding shares of the Acquiring Fund. A shareholder owning of record or beneficially more than 25% of the Acquiring Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters.

As of September 30, 2021, Goldman Sachs Trust’s trustees and officers, as a group, owned less than one percent of the outstanding voting securities of each Acquiring Fund.

G-2

GSBMON142021

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 20, 2021

GOLDMAN SACHS TRUST

Goldman Sachs Financial Square Government Fund

Goldman Sachs Investor Money Market Fund

Goldman Sachs Investor Tax-Exempt Money Market Fund

71 South Wacker Drive

Chicago, Illinois 60606 1-800-621-2550

www.gsamfunds.com

This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI is intended to supplement the information provided in a combined proxy statement/prospectus, dated December 20, 2021 (the “Proxy Statement/Prospectus”), relating specifically to (i) the proposed transfer of all of the assets and the assumption of the stated liabilities of BMO Government Money Market Fund, BMO Prime Money Market Fund and BMO Tax-Free Money Market Fund (each an “Acquired Fund” and together, the “Acquired Funds”), each a series of BMO Funds, Inc. (“BMO Funds”), in exchange for a designated class of shares of Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (each an “Acquiring Fund” and together, the “Acquiring Funds”), each a series of Goldman Sachs Trust, to be distributed to the shareholders of an Acquired Fund, and (ii) the solicitation by the Board of Directors of the BMO Funds of proxies to be used at a special meeting of the shareholders of the Acquired Funds to be held on February 4, 2022. This SAI should be read in conjunction with the Proxy Statement/Prospectus. Please retain this SAI for further reference. To obtain a copy of the Proxy Statement/Prospectus, free of charge, please write to the Goldman Sachs Funds at the address set forth above or call the Goldman Sachs Funds at 1-800-621-2550.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (“GSAM”)	GOLDMAN SACHS & CO. LLC
Investment Adviser	Distributor
200 West Street	200 West Street
New York, New York 10282	New York, New York 10282

GOLDMAN SACHS & CO. LLC

Transfer Agent

71 South Wacker Drive

Chicago, Illinois 60606

Toll free (in U.S.): 1-800-621-2550.

GSAM® is a registered service mark of Goldman Sachs & Co. LLC (“GS&Co”).

1-B

TABLE OF CONTENTS

Page
INTRODUCTION	B-3

DOCUMENTS INCORPORATED BY REFERENCE	B-4

SUPPLEMENTAL FINANCIAL INFORMATION	B-5

2-B

INTRODUCTION

Under the terms of an Agreement and Plan of Reorganization, each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund and the Acquiring Fund will assume all of the stated liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund that are equal in aggregate value to the shares of the Acquired Fund that you held on the Closing Date (as defined below). Shareholders of each class of shares of each Acquired Fund will receive the corresponding class of shares of the corresponding Acquiring Fund, as follows:

Acquired Funds	Acquiring Funds
BMO Government Money Market Fund	Goldman Sachs Financial Square Government Fund
Investor Class (Class Y)	Administration Shares
Premier Class	Institutional Shares

BMO Prime Money Market Fund	Goldman Sachs Investor Money Market Fund
Investor Class (Class Y)	Administration Shares
Premier Class	Class I Shares

BMO Tax-Free Money Market Fund	Goldman Sachs Investor Tax-Exempt Money Market Fund
Investor Class (Class Y)	Administration Shares
Premier Class	Class I Shares

No sales charge, contingent deferred sales charge (“CDSC”), commission, redemption fee or other transactional fee will be charged as a result of the Reorganization, which is scheduled to occur in mid-February 2022, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

3-B

DOCUMENTS INCORPORATED BY REFERENCE

In addition to the information included in this SAI, this SAI consists of the following documents, each of which was filed electronically with the Securities and Exchange Commission, will be sent to any shareholder requesting this SAI without charge by calling 1-800-236-3863 or accessing this information at www.bmofunds.com, and is incorporated by reference herein:

1.	The Acquired Funds’ Annual Report for the fiscal year ended August 31, 2021 (File Nos. 033-48907 and 811-58433).

2.	The Acquired Funds’ Semi-Annual Report for the fiscal period ended February 28, 2021 (File Nos. 033-48907 and 811-58433).

3.	The Acquired Funds’ Statement of Additional Information, dated December 29, 2020, as supplemented July 6, 2021, October 20, 2021, and November 9, 2021 (File Nos. 033-48907 and 811-58433).

4.	The Acquiring Funds’ Annual Report for the fiscal year ended November 30, 2020 (File Nos. 33-17619 and 811-05349).

5.	The Acquiring Fund’s Semi-Annual Report for the fiscal period ended May 31, 2021 (File Nos. 33-17619 and 811-05349).

6.	The Acquiring Fund’s Statement of Additional Information, dated March 30, 2021, as supplemented September 24, 2021 (File Nos. 33-17619 and 811-05349).

4-B

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of each Acquired Fund and the corresponding Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the applicable Reorganization, is included in the “Synopsis of Proposal” section of the Proxy Statement/Prospectus for each corresponding Reorganization.

Each Reorganization will not result in a material change to the applicable Acquired Fund’s investment portfolio due to the investment restrictions of its corresponding Acquiring Fund. As a result, schedules of investments of the Acquired Funds modified to show the effects of the Reorganizations are not required and are not included. Notwithstanding the foregoing, changes may be made to an Acquired Fund’s portfolio in advance of its Reorganization as described in the Proxy Statement/Prospectus.

Each Acquiring Fund will be the accounting survivor of the Reorganization of its corresponding Acquired Fund. There are no material differences in accounting policies of the Acquiring Funds as compared to those of the Acquired Funds.

5-B